[Front Cover]
                              State Street Research
                             GOVERNMENT INCOME FUND

                                  ANNUAL REPORT
                                October 31, 1997
WHAT'S INSIDE

From the Chairman

An exciting
year for investors

Portfolio Manager's Review

Strategy and environment
combine for a good year

Fund Information

Facts and figures

Plus, Complete Portfolio Holdings
and Financial Statements


                              [Dalbar pyramid logo]

                             ---------------------
                                DALBAR KEY HONORS
                                 COMMITMENT TO:
                                    INVESTORS
                                     1 9 9 6
                             ---------------------
                                 For Excellence
                                       in
                               Shareholder Service


                                                     State Street Research Funds

FROM THE CHAIRMAN


[PHOTO OF RALPH F. VERNI]


Dear Shareholder:
In the past 12 months, both stock and bond investors have reaped the rewards of a very favorable financial environment. The nation's economy continued to expand at a moderate, but healthy pace. Inflation and interest rates remain low. Employment is high, and Americans are the most confident they have been in nearly 30 years. Although history teaches us that a convergence of so many positive factors is rare, no major concerns appear to threaten the economy. Even the recent volatility in the financial markets, influenced by weakness in Southeast Asia, has failed to dampen investor optimism much. However, it reminds us that stock markets can go down as well as up.

Stocks
Although the U.S. stock market lost ground in October, it posted extraordinary returns for the year ended October 31, 1997. The S&P 500, a broad measure of common stock performance, rose 32.10%(1) for the period, and investors continued to add money to equity mutual funds at a record pace.

Outside the U.S. investment performance was mixed. Markets in Europe and Latin America posted strong gains in local currency, while key stock markets in Southeast Asia took a beating at the end of the period, the result of currency devaluations and excessive optimism.

Bonds
Bonds lagged stocks for the year, but most segments of the bond market delivered respectable gains. The yield on the 30-year Treasury bond ended the period at 6.15% after spiking above 7.0% in April, the weakest month of the year for both stocks and bonds. The Lehman Brothers Aggregate Bond Index, a common benchmark for bond market performance, gained 8.89%(1). Corporate bonds were strong performers, especially lower-rated high-yield bonds, which returned 14.75%(1), according to the First Boston High Yield Index.

What's Ahead
While the environment for financial assets has been clouded by concerns that the turmoil in Southeast Asia could extend to the U.S., our outlook for both stocks and bonds remains relatively positive. It may not be realistic to expect stocks to deliver another year of double digit returns. However, inflation remains low, corporate profits are still relatively strong, and there are few reasons for the Federal Reserve to raise interest rates in the near term.

Regardless of the environment, we believe there are certain basic principles that can help to keep you focused on your long-term goals: Think long term. Maintain a diversified portfolio. Discipline yourself to stay with your investment program. If you have questions or concerns about your investments, review them with your investment professional. Thank you for investing with State Street Research.

Sincerely,


/s/ Ralph F. Verni


Ralph F. Verni
Chairman

October 31, 1997


Please note that the discussion throughout this shareholder report is dated as indicated and, because of possible changes in viewpoint, data and transactions, should not be relied upon as being current thereafter.

(1)The Standard & Poor's 500 Composite Index (S&P 500) is a market-value weighted index composed of 500 widely held common stocks. The Lehman Brothers Aggregate Bond Index is a market-value weighted index of fixed-rate debt issues, including U.S. treasury, agency, and corporate bond issues, and mortgage-backed securities. The First Boston High Yield Index is a commonly used measure of high yield bond performance. The Merrill Lynch Government Master Index is a commonly used measure of bond market performance. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only.

(2)+7.66% for Class B shares; +7.65% for Class C shares; +8.80% for Class S shares.

(3)All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Investments in the Fund are not insured or guaranteed by the U.S. government or any other entity. Performance for a class includes periods prior to the adoption of class designations. "S" shares, offered without a sales charge, are available through certain employee benefit plans and special programs. Performance for "B" and "C" shares prior to class designations in 1993 reflects annual 12b-1 fees of .25%, and performance thereafter reflects annual 12b-1 fees of 1%, which will reduce subsequent performance.

(4)Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "C" share contingent deferred sales charges, where applicable.

(5)Before November 1, 1997, Class C shares were designated Class D and Class S shares were designated Class C.


--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended October 31, 1997, except where noted)
--------------------------------------------------------------------------------

Total value of $10,000 invested on October 31, 1987(3)
(Class A shares, at maximum applicable sales charge)

[Mountain chart with the following plot points]

10/87   9550
10/88   10483
10/89   11492
10/90   12128
10/91   14099
10/92   15489
10/93   17291
10/94   16671
10/95   19183
10/96   20196
10/97   21917


SEC Yield(5)
-------------------------------------------
Class A                               5.76%
-------------------------------------------
Class B                               5.30%
-------------------------------------------
Class C                               5.31%
-------------------------------------------
Class S                               6.30%
-------------------------------------------

SEC yield is based on the net investment income produced for the 30 days ended October 31, 1997.


SEC Average Annual Compound Rates of Return for periods ended 9/30/97 (at maximum applicable sales charge)(3),(4),(5)

-------------------------------------------
            10 Years     5 Years     1 Year
-------------------------------------------
Class A      +8.31%       +5.64%     +4.03%
-------------------------------------------
Class B      +8.44%       +5.58%     +3.15%
-------------------------------------------
Class C      +8.44%       +5.90%     +7.05%
-------------------------------------------
Class S      +8.92%       +6.84%     +9.21%
-------------------------------------------


SEC Average Annual Compound Rates of Return
(at maximum applicable sales charge)(3),(4),(5)

-------------------------------------------
            10 Years     5 Years     1 Year
-------------------------------------------
Class A      +8.16%       +6.21%     +3.64%
-------------------------------------------
Class B      +8.28%       +6.12%     +2.66%
-------------------------------------------
Class C      +8.29%       +6.45%     +6.65%
-------------------------------------------
Class S      +8.77%       +7.41%     +8.80%
-------------------------------------------

PORTFOLIO MANAGER'S REVIEW
Strategy and environment combine for a good year

[PHOTO OF JOHN H. KALLIS]

John H. Kallis
Portfolio Manager

We spoke with John H. Kallis, portfolio manager of State
Street Research Government Income Fund, about the Fund's performance for the year ended October 31, 1997 and his views on the period ahead.

Q: How did the Fund perform last year?

A: It was a good year for the Fund. Class A shares returned +8.52% for the 12 months ended October 31, 1997 [without sales charge].(2) That was higher than the average U.S. government income fund, which returned 7.99%, as reported by Lipper Analytical Services, and just shy of the return on the Merrill Lynch Government Master Index, which gained 8.67%(1) for the same period.

Q: What accounted for the Fund's strong performance?

A: A favorable environment and several strategic moves helped the Fund. In general, it has been a good year for bonds. Fewer Treasury bonds were issued because the U.S. budget deficit has been reduced more than expected. That, coupled with declining interest rates, made Treasuries more attractive than mortgage bonds. Long-term interest rates came down about one half of one percent. Short-term interest rates have been relatively unchanged. We positioned the portfolio to take advantage of this environment. We reduced our investment in mortgage bonds about half way through the year and shifted some assets into longer-duration Treasuries. Duration measures a bond's sensitivity to changing interest rates. The longer the duration, the more a bond's value is likely to change as interest rates go up or down.

Q: What other factors helped the Fund?

A: Not only did it help the Fund to lighten up on mortgage bonds, the structured mortgage bonds we owned fared better than other types of mortgage bonds as interest rates came down.

Q: Falling interest rates are usually good for bonds. Why do lower rates hurt mortgage bonds?

A: As interest rates come down, more homeowners find it attractive to refinance their mortgages. That means some mortgage bonds are called away, and a manager is faced with reinvesting the money at a lower interest rate. However, most of our investment was in structured mortgages, which were less sensitive to refinancing activity.

Q: The Fund's investment in foreign bonds was increased during the year. Was that a good move?

A: Yes, we raised the Fund's foreign bond position from 4% to 8%, adding government bonds from the U.K., Australia and New Zealand. All of our positions were hedged. In other words, we protected them against the risk that a strong dollar could offset their returns. That was a good move. The portfolio's foreign bonds outperformed its U.S. bonds and contributed to the Fund's strong performance.

Q: What is your outlook for the economy, the bond market and the Fund?

A: The U.S. economy continues to grow at a moderate pace, driven by strong consumer and capital spending. Inflation remains stable, and the Federal Reserve appears to be on hold for the time being. The dollar, which rallied during the Fund's last fiscal year as currencies in Southeast Asia collapsed, remains strong. We believe the pressure on Asian currencies and stock markets makes a rise in interest rates in the U.S. less likely.


October 31, 1997

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Asset Allocation
(by percentage of net assets)

[pie chart]

U.S. Treasury                 42%
U.S. Agency mortgage          27%
Trust certificates/other      16%
Foreign government             8%
Other mortgages                5%
Cash                           2%

Bond Yields
(October 31, 1996 to October 31, 1997)

[Graph comparing Bond Yields with the following plot points]

                 30-year        90-day            30-year
                Mortgage     U.S. Treasury     U.S. Treasury
               Securities     Securities         Securities
               ----------     ----------         ----------
10/96            6.641%          5.144%          7.48%
11/96            6.36            5.121           7.21
12/96            6.641           5.186           7.54
 1/97            6.794           5.142           7.52
 2/97            6.802           5.215           7.58
 3/97            7.095           5.307           7.95
 4/97            6.954           5.238           7.71
 5/97            6.91            4.934           7.63
 6/97            6.78            5.172           7.47
 7/97            6.299           5.227           7.05
 8/97            6.611           5.215           7.3
 9/97            6.403           5.094           7.1
10/97            6.154           5.194           6.93

Source: Bloomberg
                                       2

STATE STREET RESEARCH GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
October 31, 1997

                                     Principal     Maturity         Value
                                      Amount         Date         (Note 1)
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES 71.2%
U.S. Treasury 41.5%
U.S. Treasury Bond, 13.75% ........  $ 7,725,000    8/15/2004     $ 11,092,637
U.S. Treasury Bond, 11.625% .......   24,900,000   11/15/2004       33,031,344
U.S. Treasury Bond, 10.75% ........   21,500,000    8/15/2005       27,916,460
U.S. Treasury Bond, 12.00% ........   12,000,000    8/15/2013       17,583,720
U.S. Treasury Bond, 9.875% ........    8,500,000   11/15/2015       11,893,370
U.S. Treasury Bond, 9.25% .........   17,000,000    2/15/2016       22,668,480
U.S. Treasury Bond, 8.75% .........   11,225,000    5/15/2017       14,438,156
U.S. Treasury Bond, 8.125% ........   43,400,000    8/15/2021       53,510,895
U.S. Treasury Bond, 6.25% .........   14,050,000    8/15/2023       14,100,440
U.S. Treasury Bond, 7.50% .........   20,000,000   11/15/2024       23,334,400
U.S. Treasury Note Inflation
  Indexed, 3.375% .................    3,399,580    1/15/2007        3,353,890
U.S. Treasury Note, 6.625% ........    3,900,000    7/31/2001        4,013,334
U.S. Treasury Note, 6.25% .........    3,450,000    2/28/2002        3,511,445
U.S. Treasury Note, 7.875% ........   13,825,000   11/15/2004       15,412,663
U.S. Treasury Note, 6.50% .........    4,575,000    8/15/2005        4,746,563
U.S. Treasury Note, 6.875% ........    7,150,000    5/15/2006        7,606,957
U.S. Treasury STRIPS, 0.00% .......   13,000,000   11/15/2001       10,333,180
                                                                  ------------
                                                                   278,547,934
                                                                  ------------
U.S. Agency Mortgage 26.5%
Federal Home Loan Mortgage
  Corp. FHA-VA, 9.00% .............    5,325,142   12/01/2009        5,664,354
Federal Home Loan Mortgage
  Corp. Series 29-H PAC,
  6.50% ...........................    5,525,000    3/25/2023        5,537,045
Federal Housing Administration
  Court Yard Project, 10.75% ......    6,477,776    8/01/2032        7,174,137
Federal Housing Administration
  East Bay Manor Project,
  10.00% ..........................    6,748,516    3/01/2033        7,414,932
Federal Housing Administration
  Charles River Project,
  9.625% ..........................    9,453,561   12/01/2033       10,398,917
Federal National Mortgage
  Association, 8.50% ..............   10,000,000    2/01/2005       10,459,300
Federal National Mortgage
  Association, 7.50% ..............   10,880,196    6/01/2010       11,206,602
Federal National Mortgage
  Association, 7.00% ..............       40,118    2/01/2024           40,431
Federal National Mortgage
  Association FHA-VA, 8.00% .......    4,141,193    4/01/2008        4,328,872
Federal National Mortgage
  Association FHA-VA, 8.00% .......    5,865,417    6/01/2008        6,131,237


                                     Principal     Maturity          Value
                                       Amount        Date          (Note 1)
--------------------------------------------------------------------------------
Federal National Mortgage
  Association FHA-VA, 8.50% .......  $ 7,665,481    2/01/2009     $  8,053,508
Federal National Mortgage
  Association FHA-VA, 9.00% .......    7,138,894    5/01/2009        7,582,862
Federal National Mortgage
  Association FHA-VA, 9.00% .......    1,660,462    4/01/2016        1,763,726
Federal National Mortgage
  Association TBA, 7.50% ..........    6,250,000   12/15/2012        6,402,344
Government National Mortgage
  Association, 7.50% ..............   10,456,865    6/15/2009       10,793,367
Government National Mortgage
  Association, 9.50% ..............    2,770,840    9/15/2009        3,006,139
Government National Mortgage
  Association, 9.50% ..............    4,958,526   10/15/2009        5,378,432
Government National Mortgage
  Association, 9.50% ..............    2,254,638   11/15/2009        2,446,102
Government National Mortgage
  Association, 9.00% ..............    1,783,238    4/15/2017        1,934,046
Government National Mortgage
  Association, 8.00% ..............    1,735,198   10/15/2017        1,826,834
Government National Mortgage
  Association, 9.50% ..............   12,231,956   11/15/2017       13,224,871
Government National Mortgage
  Association, 9.50% ..............      248,451    9/15/2019          269,768
Government National Mortgage
  Association, 7.50% ..............    2,655,950    9/15/2021        2,729,626
Government National Mortgage
  Association, 7.50% ..............    1,310,682    1/15/2023        1,344,261
Government National Mortgage
  Association, 10.00% .............   28,545,686    6/15/2023       30,094,763
Government National Mortgage
  Association, 7.50% ..............      736,003    8/15/2023          754,859
Government National Mortgage
  Association, 7.50% ..............      780,210   10/15/2023          800,199
Government National Mortgage
  Association, 7.50% ..............      534,501   12/15/2023          548,195
Government National Mortgage
  Association, 7.50% ..............      715,792    1/15/2024          733,679
Government National Mortgage
  Association, 7.50% ..............    9,085,943    4/15/2024        9,313,001
                                                                  ------------
                                                                   177,356,409
                                                                  ------------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                      Principal       Maturity        Value
                                        Amount          Date         (Note 1)
--------------------------------------------------------------------------------
U.S. Agency 3.2%
Federal Home Loan Mortgage
  Corp. Deb., 7.24%   ............   $10,020,000      5/15/2002     $ 10,074,809
Guaranteed Export Trust Notes
  Series 95-A, 6.28%  ............     7,411,765      6/15/2004        7,488,402
Guaranteed Export Trust Notes
  Series 96-A, 6.55%  ............     3,747,055      6/15/2004        3,817,462
                                                                    ------------
                                                                      21,380,673
                                                                    ------------
Total U.S. Government Securities (Cost $457,523,646) ..........      477,285,016
                                                                    ------------
OTHER INVESTMENTS 26.4%
Trust Certificates 12.9%
Cooperative Utility Trust
  Certificates, 9.50% ............    25,499,000      2/15/2017       26,969,272
Cooperative Utility Trust
  Certificates, 10.11%   .........     1,500,000     12/15/2017        1,582,005
Cooperative Utility Trust
  Certificates, 9.52% ............    24,525,000      3/15/2019       25,986,690
Government Backed Trust Class
  T-3, 9.625%   ..................     8,420,577      5/15/2002        8,925,054
Government Trust Certificates
  Class 2-E, 9.40% ...............    21,939,540      5/15/2002       23,275,658
                                                                    ------------
                                                                      86,738,679
                                                                    ------------
Foreign Government 7.9%
Commonwealth of Australia,          Australian Dollar
  9.00%   ........................    19,950,000      9/15/2004       16,560,825

                                    Canadian Dollar
Government of Canada, 0.00%            5,875,000      2/05/1998        4,128,153

Government of New Zealand,        New Zealand Dollar
  10.00%  ........................     9,625,000      3/15/2002        6,715,102
Government of New Zealand,
  8.00%   ........................     9,500,000     11/15/2006        6,484,273

United Kingdom Treasury,            Pound Sterling
  8.50%   ........................    10,000,000     12/07/2005       18,733,130
                                                                    ------------
                                                                      52,621,483
                                                                    ------------


                                       Principal        Maturity       Value
                                         Amount           Date        (Note 1)
--------------------------------------------------------------------------------
Finance/Mortgage 5.6%
Chase Mortgage Finance Corp.
  Series 93L-5, 6.25% ............   $ 5,000,000     10/25/2024     $  4,951,562
CWMBS Inc. Series 1994-9 A-2
  PAC, 6.50% .....................     6,844,898      5/25/2024        6,857,732
GE Capital Mortgage Services
  Inc., 5.85%   ..................     3,647,520      9/25/2023        3,633,842
Prudential Home Mortgage
  Securities Co. Series 93-29
  A-6 PAC, 6.75%   ...............     8,089,032      8/25/2008        8,139,589
Residential Funding Corp.
  Series 93-S25 A-1, 6.50%  ......     7,323,294      7/25/2008        7,336,989
Structured Asset Securities
  Corp. Series 97-LL1-A1,
  Certificates Series 97-LLI,
  6.79%   ........................     6,625,000     10/15/2034        6,717,412
                                                                    ------------
                                                                      37,637,126
                                                                    ------------
Total Other Investments (Cost $177,693,180) ...................      176,997,288
                                                                    ------------
SHORT-TERM OBLIGATIONS 1.9%
Federal Home Loan Bank, 5.50%         4,253,000     11/04/1997         4,251,051
Federal Home Loan Bank, 5.47%         8,100,000     11/05/1997         8,095,077
                                                                    ------------
Total Short-Term Obligations (Cost $12,346,128) ..............        12,346,128
                                                                    ------------
Total Investments (Cost $647,562,954)--99.5% .................       666,628,432
Cash and Other Assets, Less Liabilities--0.5% ................         3,604,290
                                                                    ------------
Net Assets--100.0% ...........................................      $670,232,722
                                                                    ============
Federal Income Tax Information:
AtOctober 31, 1997, the net unrealized appreciation of investments based on cost for Federal income tax purposes of $647,562,954 was as follows:
Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value
  over tax cost ..............................................      $ 22,467,765
Aggregate gross unrealized depreciation for all
  investments in which there is an excess of tax
  cost over value ............................................       (3,402,287)
                                                                    ------------
                                                                    $ 19,065,478
                                                                    ============

--------------------------------------------------------------------------------
TBA Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized and may vary by no more than 1%.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------

Forward currency exchange contracts outstanding at October 31, 1997 are as follows:

                                                                                          Unrealized
                                                                                         Appreciation
                                                   Total Value        Contract Price     (Depreciation)     Delivery Date
-------------------------------------------------------------------------------------------------------------------------
Sell Australian dollars, Buy U.S. dollars        1,272,000    AUD       .73565  AUD       $   40,960          11/14/97
Sell Australian dollars, Buy U.S. dollars       11,783,000    AUD       .70850  AUD           44,357           1/23/98
Sell Australian dollars, Buy U.S. dollars        4,000,000    AUD       .73289  AUD          116,058          12/10/97
Sell Australian dollars, Buy U.S. dollars        4,910,000    AUD       .73480  AUD          151,835          12/10/97
Sell British pounds, Buy U.S. dollars           10,687,000    GBP      1.62700  GBP         (479,216)          1/23/98
Sell New Zealand dollars, Buy U.S. dollars      10,700,000    NZD       .62300  NZD           37,918           1/23/98
Sell New Zealand dollars, Buy U.S. dollars      10,310,000    NZD       .62414  NZD           48,290           1/23/98
                                                                                          ----------
                                                                                          $  (39,798)
                                                                                          ==========

Written put option transactions during the year ended October 31, 1997 were as follows:


                                      Principal
                                        Amount          Premiums
                                     ------------      ----------
Outstanding, beginning of year                 --              --
Options written                     $  16,500,000      $  101,876
Options expired                                --              --
Options closed                        (16,500,000)       (101,876)
                                    -------------      ----------
Outstanding, end of year            $          --      $       --
                                    =============      ==========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
October 31, 1997

Assets
Investments, at value (Cost $647,562,954) (Note 1)   .........    $ 666,628,432
Cash .........................................................          150,428
Receivable for securities sold  ..............................       29,114,789
Interest receivable ..........................................       11,517,167
Receivable for open forward contracts ........................          439,418
Receivable for fund shares sold ..............................          179,448
Other assets  ................................................            5,396
                                                                  -------------
                                                                    708,035,078
Liabilities
Payable for securities purchased   ...........................       33,634,280
Dividends payable   ..........................................        2,040,973
Payable for fund shares redeemed   ...........................          552,035
Payable for open forward contracts ...........................          479,216
Accrued management fee (Note 2) ..............................          368,054
Accrued transfer agent and shareholder services
  (Note 2) ...................................................          264,200
Accrued distribution and service fees (Note 3) ...............          206,647
Accrued trustees' fees (Note 2) ..............................            8,516
Other accrued expenses .......................................          248,435
                                                                  -------------
                                                                     37,802,356
                                                                  -------------
Net Assets                                                        $ 670,232,722
                                                                  =============
Net Assets consist of:
 Undistributed net investment income  ........................    $   2,339,029
 Unrealized appreciation of investments  .....................       19,065,478
 Unrealized depreciation of forward contracts and
   foreign currency ..........................................          (34,015)
 Accumulated net realized loss  ..............................      (39,689,487)
 Shares of beneficial interest  ..............................      688,551,717
                                                                  -------------
                                                                  $ 670,232,722
                                                                  =============
Net Asset Value and redemption price per share of
  Class A shares ($524,564,649 [divided by] 41,460,715 shares
  of beneficial interest) ....................................           $12.65
                                                                         ======
Maximum Offering Price per share of Class A shares
  ($12.65 [divided by] .955) .................................           $13.25
                                                                         ======
Net Asset Value and offering price per share of Class B
  shares ($97,252,569 [divided by] 7,709,687 shares of
  beneficial interest)*   ....................................           $12.62
                                                                         ======
Net Asset Value and offering price per share of Class C
  shares ($16,300,666 [divided by] 1,291,316 shares of
  beneficial interest)*   ....................................           $12.62
                                                                         ======
Net Asset Value, offering price and redemption price per
  share of Class S shares ($32,114,838 [divided by]
  2,540,378 shares of beneficial interest)  ..................           $12.64
                                                                         ======

--------------------------------------------------------------------------------
* Redemption price per share for Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the year ended October 31, 1997

Investment Income
Interest  ................................................    $50,464,680
Expenses
Management fee (Note 2)  .................................      4,364,193
Transfer agent and shareholder services (Note 2) .........        686,265
Custodian fee   ..........................................        226,325
Service fee-Class A (Note 3)   ...........................      1,362,695
Distribution and service fees-Class B (Note 3)   .........        947,297
Distribution and service fees-Class C (Note 3)   .........        154,317
Reports to shareholders  .................................        120,433
Registration fees  .......................................         53,334
Audit fee ................................................         43,561
Trustees' fees (Note 2)  .................................         34,065
Legal fees   .............................................         13,590
Miscellaneous   ..........................................         33,406
                                                              -----------
                                                                8,039,481
                                                              -----------
Net investment income ....................................     42,425,199
                                                              -----------
Realized and Unrealized Gain (Loss) on
   Investments, Options, Forward Contracts
   and Foreign Currency
Net realized gain on investments (Notes 1 and 4) .........      5,443,859
Net realized gain on written options .....................         92,892
Net realized gain on forward contracts and foreign
  currency (Note 1)   ....................................      3,226,994
                                                              -----------
 Total net realized gain .................................      8,763,745
                                                              -----------
Net unrealized appreciation of investments (Note 5) ......      2,636,837
Net unrealized depreciation of forward contracts and
  foreign currency .......................................        (79,138)
                                                              -----------
 Total net unrealized appreciation   .....................      2,557,699
                                                              -----------
Net gain on investments, options, forward contracts
  and foreign currency   .................................     11,321,444
                                                              -----------
Net increase in net assets resulting from operations .....    $53,746,643
                                                              ===========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    Years ended October 31
                                             ----------------------------------
                                                  1996              1997
                                             ---------------   ----------------
Increase (Decrease) in Net Assets
Operations:
Net investment income   .........            $ 46,482,643       $  42,425,199
Net realized gain (loss) on
  investments, options,
  forward contracts and
  foreign currency   ............              (3,552,004)          8,763,745
Net unrealized appreciation
  (depreciation) of
  investments, forward
  contracts and foreign
  currency  .....................              (6,405,085)          2,557,699
                                             ------------       -------------
Net increase resulting from
  operations   ..................              36,525,554          53,746,643
                                             ------------       -------------
Dividends from net investment income:
 Class A ........................            (39,055,243)        (35,201,643)
 Class B ........................             (5,188,785)         (5,410,928)
 Class C ........................               (773,463)           (880,065)
 Class S ........................               (404,930)         (1,061,597)
                                            ------------       -------------
                                             (45,422,421)        (42,554,233)
                                            ------------       -------------
Net decrease from fund share
  transactions (Note 6) .........            (50,352,743)        (42,731,617)
                                            ------------       -------------
Total decrease in net assets ....            (59,249,610)        (31,539,207)
Net Assets
Beginning of year ...............            761,021,539         701,771,929
                                            ------------       -------------
End of year (including
  undistributed net
  investment income of
  $100,856 and $2,339,029,
  respectively)   ...............          $701,771,929       $ 670,232,722
                                           ============       =============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
October 31, 1997

Note 1

State Street Research Government Income Fund (the "Fund") is a series of State Street Research Financial Trust (the "Trust"), which was organized as a Massachusetts business trust in November, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in March, 1987. The Trust consists presently of four separate funds: State Street Research Government Income Fund, State Street Research Strategic Portfolios: Moderate, State Street Research Strategic Portfolios: Conservative and State Street Research Strategic
Portfolios: Aggressive.

The investment objective of the Fund is to seek high current income. In seeking to achieve its investment objective, the Fund invests primarily in U.S. Government securities.

The Fund offers four classes of shares. Before November 1, 1997, Class C shares were designated Class D and Class S shares were designated Class C. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser") and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation

Securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Securities for which there is no such valuation, if any, are valued at their fair value as determined in accordance with established methods consistently applied. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. Net Investment Income

Net investment income is determined daily and consists of interest accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Accretion of discount is computed under the effective yield method. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends

Dividends are declared daily based upon projected net investment income and are paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, if any, within the prescribed time periods. At October 31, 1997, the Fund had a capital loss carryforward of $39,689,487 available, to the extent provided in regulations, to offset future capital gains, if any, of which $18,353,379, $17,196,293 and $4,139,815 expires on October 31, 1998, 2002 and 2004, respectively. The Fund had a capital loss carryforward of $40,525,802 expire on October 31, 1997. In addition, as part of a merger that occurred on May 12, 1995, the Fund acquired from MetLife-State Street Research Government Securities Fund a capital loss carryforward of $5,100,777, of which $3,074,207 and $2,026,570 expires on October 31, 2001 and 2002, respectively. The Fund's use of such capital loss carryforward may be limited under current tax laws.

F. Forward Contracts and Foreign Currencies

The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

G. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. Written Put Options

The Fund may write put options to enhance return and to hedge against unfavorable market conditions. A written put option is a contract in which the option writer grants the option buyer the right to sell back to the writer a designated security at a specified price and time. The premium paid by the buyer is recorded in the Fund's accounts as a liability and subsequently marked to the current market value of the written option resulting in an unrealized gain or loss. Exchange traded written options are valued at the last sale price, or if no sales are reported, the last ask price. If the written option expires unexercised, the Fund will realize a gain in the amount of the premium. If the option is closed, the Fund will recognize a gain or loss based on the difference between the cost of closing the option and the premium. If the option is exercised, the Fund's cost basis of the acquired security will be the exercise price decreased by the premium. The Fund accepts the risk of a decline in value of the underlying security below the exercise price and the risk that an illiquid secondary market will limit the Fund's ability to close the option contract.

Note 2

The Trust and the Adviser, an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended October 31, 1997, the fees pursuant to such agreement amounted to $4,364,193.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or

STATE STREET RESEARCH GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
NOTES (cont'd)
--------------------------------------------------------------------------------

plans, through or under which shares of the Trust may be purchased. During the year ended October 31, 1997, the amount of such expenses was $242,080.

The fees of the Trustees not currently affiliated with the Adviser amounted to $34,065 during the year ended October 31, 1997.

Note 3

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class C shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class C shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended October 31, 1997, fees pursuant to such plan amounted to $1,362,695, $947,297 and $154,317 for Class A, Class B and Class C shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $50,558 and $258,372, respectively, on sales of Class A shares of the Fund during the year ended October 31, 1997, and that MetLife Securities, Inc. earned commissions aggregating $253,677 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges aggregating $287,730 and $3,988 on redemptions of Class B and Class C shares, respectively, during the same period.

Note 4

For the year ended October 31, 1997, purchases and sales of securities, exclusive of short-term obligations, aggregated $813,782,491 and $860,992,919 (including $745,334,612 and $697,592,306 of U.S. Government obligations), respectively.

Note 5

On June 20, 1997, the Fund acquired the assets and liabilities of State Street Research International Fixed Income Fund ("International Fixed Income Fund") in exchange for shares of each class of the Fund. The acquisition was accounted for as a tax-free exchange of 122,345 Class A shares, 226,623 Class B shares, 46,221 Class C shares and 1,845,952 Class S shares of the Fund for the net assets of International Fixed Income Fund which amounted to $1,514,628, $2,798,800, $571,293 and $22,834,432 for Class A, Class B, Class D and Class C shares, respectively. The net assets of International Fixed Income Fund included $801,654 of unrealized appreciation at the close of business on June 20, 1997. The net assets of the Fund immediately after the acquisition were $680,812,302.

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At October 31, 1997, the Distributor owned 12,241 Class A shares and Metropolitan owned 1,768,508 Class S shares of the Fund.

Share transactions were as follows:

                                                                               Years ended October 31
                                                                          ---------------------------------
                                                                                        1996
                                                                          ---------------------------------
Class A                                                                       Shares            Amount
-----------------------------------------------------------------------------------------------------------
Shares sold  ............................................................    2,386,852     $   29,601,645
Issued in connection with acquisition of International Fixed Income Fund            --                 --
Issued upon reinvestment of dividends   .................................    1,707,616         21,188,423
Shares repurchased ......................................................   (9,183,464)      (113,908,052)
                                                                            ----------     --------------
Net decrease ............................................................   (5,088,996)    $  (63,117,984)
                                                                            ==========     ==============

Class B                                                                       Shares             Amount
-----------------------------------------------------------------------------------------------------------
Shares sold  ............................................................    2,341,362     $   29,026,329
Issued in connection with acquisition of International Fixed Income Fund            --                 --
Issued upon reinvestment of dividends   .................................      275,775          3,412,679
Shares repurchased ......................................................   (1,940,555)       (24,024,991)
                                                                            ----------     --------------
Net increase ............................................................      676,582     $    8,414,017
                                                                            ==========     ==============

Class C (Formerly Class D)                                                    Shares            Amount
-----------------------------------------------------------------------------------------------------------
Shares sold  ............................................................      520,289     $    6,453,505
Issued in connection with acquisition of International Fixed Income Fund            --                 --
Issued upon reinvestment of dividends   .................................       43,660            539,841
Shares repurchased ......................................................     (435,567)        (5,400,796)
                                                                            ----------     --------------
Net increase ............................................................      128,382     $    1,592,550
                                                                            ==========     ==============

Class S (Formerly Class C)                                                    Shares            Amount
-----------------------------------------------------------------------------------------------------------
Shares sold  ............................................................      518,980     $    6,381,030
Issued in connection with acquisition of International Fixed Income Fund            --                 --
Issued upon reinvestment of dividends   .................................       30,667            379,365
Shares repurchased ......................................................     (324,941)        (4,001,721)
                                                                            ----------     --------------
Net increase ............................................................      224,706     $    2,758,674
                                                                            ==========     ==============


                                                                                        1997
                                                                          ---------------------------------
Class A                                                                       Shares            Amount
-----------------------------------------------------------------------------------------------------------
Shares sold  ............................................................    1,724,885     $   21,326,126
Issued in connection with acquisition of International Fixed Income Fund       122,345          1,514,628
Issued upon reinvestment of dividends   .................................    1,617,477         20,020,535
Shares repurchased ......................................................   (8,994,512)      (111,248,439)
                                                                            ----------     --------------
Net decrease ............................................................   (5,529,805)    $  (68,387,150)
                                                                            ==========     ==============

Class B                                                                       Shares            Amount
-----------------------------------------------------------------------------------------------------------
Shares sold  ............................................................    1,428,886     $   17,617,666
Issued in connection with acquisition of International Fixed Income Fund       226,623          2,798,800
Issued upon reinvestment of dividends   .................................      289,207          3,569,308
Shares repurchased ......................................................   (1,914,285)       (23,580,814)
                                                                            ----------     --------------
Net increase ............................................................       30,431     $      404,960
                                                                            ==========     ==============

Class C (Formerly Class D)                                                    Shares            Amount
-----------------------------------------------------------------------------------------------------------
Shares sold  ............................................................      463,886     $    5,714,578
Issued in connection with acquisition of International Fixed Income Fund        46,221            571,293
Issued upon reinvestment of dividends   .................................       51,335            634,002
Shares repurchased ......................................................     (436,411)        (5,400,255)
                                                                            ----------     --------------
Net increase ............................................................      125,031     $    1,519,618
                                                                            ==========     ==============

Class S (Formerly Class C)                                                    Shares            Amount
-----------------------------------------------------------------------------------------------------------
Shares sold  ............................................................      211,412     $    2,620,092
Issued in connection with acquisition of International Fixed Income Fund     1,845,952         22,834,432
Issued upon reinvestment of dividends   .................................       42,472            525,501
Shares repurchased ......................................................     (184,733)        (2,249,070)
                                                                            ----------     --------------
Net increase ............................................................    1,915,103     $   23,730,955
                                                                            ==========     ==============

STATE STREET RESEARCH GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share outstanding throughout each year:

                                                                                        Class A
                                                             --------------------------------------------------------------
                                                                                 Years ended October 31
                                                             --------------------------------------------------------------
                                                               1993        1994(1)      1995(1)      1996(1)      1997(1)
                                                             ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of year ($)                          12.38        12.92        11.68        12.58        12.43
                                                               ------       ------       ------        -----       ------
 Net investment income ($)                                       0.84         0.81         0.83         0.81         0.80
 Net realized and unrealized gain (loss) on investments,
  options, forward contracts and foreign currency ($)            0.56       ( 1.26)        0.88        (0.17)        0.22
                                                               ------       ------       ------        -----       ------
Total from investment operations ($)                             1.40       ( 0.45)        1.71         0.64         1.02
                                                               ------       ------       ------        -----       ------
 Dividends from net investment income ($)                      ( 0.84)      ( 0.79)      ( 0.81)       (0.79)      ( 0.80)
 Distributions from capital gains ($)                          ( 0.02)          --           --           --           --
                                                               ------       ------       ------        -----       ------
Total distributions ($)                                        ( 0.86)      ( 0.79)      ( 0.81)       (0.79)      ( 0.80)
                                                               ------       ------       ------        -----       ------
Net asset value, end of year ($)                                12.92        11.68        12.58        12.43        12.65
                                                               ======       ======       ======        =====       ======
Total return(3)(%)                                              11.63       ( 3.58)       15.07         5.28         8.52
Ratios/supplemental data:
Net assets at end of year ($ thousands)                       868,556      638,418      655,045      584,313      524,565
Ratio of operating expenses to average net assets (%)            1.05         1.07         1.10         1.09         1.08
Ratio of net investment income to average net assets (%)         6.59         6.54         6.83         6.50         6.44
Portfolio turnover rate (%)                                    103.49       134.41       105.57        88.79       124.95


                                                                                         Class B
                                                             ---------------------------------------------------------------
                                                                                 Years ended October 31
                                                             ---------------------------------------------------------------
                                                               1993(2)        1994(1)     1995(1)     1996(1)     1997(1)
                                                             ----------      ---------   ---------   ---------   --------
Net asset value, beginning of year ($)                           12.67          12.91       11.66       12.55       12.40
                                                                ------         ------      ------       -----      ------
 Net investment income ($)                                        0.30           0.72        0.73        0.71        0.70
 Net realized and unrealized gain (loss) on investments,
  options, forward contracts and foreign currency ($)             0.24         ( 1.27)       0.87       (0.16)       0.22
                                                                ------         ------      ------       -----      ------
Total from investment operations ($)                              0.54         ( 0.55)       1.60        0.55        0.92
                                                                ------         ------      ------       -----      ------
 Dividends from net investment income ($)                       ( 0.30)        ( 0.70)     ( 0.71)      (0.70)     ( 0.71)
                                                                ------         ------      ------       -----      ------
Total distributions ($)                                         ( 0.30)        ( 0.70)     ( 0.71)      (0.70)     ( 0.71)
                                                                ------         ------      ------       -----      ------
Net asset value, end of year ($)                                 12.91          11.66       12.55       12.40       12.61
                                                                ======         ======      ======       =====      ======
Total return(3)(%)                                                4.32(4)      ( 4.38)      14.15        4.51        7.66
Ratios/supplemental data:
Net assets at end of year ($ thousands)                         26,578         52,319      87,908      95,218      97,253
Ratio of operating expenses to average net assets (%)             1.81(5)        1.82        1.85        1.84        1.83
Ratio of net investment income to average net assets (%)          5.67(5)        5.86        6.01        5.75        5.68
Portfolio turnover rate (%)                                     103.49         134.41      105.57       88.79      124.95

--------------------------------------------------------------------------------
(1) Per-share figures have been calculated using the average shares method.

(2) June 1, 1993 (commencement of share class designations) to October 31, 1993.

(3) Does not reflect any front-end or contingent deferred sales charges.

(4) Not annualized.

(5) Annualized.
                                       10

STATE STREET RESEARCH GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (cont'd)
--------------------------------------------------------------------------------

                                                                               Class C (Formerly Class D)
                                                             ---------------------------------------------------------------
                                                                                 Years ended October 31
                                                             ---------------------------------------------------------------
                                                               1993(2)        1994(1)     1995(1)     1996(1)     1997(1)
                                                             ----------      ---------    -------     -------     -------
Net asset value, beginning of year ($)                           12.67          12.91       11.66       12.56       12.41
                                                                ------         ------      ------       -----      ------
 Net investment income ($)                                        0.30           0.72        0.74        0.71        0.70
 Net realized and unrealized gain (loss) on investments,
  options, forward contracts and foreign currency ($)             0.24         ( 1.27)       0.87       (0.16)       0.22
                                                                ------         ------      ------       -----      ------
Total from investment operations ($)                              0.54         ( 0.55)       1.61        0.55        0.92
                                                                ------         ------      ------       -----      ------
 Dividends from net investment income ($)                       ( 0.30)        ( 0.70)     ( 0.71)      (0.70)     ( 0.71)
                                                                ------         ------      ------       -----      ------
Total distributions ($)                                         ( 0.30)        ( 0.70)     ( 0.71)      (0.70)     ( 0.71)
                                                                ------         ------      ------       -----      ------
Net asset value, end of year ($)                                 12.91          11.66       12.56       12.41       12.62
                                                                ======         ======      ======       =====      ======
Total return(3)(%)                                                4.32(4)      ( 4.38)      14.24        4.51        7.65
Ratios/supplemental data:
Net assets at end of year ($ thousands)                         12,101         13,425      13,033      14,473      16,301
Ratio of operating expenses to average net assets (%)             1.88(5)        1.82        1.85        1.84        1.83
Ratio of net investment income to average net assets (%)          5.59(5)        5.84        6.08        5.76        5.68
Portfolio turnover rate (%)                                     103.49         134.41      105.57       88.79      124.95


                                                                               Class S (Formerly Class C)
                                                             ---------------------------------------------------------------
                                                                                 Years ended October 31
                                                             ---------------------------------------------------------------
                                                              1993(2)         1994(1)     1995(1)     1996(1)     1997(1)
                                                             ---------        -------     -------     -------     -------
Net asset value, beginning of year ($)                           12.67          12.92       11.67       12.57       12.42
                                                                ------         ------      ------       -----      ------
 Net investment income ($)                                        0.19           0.84        0.90        0.84        0.80
 Net realized and unrealized gain (loss) on investments,
  options, forward contracts and foreign currency ($)             0.42         ( 1.27)       0.84       (0.17)       0.25
                                                                ------         ------      ------       -----      ------
Total from investment operations ($)                              0.61         ( 0.43)       1.74        0.67        1.05
                                                                ------         ------      ------       -----      ------
 Dividends from net investment income ($)                       ( 0.36)        ( 0.82)     ( 0.84)      (0.82)     ( 0.83)
                                                                ------         ------      ------       -----      ------
Total distributions ($)                                         ( 0.36)        ( 0.82)     ( 0.84)      (0.82)     ( 0.83)
                                                                ------         ------      ------       -----      ------
Net asset value, end of year ($)                                 12.92          11.67       12.57       12.42       12.64
                                                                ======         ======      ======       =====      ======
Total return(3)(%)                                                4.82(4)      ( 3.42)      15.37        5.55        8.80
Ratios/supplemental data:
Net assets at end of year ($ thousands)                             36            203       5,036       7,767      32,115
Ratio of operating expenses to average net assets (%)             0.80(5)        0.82        0.85        0.84        0.82
Ratio of net investment income to average net assets (%)          6.59(5)        8.01        6.79        6.78        6.66
Portfolio turnover rate (%)                                     103.49         134.41      105.57       88.79      124.95

--------------------------------------------------------------------------------
(1) Per-share figures have been calculated using the average shares method.

(2) June 1, 1993 (commencement of share class designations) to October 31, 1993.

(3) Does not reflect any front-end or contingent deferred sales charges.

(4) Not annualized.

(5) Annualized.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Financial Trust and the Shareholders of
State Street Research Government Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Government Income Fund (a series of State Street Research Financial Trust, hereafter referred to as the "Trust") at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
December 12, 1997

STATE STREET RESEARCH GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

Government Income Fund had a strong year. Class A shares of the Fund returned +8.52% [without sales charge] for the 12 months ended October 31, 1997. This total return performance was higher than that of the average U.S. government income fund tracked by Lipper

Analytical Services, which returned +7.99% for the same period. The Merrill Lynch Government Master Index was up 8.67%.

The Fund's current portfolio consists primarily of U.S. Treasury bonds and bonds issued or backed by agencies of the U.S. government.

A generally favorable environment and a shift from mortgage bonds to longer duration U.S. Treasuries helped the Fund. The manager reduced the portfolio's mortgage exposure from 37% to 27%, and reinvested the proceeds in U.S. Treasuries. The Fund benefited as long-term bonds gained the most as interest rates came down during the year and fewer new bonds were issued, the result of a reduced budget deficit.

The Fund's foreign bond investments also added value. The manager increased the Fund's exposure to foreign bonds and hedged the positions to protect returns against a rising dollar.

October 31, 1997


All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Investments in the Fund are not insured or guaranteed by the U.S. government or any other entity. Performance for a class includes periods prior to the adoption of class designations. "S" shares, offered without a sales charge, are available only through employee benefit plans and special programs. Performance for "B" and "C" shares prior to class designations in 1993 reflects annual 12b-1 fees of .25%, and performance thereafter reflects annual 12b-1 fees of 1%, which will reduce subsequent performance. Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "C" share contingent deferred sales charges, where applicable. Before November 1, 1997, Class C shares were designated Class D and Class S shares were designated Class C. The Merrill Lynch Government Master and Blended Indices are commonly used measures of bond market performance. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only.


                      Change In Value Of $10,000 Based On
                      The Merrill Lynch Blended Index And
                   The Merrill Lynch Government Master Index
                Compared To Change In Value Of $10,000 Invested
                           In Government Income Fund

[Line chart with the following plot points]
Class A Shares

Average Annual Total Return
---------------------------
1 Year    5 Years   10 Years
+3.64%    +6.21%    +8.16%

             Government     ML Blended      ML Government
             Income Fund       Index        Master Index
             -----------       -----        ------------
10/87             9550         10000           10000
10/88            10483         11113           10973
10/89            11492         12393           12291
10/90            12128         13233           13022
10/91            14099         15259           14928
10/92            15489         16760           16472
10/93            17291         18672           18614
10/94            16671         18043           17808
10/95            19183         20797           20553
10/96            20196         21966           21590
10/97            21917         23900           23463

[Line chart with the following plot points]
Class B Shares

Average Annual Total Return
---------------------------
1 Year    5 Years  10 Years
+2.66%    +6.12%   +8.28%

             Government     ML Blended      ML Government
             Income Fund       Index        Master Index
             -----------       -----        ------------
10/87          10000           10000           10000
10/88          10977           11113           10973
10/89          12033           12393           12291
10/90          12700           13233           13022
10/91          14763           15259           14928
10/92          16219           16760           16472
10/93          18037           18672           18614
10/94          17248           18043           17808
10/95          19689           20797           20553
10/96          20577           21966           21590
10/97          22153           23900           23463

[Line chart with the following plot points]
Class C Shares

   Average Annual Total Return
   ---------------------------
1 Year    5 Years    10 Years
+6.65%    +6.45%     +8.29%

             Government     ML Blended      ML Government
             Income Fund       Index        Master Index
             -----------       -----        ------------

10/87            10000           10000           10000
10/88            10977           11113           10973
10/89            12033           12393           12291
10/90            12700           13233           13022
10/91            14763           15259           14928
10/92            16219           16760           16472
10/93            18037           18672           18614
10/94            17247           18043           17808
10/95            19703           20797           20553
10/96            20591           21966           21590
10/97            22149           23900           23463

[Line chart with the following plot points]
Class D  Shares

Average Annual Total Return
---------------------------
1 Year    5 Years10 Years
+8.80%    +7.41% +8.77%

             Government     ML Blended  ML Government
             Income Fund       Index      Master Index
             -----------       -----      ------------

10/87            10000           10000        10000
10/88            10977           11113        10973
10/89            12033           12393        12291
10/90            12700           13233        13022
10/91            14763           15259        14928
10/92            16219           16760        16472
10/93            18124           18672        18614
10/94            17503           18043        17808
10/95            20193           20797        20553
10/96            21313           21966        21590
10/97            23189           23900        23463

STATE STREET RESEARCH GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF
STATE STREET RESEARCH FINANCIAL TRUST
--------------------------------------------------------------------------------

Fund Information

State Street Research
Government Income Fund
One Financial Center
Boston, MA 02111

Investment Adviser
State Street Research &
Management Company
One Financial Center
Boston, MA 02111

Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

Shareholder Services
State Street Research
Service Center
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032

Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, MA 02109

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

Officers

Ralph F. Verni
Chairman of the Board,
President and
Chief Executive Officer

Peter C. Bennett
Vice President

John H. Kallis
Vice President

Thomas A. Shively
Vice President

Gerard P. Maus
Treasurer

Joseph W. Canavan
Assistant Treasurer

Douglas A. Romich
Assistant Treasurer

Francis J. McNamara, III
Secretary and General Counsel

Darman A. Wing
Assistant Secretary and
Assistant General Counsel

Amy L. Simmons
Assistant Secretary

Trustees

Ralph F. Verni
Chairman of the Board,
President, Chief Executive
Officer and Director,
State Street Research &
Management Company

Steve A. Garban
Retired; formerly Senior Vice
President for Finance and
Operations and Treasurer, The
Pennsylvania State University

Malcolm T. Hopkins
Former Vice Chairman of the
Board and Chief Financial
Officer, St. Regis Corp.

Edward M. Lamont
Formerly in banking
(Morgan Guaranty Trust
Company of New York);
presently engaged in private
investments and civic affairs

Robert A. Lawrence
Associate, Saltonstall & Co.

Dean O. Morton
Retired; formerly Executive
Vice President, Chief
Operating Officer and Director,
Hewlett-Packard Company

Thomas L. Phillips
Retired; formerly Chairman of
the Board and Chief Executive
Officer, Raytheon Company

Toby Rosenblatt
President,
The Glen Ellen Company
Vice President,
Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts Institute of Technology

Jeptha H. Wade
Retired; formerly Of Counsel, Choate, Hall & Stewart

[Back Cover]


State Street Research Government Income Fund                    Bulk Rate
One Financial Center                                          U.S. Postage
Boston, MA 02111                                                  PAID
                                                              Randolph, MA
                                                             Permit No. 600


Questions? Comments?
Call us at 1-800-562-0032
Write us at:
        State Street Research
        Service Center
        P.O. Box 8408
        Boston, MA 02266-8408 or
E-Mail us at:
        info@ssrfunds.com

[State Street Research Logo] State Street Research



This report is prepared for the general information of current shareholders.

When used in the general solicitation of investors, this report must be accompanied or preceded by a current State Street Research Government Income Fund prospectus. When used after December 31, 1997, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER:  4488-971223(0199)SSR-LD                       GI-109E-1297IBSRN

                             STATE STREET RESEARCH
                         ------------------------------
                         STRATEGIC PORTFOLIOS: MODERATE
                         ------------------------------

ANNUAL REPORT
October 31, 1997

 -------------
 WHAT'S INSIDE
 -------------

FROM THE CHAIRMAN

An exciting year
to be an investor

PORTFOLIO MANAGER'S REVIEW

Portfolio delivers
positive performance

FUND INFORMATION

Facts and figures

PLUS, COMPLETE PORTFOLIO HOLDINGS
AND FINANCIAL STATEMENTS


[graphic omitted]

   For Excellence
        in
Shareholder Service

STATE STREET RESEARCH FUNDS

FROM THE CHAIRMAN

[Photo of Ralph F. Verni]

DEAR SHAREHOLDER:
In the past 12 months, both stock and bond investors have reaped the rewards of a very favorable financial environment. The nation's economy continued to expand at a moderate, but healthy pace. Inflation and interest rates remain low. Employment is high, personal income has increased, and Americans are the most confident they have been in nearly 30 years. Although history teaches us that a convergence of so many positive factors is rare, no major concerns appear to threaten the economy. Even the recent volatility in the financial markets, influenced by weakness in Southeast Asia, has failed to seriously dampen investor optimism. However, it reminds us that stock markets can go down as well as up.

STOCKS
Although the U.S. stock market lost ground in October, it posted extraordinary returns for the year ended October 31, 1997. The S&P 500, a broad measure of common stock performance, rose 32.10%(1) for the period, while small stocks, as measured by the Russell 2000, were up 29.33%.(1) Corporate profits rose for a sixth consecutive year, and investors continued to add money to equity mutual funds at a record pace.

Outside the U.S. investment performance was mixed. Markets in Europe and Latin America posted strong gains in local currency, while key stock markets in Southeast Asia took a beating at the end of the period, the result of currency devaluations and excessive optimism.

BONDS
Bonds lagged stocks for the year, but most segments of the bond market delivered respectable gains. The yield on the 30-year Treasury bond ended the period at 6.15% after spiking above 7.0% in April, the weakest month of the year for both stocks and bonds. The Lehman Brothers Aggregate Bond Index, a common benchmark for bond market performance, gained 8.89%(1). Corporate bonds were strong performers, especially lower-rated high-yield bonds, which returned 14.75%(1), according to the First Boston High Yield Index.

WHAT'S AHEAD
While the environment for financial assets has been clouded by concerns that the turmoil in Southeast Asia could extend to the U.S., our outlook for both stocks and bonds remains relatively positive. It may not be realistic to expect stocks to deliver another year of double digit returns. However inflation remains low, corporate profits are still relatively strong, and there are few reasons for the Federal Reserve to raise interest rates in the near term.

Regardless of the environment, we believe there are certain basic principles that can help to keep you focused on your long-term goals: Think long term. Maintain a diversified portfolio. Discipline yourself to stay with your investment program. If you have questions or concerns about your investments, review them with your investment professional. Thank you for investing with State Street Research.

Sincerely,

/s/ Ralph F. Verni

Ralph F. Verni
Chairman

October 31, 1997

PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED AND, BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND TRANSACTIONS, SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.

------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended October 31, 1997, except where noted)
--------------------------------------------------------------------------------

SEC AVERAGE ANNUAL COMPOUND RATES OF           AVERAGE ANNUAL COMPOUND
RETURN FOR PERIODS ENDED 9/30/97(2)(3)(4)      RATES OF RETURN(2)(3)(4)
--------------------------------------------   -------------------------------------------
           LIFE OF FUND                                   LIFE OF FUND
          (since 9/28/93)  3 YEARS   1 YEAR              (since 9/28/93)  3 YEARS   1 YEAR
-------------------------------------------    -------------------------------------------
Class S       +11.58%      +16.57% +21.37%     Class S       +10.84%      +15.70%   +17.83%
-------------------------------------------    -------------------------------------------

(1) The Standard & Poor's 500 Composite Index (S&P 500) is a market-value weighted index composed of 500 widely held common stocks. The Russell 2000
    Index is a weighted index comprised of the 2000 smallest stocks within the Russell 3000 weighted index of the 3000 largest capitalized U.S. companies.
    The Lehman Brothers Aggregate Bond Index is a market-value weighted index of fixed-rate debt issues, including U.S. treasury, agency, and corporate bond issues, and mortgage-backed securities. The First Boston High Yield
    Index is a commonly used measure of high yield bond performance. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only.
(2) All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends.
(3) "S" shares, offered without a sales charge, are available through certain employee benefit plans and special programs.
(4) Before November 1, 1997, Class S shares were designated Class C.

Performance results for the Fund are increased by the voluntary reduction of Fund fees and expenses, without subsidization performance would be lower.

PORTFOLIO MANAGER'S REVIEW
Portfolio delivers positive performance.

[Photo of Peter Bennett]
     Peter Bennett
    Portfolio Manager

Peter Bennett, portfolio manager and team leader of State Street Research Strategic Portfolios: Moderate, comments on the year ended October 31, 1997 and the Fund's strategy for the year ahead.

Q: HOW DID THE FUND PERFORM LAST YEAR?
A: Class S shares (formerly Class C) gained 17.83% for the 12 months ended October 31, 1997. That was slightly less than the average balanced fund, which rose 19.51%, according to Lipper Analytical Services. It lagged the S&P 500, which gained 32.10% for the period, but exceeded the Lehman Brothers Aggregate Bond Index which gained 8.89%.

Q: WHAT ACCOUNTED FOR THE FUND'S UNDERPERFORMANCE COMPARED TO OTHER BALANCED FUNDS?
A: We reduced the Fund's equity position at mid-year to 48%, below its targeted normal position. That move was based on our judgment that much of the U.S. stock market appeared to be overvalued, while bonds offered attractive real returns. As a result, the Fund failed to participate fully in the strong gains earned by the U.S. stock market during the second half of the year.

Q: WHAT ADJUSTMENTS DID YOU MAKE TO THE FUND'S ASSET MIX DURING THE YEAR?
A: We shifted from large company stocks to mid- and small-company stocks as the market rotated at mid- year. Also, we increased the Fund's exposure to high-yield bonds, which were among the Fund's strongest performers, along with small-cap growth and mid-cap value segments of the stock market. Both moves were well-timed and contributed to the Fund's positive performance in the second half of the year.

Q: WHAT IS YOUR OUTLOOK FOR THE PERIOD AHEAD?
A: The U.S. economy continues to grow at a moderate pace, driven by strong consumer and capital spending. Inflation remains stable. Corporate earnings forecasts for 1997 have been revised upward, primarily as a result of productivity improvements. However, we expect a smaller gain in earnings in 1998. The recent turmoil in Asia has made us cautious about international stock markets. There could be downward pressure on interest rates, and that would be favorable for international bond markets.

We remain moderately bullish on stocks, but cautious. It's my view that stocks are somewhat overvalued and that bonds -- especially high grade bonds -- represent relatively lower risk. Our strategy is to remain underweighted in U.S. equities, somewhat overweighted in bonds, and to focus on quality.

                                              October 31, 1997
--------------------------------------------------------------------------------
ASSET ALLOCATION                   TOP 5 EQUITY INDUSTRIES
(by percentage of net assets)      (by percentage of net assets)

Equities       48%                 OIL                      5.1%
Bonds          45%                 INSURANCE                4.1%
Cash            7%                 RETAIL TRADE             3.3%
                                   HOSPITAL SUPPLY          2.9%
                                   DRUG                     2.5%
                                   Total: 17.9%
TOP 5 BOND SECTORS
(by percentage of net assets)

U.S. TREASURY            14.0%
FINANCE/MORTGAGE         10.6%
U.S. AGENCY MORTGAGE      8.4%
FOREIGN GOVERNMENT        5.4%
CORPORATE                 5.2%
Total: 43.6%

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: MODERATE
-------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------
October 31, 1997
-------------------------------------------------------------------------------
                                                                 VALUE
                                                  SHARES        (NOTE 1)
-------------------------------------------------------------------------------
EQUITY SECURITIES 47.6%
BASIC INDUSTRIES 7.4%
CHEMICAL 2.3%
Agrium Inc. ............................          29,900       $  334,506
Cabot Corp. ............................          11,500          282,469
Cambrex Corp. ..........................           1,050           50,334
Ciba Specialty Chemicals AG* ...........             300           29,459
E.I. Du Pont De Nemours & Co. ..........           2,800          159,250
H.B. Fuller Co. ........................             500           23,625
Indus International Inc.* ..............           1,100           15,538
JLM Industries Inc.* ...................           1,300           14,788
OM Group Inc. ..........................             800           30,200
Thiokol Corp. ..........................           3,000          274,687
                                                               ----------
                                                                1,214,856
                                                               ----------
DIVERSIFIED 0.6%
Hoya Corp. .............................           3,000          104,196
Johnson Controls Inc. ..................           5,100          228,863
                                                               ----------
                                                                  333,059
                                                               ----------
ELECTRICAL EQUIPMENT 0.9%
Asia Pacific Wire & Cable Corp. Ltd.* ..          13,600          125,800
Essex International Inc.* ..............             500           16,563
General Electric Co. ...................           3,800          245,337
Sony Corp.* ............................           1,000           83,008
                                                               ----------
                                                                  470,708
                                                               ----------
FOREST PRODUCT 0.9%
Abitibi-Consolidated Inc. ..............          15,400          219,450
Aracruz Celulose SA ADR ................           4,250           63,750
Stone Container Corp. ..................          15,800          190,587
                                                               ----------
                                                                  473,787
                                                               ----------
MACHINERY 1.2%
Hanover Compressor Co.* ................             800           17,300
ITEQ Inc.* .............................           4,300           53,750
Sundstrand Corp. .......................           5,300          288,187
Tyco International Ltd. ................           4,800          181,200
US Filter Corp.* .......................           2,800          112,350
                                                               ----------
                                                                  652,787
                                                               ----------
METAL & MINING 1.5%
Alumax Inc.* ...........................           8,200          266,500
General Cable Corp.* ...................           1,500           48,563
Kennametal Inc. ........................           7,300          354,050
RTZ Corp.* .............................           4,574           58,937
Wyman-Gordon Co.* ......................           2,500           60,312
                                                               ----------
                                                                  788,362
                                                               ----------
TRUCKERS 0.0%
CNF Transportation Inc. ................             400           17,850
                                                               ----------
Total Basic Industries .................................        3,951,409
                                                               ----------
CONSUMER CYCLICAL 7.4%
AIRLINE 0.2%
China Southern Airlines Co. Ltd.* ......         220,500           97,680
                                                               ----------
AUTOMOTIVE 1.6%
Budget Group Inc. Cl. A* ...............             400           14,000
Excelsior-Henderson Motorcycle
   Manufacturing Co.* ..................           1,100            6,050
Exide Corp. ............................          14,000          326,375
Lear Corp.* ............................           8,600          413,338
Renault SA* ............................           3,400           94,604
                                                               ----------
                                                                  854,367
                                                               ----------
BUILDING 0.3%
Lafarge Corp. ..........................           4,500          136,687
                                                               ----------
HOTEL & RESTAURANT 0.8%
Apple South Inc. .......................           1,400           26,075
CKE Restaurants Inc.* ..................             400           15,975
Fine Host Corp.* .......................             500           14,000
Harrah's Entertainment Inc.* ...........          17,800          350,437
Motels of America Inc.*+ ...............              75              750
                                                               ----------
                                                                  407,237
                                                               ----------
RECREATION 1.2%
American Radio Systems Corp. Cl. A* ....             700           34,125
Chancellor Media Corp. .................             700           38,413
Cox Communications Inc.* ...............           6,200          190,650
International Game Technology Inc. .....           5,300          135,481
Panavision Inc.* .......................             700           17,456
TCA Cable TV Inc.* .....................             500           20,625
US West Inc.* ..........................           9,300          234,825
                                                               ----------
                                                                  671,575
                                                               ----------
RETAIL TRADE 3.3%
Carson Pirie Scott & Co.* ..............             800           38,550
Dominick's Supermarkets Inc.* ..........           1,400           51,100
Global DirectMail Corp.* ...............             700           12,863
Hannaford Brothers Co. .................           7,300          276,031
Home Depot Inc. ........................           3,000          166,875
InaCom Corp.* ..........................             400           12,325
Kroger Co.* ............................          16,300          531,787
Rite Aid Corp. .........................           4,300          255,313
Sothebys Holdings Inc. Cl. A ...........             900           16,875
Staples Inc.* ..........................          12,400          325,500
Wal-Mart Stores, Inc. ..................           2,200           77,275
                                                               ----------
                                                                1,764,494
                                                               ----------
TEXTILE & APPAREL 0.0%
Samsonite Corp.* .......................             300           13,913
                                                               ----------
Total Consumer Cyclical ................................        3,945,953
                                                               ----------
CONSUMER STAPLE 10.3%
BUSINESS SERVICE 1.0%
Avis Rent A Car, Inc.* .................             500           13,719
Carriage Services, Inc. Cl. A* .........             900           15,075
HBO & Co. ..............................           4,000          174,000
Maximus Inc.* ..........................           1,000           28,000
Microage Inc.* .........................             500           11,000
Norrell Corp. ..........................           1,000           29,125
Pameco Corp.* ..........................           2,500           42,500
Philip Services Corp.* .................           1,222           21,385
Shared Medical Systems Corp. ...........             400           21,900
Staff Leasing Inc.* ....................           1,000           24,625
USA Waste Services Inc.* ...............           2,000           74,000
Vestcom International Inc.* ............           1,600           29,000
Waterlink Inc.* ........................           2,400           40,950
                                                               ----------
                                                                  525,279
                                                               ----------
CONTAINER 0.3%
Ball Corp. .............................           4,600          161,000
                                                               ----------
DRUG 2.5%
Ascent Pediatrics Inc.* ................           1,700           15,512
Axogen Ltd. ADR* .......................           1,400           54,600
BioVail Corp.* .........................           2,700           77,962
Eli Lilly & Co. ........................           3,800          254,125
Intelligent Polymers Ltd.* .............           2,600           51,350
Novartis AG ............................             300          469,845
Pathogenesis Corp.* ....................             500           18,000
Pfizer Inc. ............................           2,300          162,725
Schering-Plough Corp. ..................           3,900          218,644
                                                               ----------
                                                                1,322,763
                                                               ----------
FOOD & BEVERAGE 0.9%
H.J. Heinz Co. .........................           3,800          176,462
Whitman Corp. ..........................          11,200          294,000
                                                               ----------
                                                                  470,462
                                                               ----------
HOSPITAL SUPPLY 2.9%
Aradigm Corp.* .........................             700            8,225
Aviron Corp.* ..........................             700           15,313
Baxter International Inc. ..............           2,000           92,500
Boston Scientific Corp.* ...............           1,400           63,700
Centennial Healthcare Corp.* ...........           1,600           33,200
Genesis Health Ventures Inc.* ..........             400            9,800
Guidant Corp. ..........................           3,800          218,500
Healthdyne Technologies Inc.* ..........           3,700           74,000
National Surgery Centers Inc.* .........           1,500           37,500
Pacificare Health Systems, Inc. Cl. A* .           4,500          286,312
Roche Holdings AG* .....................              35          307,570
Rural/Metro Corp.* .....................             500           17,375
Tenet Healthcare Corp. .................           9,300          284,231
Total Renal Care Holdings Inc.* ........           3,000           92,438
Xomed Surgical Products Inc.* ..........           1,600           33,600
                                                               ----------
                                                                1,574,264
                                                               ----------
PERSONAL CARE 0.5%
Procter & Gamble Co. ...................           2,000          136,000
Wesley Jessen VisionCare Inc.* .........           3,500          102,375
                                                               ----------
                                                                  238,375
                                                               ----------
PRINTING & PUBLISHING 1.7%
A.H. Belo Corp. Cl. A ..................             719           33,973
Hollinger International, Inc. Cl. A* ...          28,900          377,506
Torstar Corp.* .........................           3,200          109,327
Valassis Communications Inc. ...........          13,900          410,050
                                                               ----------
                                                                  930,856
                                                               ----------
TOBACCO 0.5%
Dimon Inc. .............................           7,600          197,125
Philip Morris Companies, Inc. ..........           1,900           75,288
                                                               ----------
                                                                  272,413
                                                               ----------
Total Consumer Staple ..................................        5,495,412
                                                               ----------
ENERGY 6.4%
OIL 5.1%
Abacan Resource Corp.* .................           5,700           17,813
Arakis Energy Corp.* ...................           7,300           24,181
British Petroleum Co. PLC* .............           7,500          110,228
Energy Africa Ltd.* ....................          55,000          288,571
ENI SPA ADR ............................           3,800          214,225
Fletcher Challenge Ltd.* ...............          22,500          100,869
Gulf Indonesia Resources Ltd.* .........             800           16,800
KCS Energy Inc. ........................           3,200           84,200
Maxx Petroleum Ltd.* ...................           8,800           16,984
Nuevo Energy Co.* ......................             700           29,006
Oryx Energy Co.* .......................          15,900          438,244
PTT Exploration & Production Public Co. Ltd.*        900            8,995
Royal Dutch Petroleum Co. ..............           2,800          147,350
Seagull Energy Corp.* ..................          16,812          410,843
Tosco Corp. ............................           9,200          303,600
Total SA* ..............................           2,049          227,341
Total SA Cl. B ADR .....................           3,500          194,250
Woodside Petroleum Ltd. ADR* ...........          12,500          105,575
                                                               ----------
                                                                2,739,075
                                                               ----------
OIL SERVICE 1.3%
Daniel Industries Inc. .................             800           16,100
Dreco Energy Services Ltd.* ............             333           25,733
Mapco Inc. .............................          11,100          366,300
Schlumberger Ltd. ......................           3,100          271,250
Willbros Group Inc.* ...................             800           15,600
                                                               ----------
                                                                  694,983
                                                               ----------
Total Energy ...........................................        3,434,058
                                                               ----------
FINANCE 6.6%
BANK 1.8%
BankAmerica Corp. ......................           3,000          214,500
Commercial Federal Corp. ...............             300           14,550
Fleet Financial Group Inc. .............           5,600          360,150
Golden State Bancorp Inc. ..............           1,300           43,225
Mellon Bank Corp. ......................           6,700          345,469
                                                               ----------
                                                                  977,894
                                                               ----------
FINANCIAL SERVICE 0.7%
CMAC Investment Corp. ..................             700           38,281
CRIIMI MAE Inc.* .......................             800           12,700
Federal National Mortgage Association ..           3,900          188,906
First Industrial Realty Trust Inc. .....             700           24,238
Homeside Inc.* .........................           2,400           64,350
INMC Mortgage Holdings Inc. ............           1,300           30,875
Liberty Property Trust .................             600           16,800
                                                               ----------
                                                                  376,150
                                                               ----------
INSURANCE 4.1%
Ace Ltd. ...............................           7,100          659,856
AMBAC Inc. .............................           8,300          350,675
Capital Re Corp.* ......................             300           17,681
General Re Corp. .......................             800          157,750
HCC Insurance Holdings Inc.* ...........           1,000           23,375
Mid Ocean Ltd. .........................           6,100          395,737
Mutual Risk Management Ltd. ............           1,532           39,736
Penncorp Financial Group Inc.* .........           1,100           35,819
Travelers Group Inc. ...................           2,200          154,000
Travelers Property Casualty Corp. Cl. A            6,500          234,813
Unum Corp. .............................           2,300          112,125
                                                               ----------
                                                                2,181,567
                                                               ----------
Total Finance ..........................................        3,535,611
                                                               ----------
SCIENCE & TECHNOLOGY 7.6%
AEROSPACE 0.4%
Boeing Co. .............................           4,318          206,724
First Aviation Services Inc.* ..........           1,600           12,400
                                                               ----------
                                                                  219,124
                                                               ----------
COMPUTER SOFTWARE & SERVICE 1.7%
Boston Technology Inc.* ................           1,000           27,125
Box Hill Systems Corp.* ................             600            9,300
Cisco Systems Inc.* ....................           1,600          131,250
Complete Business Solutions Inc.* ......             800           28,200
Diamond Multimedia Systems Inc.* .......           1,700           18,275
Industir-Matematik International Corp.*              800           16,050
Mapics Inc.* ...........................           2,200           25,025
Mastech Corp.* .........................           1,100           36,438
Nintendo Co. Ltd.* .....................           1,500          129,622
Sema Group PLC* ........................           5,800          129,908
Transition Systems Inc.* ...............           1,600           32,400
TT Tieto Oy Cl. B* .....................             600           67,269
Wang Laboratories Inc.* ................           1,400           32,375
Western Digital Corp.* .................           5,300          158,669
WM Data AB Cl. B* ......................           3,000           52,070
Xylan Corp.* ...........................             900           14,400
                                                               ----------
                                                                  908,376
                                                               ----------
ELECTRONIC COMPONENTS 2.1%
AMP Inc. ...............................           3,000          135,000
Hitachi Ltd.* ..........................          15,000          115,289
Intel Corp. ............................           1,700          130,900
Lernout & Hauspie Speech Products NV ADR*          6,000          291,000
Microtouch Systems Inc.* ...............             800           19,300
MMC Networks Inc.* .....................             100            2,188
Remec Inc.* ............................           1,950           49,481
Rohm Co.* ..............................           1,000           98,878
Texas Instruments Inc. .................           2,100          224,044
Vitesse Semiconductor Corp.* ...........             400           17,350
World Access Inc.* .....................           1,300           34,450
                                                               ----------
                                                                1,117,880
                                                               ----------
ELECTRONIC EQUIPMENT 1.9%
Aeroflex Inc.* .........................           3,300           34,031
Brooks Automation Inc.* ................             200            4,438
Chicago Miniature Lamp, Inc.* ..........           2,900           92,800
Integrated Process Equipment Corp.* ....             800           17,750
KLA-Tencor Corp.* ......................           2,000           87,875
L.M. Ericsson Telephone Co. ADR Cl. B* .           5,170          228,772
L.M. Ericsson Telephone Co. Cl. B* .....           8,769          386,356
MAS Technology Ltd. ADR* ...............           1,200           18,450
Scientific Atlanta Inc. ................           1,500           27,844
Silicon Valley Group Inc.* .............             800           23,000
Spectrian Corp.* .......................           1,600           37,600
Teradyne Inc.* .........................           1,700           63,644
                                                               ----------
                                                                1,022,560
                                                               ----------
OFFICE EQUIPMENT 1.5%
Compaq Computer Corp. ..................           1,600          102,000
Hewlett-Packard Co. ....................           1,200           74,025
International Business Machines Corp. ..           1,500          147,094
Quantum Corp.* .........................           4,400          139,150
Unisys Corp. ...........................          24,100          320,831
                                                               ----------
                                                                  783,100
                                                               ----------
Total Science & Technology .............................        4,051,040
                                                               ----------
UTILITY 1.9%
ELECTRIC 1.3%
Edison International Inc. ..............           8,800          225,500
OGE Energy Corp. .......................           5,100          247,031
Western Resources Inc. .................           5,700          212,325
                                                               ----------
                                                                  684,856
NATURAL GAS 0.0%                                               ----------
Calpine Corp.* .........................           1,700           26,988
                                                               ----------
TELEPHONE 0.6%
Allen Telecom Inc.* ....................             100            1,894
China Telecom Hong Kong Ltd. ADR* ......           1,400           45,325
Clearnet Communications Inc. Wts.* .....             495            4,702
NEXTLINK Communications Inc. Cl. A* ....             600           13,575
Telecom Italia SPA* ....................          18,700          117,193
WorldCom Inc.* .........................           4,500          151,312
                                                               ----------
                                                                  334,001
                                                               ----------
Total Utility ..........................................        1,045,845
                                                               ----------
Total Equity Securities (Cost $21,437,388)                     25,459,328
                                                               ----------

-------------------------------------------------------------------------------------------------------
                                                          PRINCIPAL        MATURITY             VALUE
                                                            AMOUNT           DATE              (NOTE 1)
-------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES 45.5%
U.S. TREASURY 14.0%
U.S. Treasury Bond, 12.00% ...........................      $  400,000       8/15/2013       $  586,124
U.S. Treasury Bond, 8.75% ............................         850,000       5/15/2017        1,093,312
U.S. Treasury Bond, 8.125% ...........................         275,000       8/15/2021          339,067
U.S. Treasury Bond, 6.25% ............................         500,000       8/15/2023          501,795
U.S. Treasury Note, 6.75% ............................         125,000       5/31/1999          127,070
U.S. Treasury Note, 6.875% ...........................         825,000       8/31/1999          842,275
U.S. Treasury Note, 6.875% ...........................         600,000       3/31/2000          615,750
U.S. Treasury Note, 6.00% ............................          75,000       8/15/2000           75,598
U.S. Treasury Note, 6.375% ...........................          25,000       3/31/2001           25,477
U.S. Treasury Note, 6.625% ...........................         550,000       7/31/2001          565,983
U.S. Treasury Note, 7.50% ............................         275,000      11/15/2001          291,929
U.S. Treasury Note, 6.25% ............................         400,000       2/28/2002          407,124
U.S. Treasury Note, 7.875% ...........................         550,000      11/15/2004          613,162
U.S. Treasury Note, 6.50% ............................       1,150,000       8/15/2005        1,193,125
U.S. Treasury Note Inflation Indexed, 3.375%                   101,526       1/15/2007          100,161
U.S. Treasury STRIPS, 0.00% ..........................         200,000       5/15/2007          112,956
                                                                                            -----------
                                                                                              7,490,908
                                                                                            -----------
U.S. AGENCY MORTGAGE 8.4%
Federal Home Loan Mortgage Corp., 7.00%                        302,735      12/01/2024          305,665
Federal Home Loan Mortgage Corp., 7.50%                        507,422       2/01/2027          518,677
Federal Home Loan Mortgage Corp. Series 29-H PAC,
  6.50% ..............................................         100,000       3/25/2023          100,218
Federal Home Loan Mortgage Corp. TBA, 7.00% ..........         400,000      12/15/2012          405,000
Federal National Mortgage
  Association, 9.50% .................................         155,432      10/01/2003          162,409
Federal  National Mortgage
  Association, 7.00% .................................         152,986      12/01/2007          155,847
Federal National Mortgage
  Association, 8.00% .................................         181,712       4/01/2008          189,948
Federal National Mortgage
  Association, 7.50% .................................         582,870       6/01/2012          597,804
Federal National Mortgage
  Association, 7.00% .................................         214,453      10/01/2025          215,122
Federal National Mortgage
  Association REMIC Series 1993-102H, 6.80% ..........         100,000       9/25/2022          101,968
Federal National Mortgage
  Association TBA, 7.00% .............................         175,000      11/20/2004          177,188
Government National Mortgage
  Association, 6.50% .................................          99,835       2/15/2009          100,537
Government National Mortgage
  Association, 6.50% .................................         218,890       5/15/2009          220,462
Government National Mortgage
  Association, 8.00% .................................          43,241       9/15/2017           45,524
Government National Mortgage
  Association, 9.00% .................................         115,926       2/15/2022          124,728
Government National Mortgage
  Association, 6.50% .................................          83,751      12/15/2023           83,070
Government National Mortgage
  Association, 6.50% .................................         275,569       7/15/2024          273,328
Government National Mortgage
  Association, 7.00% .................................         135,030       1/15/2025          136,168
Government National Mortgage
  Association, 7.50% .................................         292,983      11/15/2025          299,756
Government National Mortgage
  Association, 7.50% .................................         141,532       4/15/2026          144,717
Government National Mortgage
  Association, 8.00% .................................         127,583       9/15/2026          132,407
                                                                                            -----------
                                                                                              4,490,543
                                                                                            -----------
TRUST CERTIFICATES 0.3%
Cooperative Utility Trust
  Certificates, 10.70% ...............................         125,000       9/15/2017          131,250
                                                                                            -----------
FINANCE/MORTGAGE 10.6%
Advanta Credit Card Master Trust Series
  95F-A1, 6.05% ......................................          75,000       8/01/2003           74,648
AFC Capital Trust, 8.21% .............................         275,000       2/03/2027          303,666
American Express Credit Account Master
  Trust 97-1A, 6.40% .................................         100,000       4/15/2005          101,000
Amresco Commercial Mortgage Funding
  Corp. Series 1997-A1, 6.73% ........................         123,647       6/17/2029          125,657
Arcadia Automobile Trust 97-C A5, 6.55%                        100,000       6/15/2005          101,203
Associates Corp. North America, 6.45% ................         100,000      10/15/2001          100,635
Associates Corp. North America, 6.50% ................         200,000       8/15/2002          201,568
AT&T Universal Card Master Trust Series
  95-2A, 5.95% .......................................         200,000      10/17/2002          199,124
Bank of New York Institutional Capital
  Trust, 7.78%+ ......................................         250,000      12/01/2026          254,450
BankAmerica Institutional Capital
  Series B, 7.70%+ ...................................         225,000      12/31/2026          229,831
Capital One Bank Note, 7.08% .........................         150,000      10/30/2001          153,717
CIT Group Holdings Inc., 6.20% .......................         200,000      10/20/2000          200,322
Citicorp Capital I Sec. Note, 7.93% ..................         225,000       2/15/2027          233,721
Commercial Credit Group Inc. Note, 6.45%                       200,000       7/01/2002          203,750
Countrywide Funding Corp. Note, 6.58% ................         150,000       9/21/2001          151,225
Countrywide Mortgage Inc. Series
  1994-2 Class A-7, 6.50% ............................         109,442       4/25/2008          109,236
CS First Boston Mortgage Securities
  Corp., 6.32% .......................................         100,000       3/25/2005           99,992
Discover Credit Card Trust
  Series 1993 A, 6.25% ...............................         104,167       8/16/2000          104,069
First USA Credit Card Master Trust Series 1997-6A,
  6.42% ..............................................         200,000       3/17/2005          200,031
Ford Credit Auto Loan Master Trust Series 95-1, 6.50%          200,000       8/15/2002          201,500
Ford Credit Auto Owner Trust Series
  1997B-A3, 6.05% ....................................         200,000       4/15/2001          200,891
GE Global Insurance Holding Corp.
  Note, 7.00% ........................................         200,000       2/15/2026          203,348
Household Finance Co. Sr. Note, 6.75% ................         100,000       6/01/2000          101,160
International Lease Finance Corp.
  Note, 6.50% ........................................         200,000       7/01/2001          201,750
MBNA Corp. Sr. Note, 6.875% ..........................         100,000      11/15/2002          100,907
Morgan Stanley Capital Inc. Series
  1997-WF1-A1, 6.83%+ ................................          98,918      10/15/2006          100,773
NationsBank Credit Card Master Trust
  Series 1995-1A, 6.45% ..............................         150,000       4/15/2003          151,264
Prime Credit Card Master Trust Series
  1995-1A, 6.75% .....................................         125,000      11/15/2005          127,148
Prime Credit Card Master Trust Series
  1996-1A, 6.70% .....................................         100,000       7/15/2004          101,437
Prudential Home Mortgage Securities Co. Series 93-29
  A-6 PAC, 6.75% .....................................          56,743       8/25/2008           57,098
Prudential Home Mortgage Securities Co. Series 93-47
  A-11 PAC-2, 6.10% ..................................         200,000      12/25/2023          192,312
Railcar Leasing 1997-1 A1, 6.75%+ ....................         161,038       7/15/2006          165,668
Sears Credit Account Master Trust Series
  1995-2A, 8.10% .....................................         100,000       6/15/2004          103,468
Sears Credit Account Master Trust Series
  1997-1A, 6.20% .....................................         100,000       7/16/2007          100,094
Structured Asset Securities Corp. Series
  97-LL1-A1, 6.79% ...................................         200,000      10/15/2034          202,790
Zurich Capital Trust, 8.38%+ .........................         200,000       6/01/2037          213,358
                                                                                            -----------
                                                                                              5,672,811
                                                                                            -----------
CORPORATE 5.2%
Ameristar Casinos Inc. Sr. Sub.
  Note, 10.50%+ ......................................         100,000       8/01/2004          100,000
Archibald Candy Corp. Sr. Sec.
  Notes, 10.25%+ .....................................         250,000       7/01/2004          262,500
Chevron Corp. Profit Sharing Note, 8.11%                       100,000      12/01/2004          106,293
Columbia/HCA Healthcare Corp.
  Deb., 7.50% ........................................         100,000      12/15/2023           99,040
Columbia/HCA Healthcare Corp.
  Note, 6.50% ........................................         200,000       3/15/1999          201,576
Columbia/HCA Healthcare Corp.
  Note, 7.69% ........................................         100,000       6/15/2025           95,191
Edison Mission Energy Funding Corp. Series A Note,
  6.77%+ .............................................         201,410       9/15/2003          203,988
Empire Gas Corp. Sr. Sec. Note, 7.00% to
  7/14/99, 12.875% from 7/15/99 to
  maturity ...........................................         250,000       7/15/2004          233,750
Envirosource Inc. Note, 9.75% ........................         125,000       6/15/2003          122,500
Fort James Corp. Sr. Note, 6.625% ....................         200,000       9/15/2004          200,468
Corporate (cont'd)
French Fragrances Inc. Series B Sr.
  Note, 10.375% ......................................         250,000       5/15/2007          258,750
Johnstown America Industries Inc. Series B Sr. Sub.
  Note, 11.75%+ ......................................         125,000       8/15/2005          136,250
Norcal Waste Systems Inc. Series B Sr.
  Note, 13.00% to 5/14/97,13.25% from
  5/15/97 to 11/14/97, 13.50% from
  11/15/97 to maturity ...............................         200,000      11/15/2005          224,000
Outdoor Systems Inc. Sr. Sub. Note, 9.375%                     100,000      10/15/2006          103,500
Spanish Broadcasting Systems Inc. Sr.
  Note, 7.50% ........................................         100,000       6/15/2002          115,500
Sun Media Corp. Sr. Sub. Note, 9.50% .................         100,000       2/15/2007          105,000
Trump Atlantic City Associates First
  Mortgage Note, 11.25% ..............................         125,000       5/01/2006          123,125
U.S.A. Mobile Communications Inc. Sr.
  Note, 14.00% .......................................         100,000      11/01/2004          112,000
                                                                                            -----------
                                                                                              2,803,431
                                                                                            -----------
CANADIAN-YANKEE 1.6%
British Aerospace Finance Inc.
  Note, 7.50%+ .......................................         100,000       7/01/2027          106,414
Petroliam Nasional BHD Note, 6.875%+ .................         125,000       7/01/2003          125,213
Petroliam Nasional BHD Note, 7.125%+ .................         100,000       8/15/2005          100,862
Province of Quebec Deb., 7.125% ......................         200,000       2/09/2024          199,760
Talisman Energy Inc. Deb., 7.125% ....................         125,000       6/01/2007          128,639
Usinor Sacilor ADR Note, 7.25% .......................         225,000       8/01/2006          232,166
                                                                                            -----------
                                                                                                893,054
                                                                                            -----------
FOREIGN GOVERNMENT 5.4%
                                                     Australian Dollar
Commonwealth of Australia, 9.00% .....................         950,000       9/15/2004          788,611
                                                       Canadian Dollar
Government of Canada, 0.00% ..........................         375,000       2/05/1998          263,499
                                                    New Zealand Dollar
Government of New Zealand, 10.00% ....................         300,000       3/15/2002          209,302
Government of New Zealand, 8.00% .....................         650,000      11/15/2006          443,661
                                                        Pound Sterling
United Kingdom Treasury, 8.50% .......................         625,000      12/07/2005        1,170,820
                                                                                            -----------
                                                                                              2,875,893
                                                                                            -----------
Total Fixed Income Securities (Cost $23,856,728) .....................................       24,357,890
                                                                                            -----------
SHORT-TERM OBLIGATIONS 7.1%
American Express Credit Corp., 5.60% .................     $   181,000      11/04/1997          181,000
American Express Credit Corp., 5.55% .................       2,246,000      11/07/1997        2,246,000
Beneficial Corp., 5.54% ..............................       1,357,000      11/04/1997        1,357,000
                                                                                            -----------
Total Short-Term Obligations (Cost $3,784,000) .......................................        3,784,000
                                                                                            -----------
Total Investments (Cost $49,078,116) - 100.2% ........................................       53,601,218
Cash and Other Assets, Less Liabilities - (0.2)% .....................................         (103,585)
                                                                                            -----------
Net Assets - 100.0% ..................................................................      $53,497,633
                                                                                            ===========
-------------------------------------------------------------------------------------------------------
Federal Income Tax Information:
At October 31, 1997, the net  unrealized appreciation of investments based on cost for
  Federal income tax purposes of $49,141,622 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an
  excess of value over tax cost ......................................................      $ 5,294,756
Aggregate gross unrealized depreciation for all investments in which there is an
  excess of tax cost over value ......................................................         (835,160)
                                                                                            -----------
                                                                                            $ 4,459,596
                                                                                            ===========

-------------------------------------------------------------------------------------------------------

ADR Stands for American Depositary Receipt, representing ownership of foreign securities.
TBA Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized and may vary by no more than 1%.
*   Nonincome-producing securities.

+   Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securit ies among certain qualified buyers. The total cost and market value of Rule
    144A securities owned at October 31, 1997 were $1,940, 274 and $2,000,057 (3.74% of net assets), respectively.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: MODERATE

Forward currency exchange contracts outstanding at October 31, 1997, are as follows:

                                                                                       UNREALIZED
                                                                         CONTRACT      APPRECIATION   DELIVERY
                                                       TOTAL VALUE         PRICE      (DEPRECIATION)   DATE
--------------------------------------------------------------------------------------------------------------
Sell Australian dollars, Buy U.S. dollars                 500,000 AUD     .74214 AUD     $ 19,346     11/14/97
Sell Australian dollars, Buy U.S. dollars                 300,000 AUD     .73289 AUD        8,704     12/10/97
Sell Australian dollars, Buy U.S. dollars                  62,000 AUD     .73565 AUD        1,997     11/14/97
Sell Australian dollars, Buy U.S. dollars                 173,000 AUD     .70843 AUD          639      1/23/98
Sell British pounds, Buy U.S. dollars                     195,000 GBP    1.62570 GBP       (9,713)    12/01/97
Buy British pounds, Sell U.S. dollars                      70,000 GBP    1.66430 GBP          785     12/01/97
Sell British pounds, Buy U.S. dollars                     450,000 GBP    1.62700 GBP      (20,178)     1/23/98
Buy British pounds, Sell U.S. dollars                     125,000 GBP    1.61130 GBP        8,026     12/01/97
Sell British pounds, Buy U.S. dollars                     110,000 GBP    1.61600 GBP       (6,143)     1/23/98
Sell British pounds, Buy U.S. dollars                     103,000 GBP    1.62800 GBP       (4,516)     1/23/98
Buy Italian lira, Sell U.S. dollars                   209,440,000 ITL     .00058 ITL        1,853     11/04/97
Buy Japanese yen, Sell U.S. dollars                     5,015,875 JPY     .00834 JPY         (174)    11/05/97
Sell New Zealand dollars, Buy U.S. dollars                621,000 NZD     .62400 NZD        2,822      1/23/98
Sell New Zealand dollars, Buy U.S. dollars                430,000 NZD     .62414 NZD        2,014      1/23/98
Buy New Zealand dollars, Sell U.S. dollars                 68,913 NZD     .62240 NZD           17     11/06/97
Buy South African rand, Sell U.S. dollars                 223,628 ZAR     .20747 ZAR           72     11/03/97
Sell South African rand, Buy U.S. dollars                 975,000 ZAR     .20362 ZAR        2,279      2/27/98
                                                                                         --------
                                                                                         $  7,830
                                                                                         ========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: MODERATE

-----------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------
October 31, 1997

ASSETS
Investments, at value (Cost $49,078,116) (Note 1) .............  $53,601,218
Cash ..........................................................       37,414
Receivable for securities sold ................................    2,208,285
Interest and dividends receivable .............................      391,009
Receivable for fund shares sold ...............................       72,748
Receivable for open forward contracts .........................       48,554
Receivable from Distributor (Note 3) ..........................       22,021
Deferred organization costs and other assets (Note 1)                 34,264
                                                                 -----------
                                                                  56,415,513
LIABILITIES
Payable for securities purchased ..............................    2,681,393
Accrued transfer agent and shareholder services
  (Note 2) ....................................................       55,644
Payable for open forward contracts ............................       40,724
Accrued management fee (Note 2) ...............................       30,188
Payable for fund shares redeemed ..............................       14,686
Accrued trustees' fees (Note 2) ...............................        6,171
Other accrued expenses ........................................       89,074
                                                                 -----------
                                                                   2,917,880
                                                                 -----------
NET ASSETS ....................................................  $53,497,633
                                                                 ===========
Net Assets consist of:
  Undistributed net investment income .........................  $   449,237
  Unrealized appreciation of investments ......................    4,523,102
  Unrealized appreciation of forward contracts and
    foreign currency ..........................................        6,478
  Accumulated net realized gain ...............................    5,494,910
  Shares of beneficial interest ...............................   43,023,906
                                                                 -----------
                                                                 $53,497,633
                                                                 ===========
Net Asset Value, offering price and redemption price
  per share of Class S shares ($53,497,633 /
  4,428,943 shares of beneficial interest) ....................       $12.08
                                                                      ======

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the year ended October 31, 1997

INVESTMENT INCOME
Interest, net of foreign taxes of $589 ........................      $1,664,157
Dividends, net of foreign taxes of $7,946 .....................         292,752
                                                                     ----------
                                                                      1,956,909
EXPENSES
Management fee (Note 2) .......................................         315,798
Transfer agent and shareholder services (Note 2) ..............         195,409
Custodian fee .................................................         119,915
Reports to shareholders .......................................          53,719
Registration fees .............................................          25,611
Audit fee .....................................................          22,279
Trustees' fees (Note 2) .......................................          17,303
Amortization of organization costs (Note 1) ...................          16,637
Legal fees ....................................................           9,651
Miscellaneous .................................................           8,095
                                                                     ----------
                                                                        784,417
Expenses borne by the Distributor (Note 3) ....................        (298,215)
                                                                     ----------
                                                                        486,202
                                                                     ----------
Net investment income .........................................       1,470,707
                                                                     ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
  FOREIGN CURRENCY AND FORWARD CONTRACTS
Net realized gain on investments (Notes 1 and 4) ..............       5,563,196
Net realized gain on forward contracts and foreign
  currency (Note 1) ...........................................         125,296
                                                                     ----------
  Total net realized gain .....................................       5,688,492
                                                                     ----------
Net unrealized appreciation of investments ....................         716,077
Net unrealized appreciation of forward contracts and
  foreign currency ............................................          12,645
                                                                     ----------
  Total net unrealized appreciation ...........................         728,722
                                                                     ----------
Net gain on investments, foreign currency and forward contracts       6,417,214
                                                                     ----------
Net increase in net assets resulting from operations ..........      $7,887,921
                                                                     ==========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: MODERATE

-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                       YEARS ENDED OCTOBER 31
                                                                -------------------------------------
                                                                       1996                  1997
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income ........................................      $ 1,504,079           $ 1,470,707
Net realized gain on investments, foreign currency and forward
  contracts ..................................................        3,151,150             5,688,492
Net unrealized appreciation of
  investments, foreign currency and
  forward contracts ..........................................        1,101,514               728,722
                                                                    -----------           -----------
Net increase resulting from operations                                5,756,743             7,887,921
                                                                    -----------           -----------
Dividends from net investment income -- Class S ..............       (1,633,976)           (1,636,395)
                                                                    -----------           -----------
Distribution from net realized gains -- Class S ..............               --            (2,787,815)
                                                                    -----------           -----------
Class S share transactions (Note 6):
  Proceeds from sale of shares ...............................       14,756,256            10,637,538
  Net asset value of shares issued in payment of:
    Dividends from net investment
      income .................................................          510,768             1,010,909
    Distribution from net realized gains                                     --             2,787,811
  Cost of shares repurchased .................................      (14,221,849)           (9,391,187)
                                                                    -----------           -----------
Net increase from fund share
  transactions ...............................................        1,045,175             5,045,071
                                                                    -----------           -----------
Total increase in net assets .................................        5,167,942             8,508,782
NET ASSETS
Beginning of year ............................................       39,820,909            44,988,851
                                                                    -----------           -----------
End of year (including undistributed net
  investment income of $541,601 and $449,237, respectively) ..      $44,988,851           $53,497,633
                                                                    ===========           ===========
Number of Class S shares:
  Sold .......................................................        1,373,024               930,934
  Issued upon reinvestment of:
    Dividends from net investment
      income .................................................           47,952                90,518
    Distribution from net realized gains                                     --               258,131
  Repurchased ................................................       (1,314,427)             (837,303)
                                                                    -----------           -----------
  Net increase in fund shares ................................          106,549               442,280
                                                                    ===========           ===========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: MODERATE

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
October 31, 1997

NOTE 1
State Street Research Strategic Portfolios: Moderate (the "Fund"), is a series of State Street Research Financial Trust (the "Trust"), which was organized as a Massachusetts business trust in November, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in September, 1993. The Trust consists presently of four separate funds: State Street Research Strategic Portfolios:
Moderate, State Street Research Government Income Fund, State Street Research Strategic Portfolios: Conservative and State Street Research Strategic
Portfolios: Aggressive.

The investment objective of the Fund is to provide both current income and capital appreciation, consistent with the preservation of capital and reasonable investment risk.

The Fund is authorized to issue four classes of shares. Before November 1, 1997, Class S shares were designated Class C. Only Class S shares are presently available for purchase. Class A, Class B and Class C shares are not being offered at this time. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser") and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. If not quoted on the NASDAQ system, such securities are valued at prices obtained from brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. NET INVESTMENT INCOME
Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Dividend income is accured on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. DIVIDENDS
Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions.

E. FEDERAL INCOME TAXES
No provision for Federal income taxes is necessary because the Fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. DEFERRED ORGANIZATION COSTS
Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.

G. FORWARD CONTRACTS AND FOREIGN CURRENCIES
The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currency. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to- market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

H. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2
The Trust and the Adviser, an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended October 31, 1997, the fees pursuant to such agreement amounted to $315,798.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended October 31, 1997, the amount of such expenses was $167,801.

The fees of the Trustees not currently affiliated with the Adviser amounted to $17,303 during the year ended October 31, 1997.

NOTE 3
The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended October 31, 1997, the amount of such expenses assumed by the Distributor and its affiliates was $298,215.

NOTE 4
For the year ended October 31, 1997, purchases and sales of securities, exclusive of short-term obligations, aggregated $63,620,058 and $61,215,260 (including $23,377,531 and $21,173,242 of U.S. Government securities), respectively.

NOTE 5
The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund will pay annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class C shares. In addition, the Fund will pay annual distribution fees of 0.75% of average daily net assets for Class B and Class C shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses.

NOTE 6
The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.

At October 31, 1997, Metropolitan owned 1,525,372 Class C shares of the Fund and the Adviser owned one Class C share of the Fund.

-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------

For a Class S share (formerly Class C) outstanding throughout each year:
                                                                                YEARS ENDED OCTOBER 31
                                                   --------------------------------------------------------------------------------
                                                        1993((2))       1994             1995((1))       1996((1))       1997((1))
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                   9.55             9.57            9.18           10.26           11.28
                             --                          ----             ----           -----           -----           -----
  Net investment income ($)*                             0.02             0.28            0.36            0.35            0.35
  Net realized and unrealized gain (loss) on
    investments, foreign currency and forward
    contracts ($)                                          --            (0.45)           1.01            1.07            1.53
                             --                          ----             ----           -----           -----           -----
TOTAL FROM INVESTMENT OPERATIONS ($)                     0.02            (0.17)           1.37            1.42            1.88
                             --                          ----             ----           -----           -----           -----
  Dividends from net investment income ($)                 --            (0.22)          (0.29)          (0.40)          (0.39)
  Distributions from net realized gains ($)                --               --              --              --           (0.69)
                             --                          ----             ----           -----           -----           -----
TOTAL DISTRIBUTIONS ($)                                    --            (0.22)          (0.29)          (0.40)          (1.08)
                             --                          ----             ----           -----           -----           -----
NET ASSET VALUE, END OF YEAR ($)                         9.57             9.18           10.26           11.28           12.08
                             ==                          ====             ====           =====           =====           =====
Total return(3) (%)                                      0.21(4)         (1.81)          15.24           14.08           17.83
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                25,040           28,494          39,821          44,989          53,498
Ratio of operating expenses to average net assets(%)*    1.00(5)          1.00            1.00            1.00            1.00
Ratio of net investment income to average net
    assets (%)*                                          2.32(5)          3.05            3.68            3.23            3.03
Portfolio turnover rate (%)                              0.00           142.86          120.62          127.59          136.17
Average commission rate ($)(6)                             --               --              --          0.0258          0.0257
*Reflects voluntary assumption of fees or
 expenses per share in each year (Note 3) ($)            0.00             0.05            0.07            0.05            0.07
-----------------------------------------------------------------------------------------------------------------------------------
(1)  Per-share figures have been calculated using the average shares method.
(2)  September 28, 1993 (commencement of operations) to October 31, 1993.
(3)  Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
(4)  Not annualized.
(5)  Annualized.
(6)  Average commission rate per share paid for security trades beginning with the fiscal year ended October 31, 1996.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH FINANCIAL TRUST
AND THE SHAREHOLDERS OF STATE STREET RESEARCH
STRATEGIC PORTFOLIOS: MODERATE

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Strategic
Portfolios: Moderate (a series of State Street Research Financial Trust, hereafter referred to as the "Trust") at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's manage- ment; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
December 12, 1997

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: MODERATE
-------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------------------------------------------

The Fund's Class S shares gained 17.83% for the year ended October 31, 1997. That was slightly lower than its peer group, the Lipper balanced fund average, which rose 19.51% It was well below the S&P 500, which gained 32.10%. That's not surprising since the S&P 500 is a measure of common stock performance, and the Fund has 45% of its assets invested in bonds, which far underperformed the stock market during the period.

Strategic Portfolios: Moderate seeks both current income and capital appreciation by investing in a mix of common stocks and bonds. The manager's strategy is to adjust the asset allocation to take advantage of changing market conditions.

In general, large company stocks outperformed small and mid-sized company stocks during the first half of the year. But small and mid-cap stocks came back stronger in the second half of the year. The Fund benefited from reducing its exposure to large company stocks and shifting its emphasis to small and mid-cap stocks as the market began to shift its favor to these groups. However a decision to cut back on the Fund's equity holdings hurt performance against competitive funds.

Going forward, we expect a slower year for corporate profits in the U.S. but relatively stable to declining interest rates. The recent turmoil in Asia makes further volatility in international markets likely. As a result, we will continue to underweight U.S. equities, overweight U.S. bonds and focus on quality.

October 31, 1997

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. "S" shares, offered without a sales charge, are available through certain employee benefit plans and special programs. Before November 1, 1997, Class S shares were designated Class C. The Standard & Poor's 500 Composite Index (S&P 500) is a market-value weighted index composed of 500 widely held common stocks. The Lehman Brothers Government/Corporate Bond Index is a market-value weighted index of U.S. government treasury and agency securities, corporate and yankee bonds. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only. Performance results for the Fund are increased by the voluntary reduction of Fund fees and expenses; without subsidization, performance would have been lower.

                               CHANGE IN VALUE OF
                        $10,000 BASED ON THE S&P 500 AND
               THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX
                     COMPARED TO CHANGE IN VALUE OF $10,000
                   INVESTED IN STRATEGIC PORTFOLIOS: MODERATE

               Strategic Portfolios:          S&P            Lehman Brothers
                     Moderate                 500            Gov't/Corp Bond
               ---------------------         ------          ---------------
 9/28/93          $ 10,000                 $ 10,000            $ 10,000
10/31/93            10,021                   10,207              10,041
10/31/94             9,840                   10,600               9,575
10/31/95            11,340                   13,400              11,123
10/31/96            12,936                   16,627              11,722
10/31/97            15,242                   21,964              12,755

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: MODERATE

-------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH FINANCIAL TRUST
-------------------------------------------------------------------------------

FUND INFORMATION                           OFFICERS                               TRUSTEES
STATE STREET RESEARCH                      RALPH F. VERNI                         RALPH F. VERNI
STRATEGIC PORTFOLIOS: MODERATE             Chairman of the Board,                 Chairman of the Board,
One Financial Center                       President and                          President, Chief Executive
Boston, MA 02111                           Chief Executive Officer                Officer and Director,
                                                                                  State Street Research &
INVESTMENT ADVISER                         PETER C. BENNETT                       Management Company
State Street Research &                    Vice President
Management Company
One Financial Center                       JOHN H. KALLIS                         STEVE A. GARBAN
Boston, MA 02111                           Vice President                         Retired; formerly Senior Vice
                                                                                  President for Finance and
DISTRIBUTOR                                THOMAS A. SHIVELY                      Operations and Treasurer, The
State Street Research                      Vice President                         Pennsylvania State University
Investment Services, Inc.
One Financial Center                       GERARD P. MAUS
Boston, MA 02111                           Treasurer                              MALCOLM T. HOPKINS
                                                                                  Former Vice Chairman of the
SHAREHOLDER SERVICES                       JOSEPH W. CANAVAN                      Board and Chief Financial
State Street Research                      Assistant Treasurer                    Officer, St. Regis Corp.
Service Center
P.O. Box 8408                              DOUGLAS A. ROMICH
Boston, MA 02266-8408                      Assistant Treasurer                    EDWARD M. LAMONT
1-800-562-0032                                                                    Formerly in banking
                                           FRANCIS J. MCNAMARA, III               (Morgan Guaranty Trust
CUSTODIAN                                  Secretary and General Counsel          Company of New York);
State Street Bank and                                                             presently engaged in private
Trust Company                              DARMAN A. WING                         investments and civic affairs
225 Franklin Street                        Assistant Secretary and
Boston, MA 02110                           Assistant General Counsel
                                                                                  ROBERT A. LAWRENCE
LEGAL COUNSEL                              AMY L. SIMMONS                         Associate, Saltonstall & Co.
Goodwin, Procter & Hoar LLP                Assistant Secretary
Exchange Place
Boston, MA 02109                                                                  DEAN O. MORTON
                                                                                  Retired; formerly Executive
INDEPENDENT ACCOUNTANTS                                                           Vice President, Chief
Price Waterhouse LLP                                                              Operating Officer and Director,
160 Federal Street                                                                Hewlett-Packard Company
Boston, MA 02110

                                                                                  THOMAS L. PHILLIPS
                                                                                  Retired; formerly Chairman of
                                                                                  the Board and Chief Executive
                                                                                  Officer, Raytheon Company

                                                                                  TOBY ROSENBLATT
                                                                                  President,
                                                                                  The Glen Ellen Company
                                                                                  Vice President,
                                                                                  Founders Investments Ltd.

                                                                                  MICHAEL S. SCOTT MORTON
                                                                                  Jay W. Forrester Professor of
                                                                                  Management, Sloan School of
                                                                                  Management, Massachusetts
                                                                                  Institute of Technology

                                                                                  JEPTHA H. WADE
                                                                                  Retired; formerly Of Counsel,
                                                                                  Choate, Hall & Stewart

                                                                  -------------
STATE STREET RESEARCH STRATEGIC PORTFOLIOS: MODERATE                 Bulk Rate
One Financial Center                                               U.S. Postage
Boston, MA 02111                                                       PAID
                                                                   Randolph, MA
                                                                  Permit No. 600
                                                                  --------------

QUESTIONS? COMMENTS?

CALL us at 1-800-562-0032
WRITE us at:
     State Street Research
     Service Center
     P.O. Box 8408
     Boston, MA 02266-8408

E-MAIL us at:
     info@ssrfunds.com

[LOGO] STATE STREET RESEARCH

This report is prepared for the general information of current shareholders.

When used in the general solicitation of investors, this report must be accompanied or preceded by a current State Street Research Strategic Portfolios:
Moderate prospectus. When used after December 31, 1997, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER:  4491-971224(0199)SSR-LD                      SP-124E-1297IBSRN

                              STATE STREET RESEARCH
                        --------------------------------
                        STRATEGIC PORTFOLIOS: AGGRESSIVE
                        --------------------------------

ANNUAL REPORT

October 31, 1997

---------------
 WHAT'S INSIDE
---------------

FROM THE CHAIRMAN
An exciting year
to be an investor

PORTFOLIO MANAGERS REVIEW
Smaller stocks
drive performance

FUND INFORMATION
Facts and figures

PLUS, COMPLETE PORTFOLIO HOLDINGS
AND FINANCIAL STATEMENTS

  [graphic omitted]

  For Excellence
       in
Shareholder Service

                                                     STATE STREET RESEARCH FUNDS

FROM THE CHAIRMAN

[Photo of Ralph F. Verni]

DEAR SHAREHOLDER:
In the past 12 months, both stock and bond investors have reaped the rewards of a very favorable financial environment. The nation's economy continued to expand at a moderate, but healthy pace. Inflation and interest rates remain low. Employment is high, personal income has increased, and Americans are the most confident they have been in nearly 30 years. Although history teaches us that a convergence of so many positive factors is rare, no major concerns appear to threaten the economy. Even the recent volatility in the financial markets, influenced by weakness in Southeast Asia, has failed to seriously dampen investor optimism. However, it reminds us that stock markets can go down as well as up.

STOCKS
Although the U.S. stock market lost ground in October, it posted extraordinary returns for the year ended October 31, 1997. The S&P 500, a broad measure of common stock performance, rose 32.10%(1) for the period, while small stocks, as measured by the Russell 2000, were up 29.33%.(1) Corporate profits rose for a sixth consecutive year, and investors continued to add money to equity mutual funds at a record pace.

Outside the U.S. investment performance was mixed. Markets in Europe and Latin America posted strong gains in local currency, while key stock markets in Southeast Asia took a beating at the end of the period, the result of currency devaluations and excessive optimism.

BONDS
Bonds lagged stocks for the year, but most segments of the bond market delivered respectable gains. The yield on the 30-year Treasury bond ended the period at 6.15% after spiking above 7.0% in April, the weakest month of the year for both stocks and bonds. The Lehman Brothers Aggregate Bond Index, a common benchmark for bond market performance, gained 8.89%(1). Corporate bonds were strong performers, especially lower-rated high-yield bonds, which returned 14.75%(1), according to the First Boston High Yield Index.

WHAT'S AHEAD
While the environment for financial assets has been clouded by concerns that the turmoil in Southeast Asia could extend to the U.S., our outlook for both stocks and bonds remains relatively positive. It may not be realistic to expect stocks to deliver another year of double digit returns. However inflation remains low, corporate profits are still relatively strong, and there are few reasons for the Federal Reserve to raise interest rates in the near term.

Regardless of the environment, we believe there are certain basic principles that can help to keep you focused on your long-term goals: Think long term. Maintain a diversified portfolio. And discipline yourself to stay with your investment program. If you have questions or concerns about your investments, review them with your investment professional. And, thank you for investing with State Street Research.

Sincerely,

/S/ Ralph F. Verni

Ralph F. Verni
Chairman

October 31, 1997

PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED AND, BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND TRANSACTIONS, SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.

-------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended October 31, 1997, except where noted)
-------------------------------------------------------------------------------

SEC AVERAGE ANNUAL COMPOUND RATES OF           AVERAGE ANNUAL COMPOUND
RETURN FOR PERIODS ENDED 9/30/97(2)(3)(4)      RATES OF RETURN(2)(3)(4)
--------------------------------------------   -------------------------------------------
           LIFE OF FUND                                   LIFE OF FUND
          (since 5/16/94)  3 YEARS   1 YEAR              (since 5/16/94)  3 YEARS   1 YEAR
-------------------------------------------    -------------------------------------------
Class S       +18.34%      +19.99% +27.53%     Class S       +16.70%     +18.54%   +22.54%
-------------------------------------------    -------------------------------------------

(1) The Standard & Poor's 500 Composite Index (S&P 500) is a market-value weighted index composed of 500 widely held common stocks. The Russell 2000
    Index is a weighted index comprised of the 2000 smallest stocks within the Russell 3000 (a weighted index of the 3000 largest capitalized U.S.
    companies). The Lehman Brothers Aggregate Bond Index is a market-value weighted index of fixed-rate debt issues, including U.S. treasury, agency, and corporate bond issues, and mortgage-backed securities. The First Boston
    High Yield Index is a commonly used measure of high yield bond performance.
    The indices are unmanaged and do not take sales charges into consideration.
    Direct investment in the indices is not possible; results are for illustrative purposes only.
(2) All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends.
(3) "S" shares, offered without a sales charge, are available through certain employee benefit plans and special programs.
(4) Before November 1, 1997, Class S shares where designated Class C.

PORTFOLIO MANAGER'S REVIEW
Smaller Stocks drive performance.

[Photo of Peter Bennett]
    Peter Bennett
   Portfolio Manager

Peter Bennett, portfolio manager and team leader of State Street Research Strategic Portfolios: Aggressive, comments on the year ended October 31, 1997 and the Fund's strategy for the year ahead.

Q: HOW DID THE FUND PERFORM LAST YEAR?
A: The Fund had a strong year, Class S shares (formerly Class C) gained 22.54% for the 12 months ended October 31, 1997. It outperformed the average flexible portfolio fund, which rose 19.22%, according to Lipper Analytical Services. It lagged the S&P 500, which gained 32.10% for the period. That's not surprising since the S&P 500 is a measure of common stock performance, and the Fund has 30% of its assets invested in bonds and cash.

Q: WHAT ACCOUNTED FOR THE FUND'S STRONG PERFORMANCE?
A: During the third quarter, the U.S. stock market's advance broadened to include mid- and small-cap stocks. Our decision to underweight large-cap growth stocks as the market began to rotate and to overweight high-yield bonds helped performance. Small cap growth, mid-cap value and high yield bonds were among the Fund's strongest performers.

Q: HOW DID THE FUND'S ASSET ALLOCATION AFFECT PERFORMANCE?
A: Early in the period, we decided to reduce the Fund's exposure to stocks and add to bonds. That held performance back. However, we believe it also reduced the Fund's risk exposure. At the end of the quarter, 70% of the Fund's assets were invested in stocks -- well below the targeted normal mix.

Q: WHAT IS YOUR OUTLOOK FOR THE PERIOD AHEAD?
A: The U.S. economy continues to grow at a moderate pace, driven by strong consumer and capital spending. Inflation remains stable. Consensus earnings forecasts for 1997 have been revised upward, primarily as a result of productivity improvements. However, earnings could be lower in 1998. The recent turmoil in Asia has made us cautious about international stock markets. There could be downward pressure on interest rates, and that would be favorable for international bond markets.

We remain moderately bullish on stocks, but cautious. It's my view that stocks are somewhat overvalued and that bonds -- especially high grade bonds -- represent relatively lower risk. Our strategy is to remain underweighted in U.S. equities, somewhat overweighted in bonds relative to our normal target mix and to focus on quality.

October 31, 1997

-------------------------------------------------------------------------------
ASSET ALLOCATION                   TOP 5 EQUITY HOLDINGS
(by percentage of net assets)      (by percentage of net assets)

Equities       70%                 L.M. ERICKSON TELEPHONE   1.8%
Bonds          23%                 ACE                       1.5%
Cash            7%                 KROGER                    1.2%
                                   SEAGULL ENERGY            1.0%
                                   HOYA                      1.0%
                                   Total: 6.5%

TOP 5 EQUITY INDUSTRIES
(by percentage of net assets)

OIL                      7.4%
INSURANCE                5.5%
RETAIL TRADE             4.6%
HOSPITAL SUPPLY          3.9%
ELECTRONIC COMPONENTS    3.9%
Total: 25.3%

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE
-------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------
October 31, 1997
                                                               VALUE
                                                  SHARES     (NOTE 1)
-------------------------------------------------------------------------
EQUITY SECURITIES 69.9%
BASIC INDUSTRIES 11.4%
CHEMICAL 3.1%
Agrium Inc. ............................          53,100       $  594,056
Cabot Corp. ............................          20,300          498,619
Cambrex Corp. ..........................           4,250          203,734
Ciba Specialty Chemicals AG* ...........             300           29,459
E.I. Du Pont De Nemours & Co. ..........           5,300          301,438
H.B. Fuller Co. ........................           1,800           85,050
Indus International Inc.* ..............           4,500           63,563
JLM Industries Inc.* ...................           5,200           59,150
OM Group Inc. ..........................           3,100          117,025
Thiokol Corp. ..........................           5,300          485,281
                                                               ----------
                                                                2,437,375
                                                               ----------
DIVERSIFIED 1.8%
Hoya Corp. .............................          23,000          798,837
Johnson Controls Inc. ..................           9,000          403,875
Tenma Corp.* ...........................          12,000          157,540
                                                               ----------
                                                                1,360,252
                                                               ----------
ELECTRICAL EQUIPMENT 1.3%
Asia Pacific Wire & Cable Corp. Ltd.* ..          29,700          274,725
Essex International Inc.* ..............           2,100           69,563
General Electric Co. ...................           7,300          471,306
Sony Corp.* ............................           2,300          190,918
                                                               ----------
                                                                1,006,512
                                                               ----------
FOREST PRODUCT 1.1%
Abitibi-Consolidated Inc. ..............          27,400          390,450
Aracruz Celulose SA ADR ................          10,000          150,000
Stone Container Corp. ..................          28,000          337,750
                                                               ----------
                                                                  878,200
                                                               ----------
MACHINERY 2.0%
Hanover Compressor Co.* ................           3,300           71,363
ITEQ Inc.* .............................          17,000          212,500
Sundstrand Corp. .......................           9,400          511,125
Tyco International Ltd. ................           9,100          343,525
US Filter Corp.* .......................          11,100          445,387
                                                               ----------
                                                                1,583,900
                                                               ----------
METAL & MINING 2.0%
Alumax Inc.* ...........................          14,500          471,250
General Cable Corp.* ...................           6,000          194,250
Kennametal Inc. ........................          12,900          625,650
Wyman-Gordon Co.* ......................           9,700          234,012
                                                               ----------
                                                                1,525,162
                                                               ----------
TRUCKERS 0.1%
CNF Transportation Inc. ................           1,700           75,863
                                                               ----------
Total Basic Industries .................................        8,867,264
                                                               ----------
CONSUMER CYCLICAL 10.3%
AIRLINE 0.3%
China Southern Airlines Co. Ltd.* ......         487,000          215,738
                                                               ----------
AUTOMOTIVE 2.1%
Budget Group Inc. Cl. A* ...............           1,700           59,500
Excelsior-Henderson Motorcycle
  Manufacturing Co.* ...................           4,300           23,650
Exide Corp. ............................          24,800          578,150
Lear Corp.* ............................          15,200          730,550
Renault SA* ............................           7,500          208,685
                                                               ----------
                                                                1,600,535
                                                               ----------
BUILDING 0.3%
Lafarge Corp. ..........................           8,000          243,000
                                                               ----------
HOTEL & RESTAURANT 1.0%
Apple South Inc. .......................           5,200           96,850
CKE Restaurants Inc.* ..................           1,600           63,900
Fine Host Corp.* .......................           1,800           50,400
Harrah's Entertainment Inc.* ...........          30,200          594,563
Motels of America Inc.*+ ...............             175            1,750
                                                               ----------
                                                                  807,463
                                                               ----------
RECREATION 1.9%
American Radio Systems Corp. Cl. A* ....           2,600          126,750
Chancellor Media Corp. .................           2,800          153,650
Cox Communications Inc. Cl. A* .........          11,800          362,850
International Game Technology Inc. .....          10,100          258,181
Panavision Inc.* .......................           2,700           67,331
TCA Cable TV Inc.* .....................           2,100           86,625
US West Inc.* ..........................          17,900          451,975
                                                               ----------
                                                                1,507,362
                                                               ----------
RETAIL TRADE 4.6%
Carson Pirie Scott & Co.* ..............           3,400          163,837
Dominick's Supermarkets Inc.* ..........           5,600          204,400
Global DirectMail Corp.* ...............           3,900           71,663
Hannaford Brothers Co. .................          12,900          487,781
Home Depot Inc. ........................           5,800          322,625
InaCom Corp.* ..........................           1,700           52,381
Kroger Co.* ............................          29,600          965,700
Rite Aid Corp. .........................           8,200          486,875
Sothebys Holdings Inc. Cl. A ...........           3,700           69,375
Staples Inc.* ..........................          23,800          624,750
Wal-Mart Stores, Inc. ..................           4,300          151,038
                                                               ----------
                                                                3,600,425
                                                               ----------
TEXTILE & APPAREL 0.1%
Samsonite Corp.* .......................           1,400           64,925
                                                               ----------
Total Consumer Cyclical ................................        8,039,448
                                                               ----------
CONSUMER STAPLE 14.4%
BUSINESS SERVICE 2.0%
Avis Rent A Car, Inc.* .................           1,800           49,388
Carriage Services, Inc. Cl. A* .........           3,600           60,300
HBO & Co. ..............................           7,800          339,300
Maximus Inc.* ..........................           3,700          103,600
Microage Inc.* .........................           2,000           44,000
Norrell Corp. ..........................           4,000          116,500
Pameco Corp.* ..........................           9,800          166,600
Philip Services Corp.* .................           4,605           80,582
Shared Medical Systems Corp. ...........           1,500           82,125
Staff Leasing Inc.* ....................           3,900           96,037
USA Waste Services Inc.* ...............           3,900          144,300
Vestcom International Inc.* ............           6,200          112,375
Waterlink Inc.* ........................           9,200          156,975
                                                               ----------
                                                                1,552,082
                                                               ----------
CONTAINER 0.4%
Ball Corp. .............................           8,100          283,500
                                                               ----------
DRUG 3.3%
Ascent Pediatrics Inc.* ................           6,900           62,962
Axogen Ltd. ADR* .......................           5,500          214,500
BioVail Corp.* .........................          10,600          306,075
Eli Lilly & Co. ........................           7,400          494,875
Intelligent Polymers Ltd.* .............          10,200          201,450
Novartis AG ............................             300          469,845
Pathogenesis Corp.* ....................           1,800           64,800
Pfizer Inc. ............................           4,500          318,375
Schering-Plough Corp. ..................           7,500          420,469
                                                               ----------
                                                                2,553,351
                                                               ----------
FOOD & BEVERAGE 1.1%
Coca-Cola Enterprises Inc. .............             400           11,250
H.J. Heinz Co. .........................           7,400          343,638
Whitman Corp. ..........................          19,800          519,750
                                                               ----------
                                                                  874,638
                                                               ----------
HOSPITAL SUPPLY 3.9%
Aradigm Corp.* .........................           2,500           29,375
Aviron Corp.* ..........................           2,700           59,063
Baxter International Inc. ..............           3,900          180,375
Boston Scientific Corp.* ...............           2,600          118,300
Centennial Healthcare Corp.* ...........           6,400          132,800
Genesis Health Ventures Inc.* ..........           1,700           41,650
Guidant Corp. ..........................           7,400          425,500
Healthdyne Technologies Inc.* ..........          14,700          294,000
National Surgery Centers Inc.* .........           5,850          146,250
PacifiCare Health Systems, Inc. Cl. A* .           7,900          502,637
Rural/Metro Corp.* .....................           1,900           66,025
Tenet Healthcare Corp. .................          16,400          501,225
Total Renal Care Holdings Inc.* ........          12,333          380,021
Xomed Surgical Products Inc.* ..........           6,200          130,200
                                                               ----------
                                                                3,007,421
                                                               ----------
PERSONAL CARE 0.8%
Procter & Gamble Co. ...................           4,000          272,000
Wesley Jessen VisionCare Inc.* .........          13,600          397,800
                                                               ----------
                                                                  669,800
                                                               ----------
PRINTING & PUBLISHING 2.3%
A.H. Belo Corp. Cl. A ..................           3,359          158,713
Hollinger International, Inc. Cl. A* ...          51,100          667,494
Torstar Corp Cl. B* ....................           5,700          194,738
Valassis Communications Inc. ...........          25,200          743,400
                                                               ----------
                                                                1,764,345
                                                               ----------
TOBACCO 0.6%
Dimon Inc. .............................          13,500          350,156
Philip Morris Companies, Inc. ..........           3,600          142,650
                                                               ----------
                                                                  492,806
                                                               ----------
Total Consumer Staple ..................................       11,197,943
                                                               ----------
ENERGY 9.2%
OIL 7.4%
Abacan Resource Corp.* .................          22,400           70,000
Arakis Energy Corp.* ...................          29,600           98,050
British Petroleum Co. PLC* .............          16,100          236,623
Energy Africa Ltd.* ....................         118,700          622,790
ENI SPA ADR ............................           6,300          355,162
Fletcher Challenge Ltd.* ...............          47,200          211,601
Gulf Indonesia Resources Ltd.* .........           3,100           65,100
KCS Energy Inc. ........................          13,200          347,325
Maxx Petroleum Ltd.* ...................          34,800           67,163
Nuevo Energy Co.* ......................           2,800          116,025
Oryx Energy Co.* .......................          28,000          771,750
PTT Exploration & Production Public Co.
   Ltd.* ...............................           1,900           18,988
Royal Dutch Petroleum Co. ..............           5,300          278,913
Seagull Energy Corp.* ..................          32,824          802,136
Tosco Corp. ............................          17,600          580,800
Total SA Cl. B* ........................           4,610          511,490
Total SA Cl. B ADR* ....................           6,700          371,850
Woodside Petroleum Ltd. ADR* ...........          25,600          216,219
                                                               ----------
                                                                5,741,985
                                                               ----------
OIL SERVICE 1.8%
Daniel Industries Inc. .................           3,300           66,412
Dreco Energy Services Ltd.* ............           1,522          117,749
Mapco Inc. .............................          19,600          646,800
Schlumberger Ltd. ......................           5,900          516,250
Willbros Group Inc.* ...................           3,100           60,450
                                                               ----------
                                                                1,407,661
                                                               ----------
Total Energy ...........................................        7,149,646
                                                               ----------
FINANCE 9.3%
BANK 2.4%
BankAmerica Corp. ......................           5,700          407,550
Commercial Federal Corp. ...............           1,200           58,200
Fleet Financial Group Inc. .............           9,900          636,694
Golden State Bancorp Inc. ..............           5,300          176,225
Mellon Bank Corp. ......................          11,800          608,437
                                                               ----------
                                                                1,887,106
                                                               ----------
FINANCIAL SERVICE 1.4%
CMAC Investment Corp. ..................           2,600          142,188
CRIIMI MAE Inc.* .......................           3,200           50,800
Federal National Mortgage Association ..           7,500          363,281
First Industrial Realty Trust Inc. .....           2,800           96,950
Homeside Inc.* .........................           9,500          254,719
INMC Mortgage Holdings Inc. ............           5,000          118,750
Liberty Property Trust .................           2,400           67,200
                                                               ----------
                                                                1,093,888
                                                               ----------
INSURANCE 5.5%
Ace Ltd. ...............................          12,900        1,198,894
AMBAC Inc. .............................          14,700          621,075
Capital Re Corp.* ......................           1,300           76,619
General Re Corp. .......................           1,500          295,781
HCC Insurance Holdings Inc.* ...........           4,000           93,500
Mid Ocean Ltd. .........................          10,800          700,650
Mutual Risk Management Ltd. ............           6,132          159,049
Penncorp Financial Group Inc.* .........           4,700          153,044
Travelers Group Inc. ...................           4,200          294,000
Travelers Property Casualty Corp. Cl. A           11,500          415,437
UNUM Corp. .............................           4,500          219,375
                                                               ----------
                                                                4,227,424
                                                               ----------
Total Finance ..........................................        7,208,418
                                                               ----------
SCIENCE & TECHNOLOGY 12.5%
AEROSPACE 0.5%
Boeing Co. .............................           7,754          371,223
First Aviation Services Inc.* ..........           7,300           56,575
                                                               ----------
                                                                  427,798
                                                               ----------
COMPUTER SOFTWARE & SERVICE 2.8%
Boston Technology Inc.* ................           4,000          108,500
Box Hill Systems Corp.* ................           2,200           34,100
Cisco Systems Inc.* ....................           3,000          246,094
Complete Business Solutions Inc.* ......           3,100          109,275
Diamond Multimedia Systems Inc.* .......           6,600           70,950
Industir-Matematik International Corp.*            3,200           64,175
Mapics Inc.* ...........................           8,800          100,100
Mastech Corp.* .........................           4,500          149,062
Nintendo Co. Ltd.* .....................           3,200          276,527
Sema Group PLC* ........................           9,300          208,301
Transition Systems Inc.* ...............           6,300          127,575
TT Tieto Oy Cl. B* .....................           1,000          112,115
Wang Laboratories Inc.* ................           5,400          124,875
Western Digital Corp.* .................           9,400          281,412
WM-Data AB Cl. B* ......................           5,000           86,784
Xylan Corp.* ...........................           3,500           56,000
                                                               ----------
                                                                2,155,845
                                                               ----------
ELECTRONIC COMPONENTS 3.9%
AMP Inc. ...............................           5,700          256,500
Hitachi Ltd.* ..........................          32,000          245,949
Intel Corp. ............................           3,200          246,400
Lernout & Hauspie Speech Products NV ADR*         13,000          630,500
Microtouch Systems Inc.* ................          3,300           79,612
MMC Networks Inc.* ......................            400            8,750
Remec Inc.* .............................          8,050          204,269
Rohm Co.* ...............................          7,000          692,148
Texas Instruments Inc. ..................          4,100          437,419
Vitesse Semiconductor Corp.* ............          1,500           65,062
World Access Inc.* ......................          5,200          137,800
                                                               ----------
                                                                3,004,409
                                                               ----------
ELECTRONIC EQUIPMENT 3.5%
Aeroflex Inc.* ..........................         13,200          136,125
Brooks Automation Inc.* .................          1,000           22,188
Chicago Miniature Lamp, Inc.* ...........         11,500          368,000
Integrated Process Equipment Corp.* .....          3,000           66,563
KLA-Tencor Corp.* .......................          3,900          171,356
L.M. Ericsson Telephone Co. ADR Cl. B* ..          9,930          439,402
L.M. Ericsson Telephone Co. Cl. B* ......         21,920          965,781
MAS Technology Ltd. ADR* ................          4,700           72,262
Scientific Atlanta Inc. .................          6,000          111,375
Silicon Valley Group Inc.* ..............          3,200           92,000
Spectrian Corp.* ........................          6,300          148,050
Teradyne Inc.* ..........................          3,200          119,800
                                                               ----------
                                                                2,712,902
                                                               ----------
OFFICE EQUIPMENT 1.8%
Compaq Computer Corp. ...................          3,200          204,000
Hewlett-Packard Co. .....................          2,300          141,881
International Business Machines Corp. ...          2,800          274,575
Quantum Corp.* ..........................          7,900          249,838
Unisys Corp. ............................         42,800          569,775
                                                               ----------
                                                                1,440,069
                                                               ----------
Total Science & Technology .............................        9,741,023
                                                               ----------
UTILITY 2.8%
ELECTRIC 1.6%
Edison International Corp. ..............         15,600          399,750
OGE Energy Corp. ........................          9,000          435,938
Western Resources Inc. ..................         10,100          376,225
                                                               ----------
                                                                1,211,913
                                                               ----------
NATURAL GAS 0.3%
Calpine Corp.* ..........................          6,800          107,950
TransTexas Gas Corp.* ...................          7,900          150,100
                                                               ----------
                                                                  258,050
                                                               ----------
TELEPHONE 0.9%
Allen Telecom Inc.* .....................            400            7,575
China Telecom Hong Kong Ltd. ADR* .......          2,900           93,887
Clearnet Communications Inc. Wts.* ......            990            9,405
NEXTLINK Communications Inc. Cl. A* .....          2,400           54,300
Telecom Italia SPA* .....................         40,500          253,813
WorldCom Inc.* ..........................          8,600          289,175
                                                               ----------
                                                                  708,155
                                                               ----------
Total Utility ..........................................        2,178,118
                                                               ----------
Total Equity Securities (Cost $45,568,925) .............       54,381,860
                                                               ----------

                                                             PRINCIPAL       MATURITY           VALUE
                                                              AMOUNT           DATE            (NOTE 1)
-------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES 22.6%
U.S. TREASURY 3.4%
U.S. Treasury Bond, 12.00% ...........................      $  225,000       8/15/2013      $   329,694
U.S. Treasury Bond, 8.75% ............................         400,000       5/15/2017          514,500
U.S. Treasury Bond, 8.125% ...........................         175,000       8/15/2021          215,770
U.S. Treasury Note, 6.75% ............................          75,000       5/31/1999           76,242
U.S. Treasury Note, 6.875% ...........................         100,000       8/31/1999          102,094
U.S. Treasury Note, 6.875% ...........................          25,000       3/31/2000           25,656
U.S. Treasury Note, 6.00% ............................         100,000       8/15/2000          100,797
U.S. Treasury Note, 6.375% ...........................         125,000       3/31/2001          127,383
U.S. Treasury Note, 6.625% ...........................         175,000       7/31/2001          180,086
U.S. Treasury Note, 6.25% ............................         250,000       2/28/2002          254,452
U.S. Treasury Note, 7.875% ...........................         350,000      11/15/2004          390,194
U.S. Treasury Note, 6.50% ............................         200,000       8/15/2005          207,500
U.S. Treasury Note Inflation
  Indexed, 3.375% ....................................          50,740       1/15/2007           50,058
U.S. Treasury STRIPS, 0.00% ..........................         150,000       5/15/2007           84,717
                                                                                            -----------
                                                                                              2,659,143
                                                                                            -----------
U.S. AGENCY MORTGAGE 2.4%
Federal Home Loan Mortgage Corp., 7.50%                         29,010       3/01/2027           29,653
Federal Home Loan Mortgage Corp.
  Gold, 7.00% ........................................         166,164      12/01/2024          167,773
Federal Home Loan Mortgage Corp.
  Gold TBA, 7.00% ....................................         200,000      12/15/2012          202,500
Federal Home Loan Mortgage Corp.
  Series 29-H PAC, 6.50% .............................          50,000       3/25/2023           50,109
Federal National Mortgage
  Association, 7.50% .................................         216,659       7/01/2012          222,210
Federal National Mortgage Association
  Remic 93-102-H, 6.80% ..............................          25,000       9/25/2022           25,492
Federal National Mortgage Association
  TBA, 7.00% .........................................         100,000      11/20/2004          101,250
Federal National Mortgage Association
  TBA, 7.50% .........................................         325,000       1/14/2028          330,789
Government National Mortgage
  Association, 6.50% .................................          96,635       7/15/2009           97,329
Government National Mortgage
  Association, 6.50% .................................          39,934       9/15/2009           40,215
Government National Mortgage
  Association, 6.50% .................................         110,639      11/15/2010          110,984
Government National Mortgage
  Association, 7.00% .................................          23,351       1/15/2025           23,548
Government National Mortgage
  Association, 8.00% .................................         145,196       5/15/2025          150,776
Government National Mortgage
  Association, 7.50% .................................         112,686      11/15/2025          115,291
Government National Mortgage
  Association, 7.50% .................................          70,767       4/15/2026           72,359
Government National Mortgage
  Association, 8.00% .................................          46,603       9/15/2026           48,365
Government National Mortgage Association
  TBA, 7.50% .........................................         100,000      11/17/2012          102,875
                                                                                            -----------
                                                                                              1,891,518
                                                                                            -----------
CANADIAN-YANKEE 1.0%
Petroliam Nasional BHD Note, 6.875%+ .................         125,000       7/01/2003          125,213
Stena AB Sr. Note, 8.75% .............................         250,000       6/15/2007          251,875
Usinor Sacilor ADR Note, 7.25% .......................         350,000       8/01/2006          361,147
                                                                                            -----------
                                                                                                738,235
                                                                                            -----------
TRUST CERTIFICATES 0.3%
Cooperative Utility Trust
  Certificates, 10.70% ...............................          75,000       9/15/2017           78,750
Deseret Generation Cooperative Trust
  Certificates, 10.11% ...............................          75,000      12/15/2017           79,100
Zurich Capital Trust, 8.376%+ ........................         100,000       6/01/2037          106,679
                                                                                            -----------
                                                                                                264,529
                                                                                            -----------
FOREIGN GOVERNMENT 5.6%
                                                     Australian Dollar
Commonwealth of Australia, 9.00% .....................       1,700,000       9/15/2004        1,411,198
                                                       Canadian Dollar
Government of Canada, 0.00% ..........................         425,000       2/05/1998          298,632
                                                    New Zealand Dollar
Government of New Zealand, 10.00% ....................         800,000       3/15/2002          557,939
Government of New Zealand, 8.00% .....................         700,000      11/15/2006          477,789
                                                        Pound Sterling
United Kingdom Treasury, 8.50% .......................         875,000      12/07/2005        1,639,149
                                                                                            -----------
                                                                                              4,384,707
                                                                                            -----------
FINANCE/MORTGAGE 3.4%
American Express Credit Account Master Trust 97-1A,
  6.40% ..............................................          50,000       4/15/2005           50,500
Bank of New York Institutional Capital
  Trust, 7.78%+ ......................................         350,000      12/01/2026          356,230
BankAmerica Institutional Capital
  Series B, 7.70%+ ...................................         325,000      12/31/2026          331,978
Capital One Bank Sr. Note, 7.08% .....................         225,000      10/30/2001          230,575
Chemical Master Credit Card Trust Series
  1996-1 A, 5.55% ....................................         100,000       9/15/2003           98,430
Countrywide Funding Corp. Note, 6.58% ................          75,000       9/21/2001           75,613
Countrywide Series 1994-3 Cl. A-7, 6.75%                       325,000       3/25/2024          323,069
Discover Credit Card Trust
  Series 1993 A, 6.25% ...............................          62,500       8/16/2000           62,441
DLJ Mortgage Acceptance Corp.
  97-CF2-A1A, 6.55%+ .................................          50,000      11/15/2006           50,688
First USA Credit Card Master Trust Series 1997-6A,
  6.42% ..............................................          75,000       3/17/2005           75,012
Ford Credit Auto Loan Master Trust Series 95-1, 6.50%          125,000       8/15/2002          125,937
Ford Credit Auto Owner Trust Series
  1997B-A3, 6.05% ....................................          75,000       4/15/2001           75,334
Household Affinity Credit Card Master Trust Series
  1994-1A, 5.8375% ...................................          50,000       5/15/2001           50,031
MBNA Corp. Sr. Note, 6.875% ..........................         100,000      11/15/2002          100,907
Prime Credit Card Master Trust
  1996-1A, 6.70% .....................................          50,000       7/15/2004           50,719
Prime Credit Card Master Trust Series
  1995-1A, 6.75% .....................................          50,000      11/15/2005           50,859
Sears Credit Trust Series 1995-2A, 8.10%                       200,000       6/15/2004          206,936
Structured Asset Securities Corp.
  Series 97-LL1-A1, 6.79% ............................          75,000      10/15/2034           76,046
Trump Atlantic City Associates First
  Mortgage Note, 11.25% ..............................         250,000       5/01/2006          246,250
                                                                                            -----------
                                                                                              2,637,555
                                                                                            -----------
CORPORATE 6.5%
Ameristar Casinos Inc. Sr. Sub.
  Note, 10.50%+ ......................................         150,000       8/01/2004          150,000
Arcadia Automobile Trust 97-C A5, 6.55%                         50,000       6/15/2005           50,602
Archibald Candy Corp. Sr. Sec.
  Notes, 10.25%+ .....................................         250,000       7/01/2004          262,500
Belden & Blake Corp. Sr. Sub.
  Note, 9.875%+ ......................................         250,000       6/15/2007          252,500
CHC Helicopter Corp. Sr. Sub. Note, 11.50%                     250,000       7/15/2002          266,250
Chevron Corp. Profit Sharing Note, 8.11%                        75,000      12/01/2004           79,720
Cigna Corp. Deb., 7.875% .............................         100,000       5/15/2027          105,921
Coleman Escrow Corp. Sr. Sec.
  Note, 0.00%+ .......................................         250,000       5/15/2001          147,500
Columbia/HCA Healthcare Corp.
  Deb., 7.50% ........................................          50,000      12/15/2023           49,520
Columbia/HCA Healthcare Corp.
  Note, 7.69% ........................................          50,000       6/15/2025           47,596
Columbia/HCA Healthcare Corp.
  Trust, 8.12% .......................................          75,000       8/04/2003           80,143
Edison Mission Energy Funding Corp. Series A Note,
  6.77%+ .............................................         313,305       9/15/2003          317,315
Empire Gas Corp. Sr. Sec. Note, 7.00% to
  7/14/99, 12.875% from 7/15/99 to
  maturity ...........................................         250,000       7/15/2004          233,750
Envirosource Inc. Sr. Note, 9.75% ....................         500,000       6/15/2003          490,000
French Fragrances Inc. Sr. Note B, 10.375%                     250,000       5/15/2007          258,750
Johnstown America Industries Inc. Sr. Sub. Note B,
  11.75%+ ............................................         125,000       8/15/2005          136,250
La Petite Holdings Corp. Sr. Sec.
  Notes, 9.625% ......................................         250,000       8/01/2001          255,000
Norcal Waste Systems Inc. Series B Sr.
  Note, 13.00% to 11/14/97, 13.50% from
  11/15/97 to maturity ...............................         250,000      11/15/2005          280,000
Outdoor Systems Inc. Sr. Sub. Note, 9.375%                     200,000      10/15/2006          207,000
Packaging Resources Inc. Sr. Sec.
  Note, 11.625% ......................................         250,000       5/01/2003          261,875
Rose Hills Co. Sr. Sub. Note, 9.50%+ .................         250,000      11/15/2004          261,250
Solutia Inc. Note, 6.50% .............................         100,000      10/15/2002          100,375
Spanish Broadcasting Systems Inc. Sr.
  Note, 7.50% ........................................         250,000       6/15/2002          288,750
Sun Media Corp. Sr. Sub. Note, 9.50% .................         250,000       2/15/2007          262,500
U.S.A. Mobile Communications Inc.
  Sr. Note, 14.00% ...................................         150,000      11/01/2004          169,500
                                                                                            -----------
                                                                                              5,014,567
                                                                                            -----------
Total Fixed Income Securities (Cost $17,340,437) .....................................       17,590,254
                                                                                            -----------
SHORT-TERM OBLIGATIONS 8.0%
American Express Credit Corp., 5.55% .................         280,000      11/04/1997          280,000
Chevron Oil Finance Co., 5.55% .......................       2,350,000      11/04/1997        2,350,000
Ford Motor Credit Co., 5.65% .........................       2,555,000      11/05/1997        2,555,000
Merrill Lynch & Company Inc., 5.62% ..................         997,000      11/03/1997          996,689
                                                                                            -----------
Total Short-Term Obligations (Cost $6,181,689) .......................................        6,181,689
                                                                                            -----------
Total Investments (Cost $69,091,051) - 100.5% ........................................       78,153,803
Cash and Other Assets, Less Liabilities - (0.5%) .....................................         (400,783)
                                                                                            -----------
Net Assets - 100.0% ..................................................................      $77,753,020
                                                                                            ===========

Federal Income Tax Information:
At October 31, 1997, the net  unrealized appreciation of investments based on cost for
  Federal income tax purposes of $69,180,248 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an
  excess of value over tax cost ......................................................      $10,886,235
Aggregate gross unrealized depreciation for all investments in which there is an
  excess of tax cost over value ......................................................       (1,912,680)
                                                                                            -----------
                                                                                            $ 8,973,555
                                                                                            ===========

-------------------------------------------------------------------------------------------------------

ADR  Stands for American Depositary Receipt, representing ownership of foreign securities.
*    Non-income-producing securities.
TBA  Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond cutomary settlement time. Although the unit price has been established, the principal value has not been finalized and may vary by no more than 1%.
+    Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified buyers. The total cost and market value of Rule 144A securities owned at October 31, 1997 were $2,450,936 and $2,499,853 (3.22% of net assets), respectively.

Forward currency exchange contracts outstanding at October 31, 1997, are as follows:

                                                                                                            UNREALIZED
                                                                                              CONTRACT      APPRECIATION  DELIVERY
                                                                            TOTAL VALUE         PRICE      (DEPRECIATION)   DATE
-----------------------------------------------------------------------------------------------------------------------------------
Sell Australian dollars, Buy U.S. dollars                                      124,000 AUD     .73565 AUD     $  3,993     11/14/97
Sell Australian dollars, Buy U.S. dollars                                      183,300 AUD     .70850 AUD          709      1/23/98
Sell Australian dollars, Buy U.S. dollars                                      430,000 AUD     .74214 AUD       16,637     11/14/97
Sell Australian dollars, Buy U.S. dollars                                      430,000 AUD     .73289 AUD       12,476     12/10/97
Sell Australian dollars, Buy U.S. dollars                                      390,000 AUD     .73480 AUD       12,061     12/10/97
Sell Australian dollars, Buy U.S. dollars                                      300,000 AUD     .70843 AUD        1,108      1/23/98
Buy British pounds, Sell U.S. dollars                                          125,000 GBP    1.66430 GBP        1,401     12/01/97
Buy British pounds, Sell U.S. dollars                                          220,000 GBP    1.61130 GBP       14,126     12/01/97
Sell British pounds, Buy U.S. dollars                                          767,000 GBP    1.62700 GBP      (34,393)     1/23/97
Sell British pounds, Buy U.S. dollars                                          345,000 GBP    1.62570 GBP      (17,185)    12/01/97
Sell British pounds, Buy U.S. dollars                                          155,000 GBP    1.62800 GBP       (6,795)     1/23/98
Buy Italian lira, Sell U.S. dollars                                        453,600,000 ITL     .00058 ITL        4,013     11/04/97
Buy Japanese yen, Sell U.S. dollars                                         11,034,925 JPY     .00834 JPY         (382)    11/05/97
Buy New Zealand dollars, Sell U.S. dollars                                     148,594 NZD     .93736 NZD           37     11/06/97
Sell New Zealand dollars, Buy U.S. dollars                                     760,000 NZD     .64200 NZD       17,133      1/23/98
Sell New Zealand dollars, Buy U.S. dollars                                     858,000 NZD     .62400 NZD        3,899      1/23/98
Sell South African rand, Buy U.S. dollars                                    2,100,000 ZAR     .20362 ZAR        4,908      2/27/98
Buy South African rand, Sell U.S. dollars                                      485,375 ZAR     .20747 ZAR          157     11/03/97
                                                                                                              --------
                                                                                                              $ 33,903
                                                                                                              ========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE
------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------
October 31, 1997

ASSETS
Investments, at value (Cost $69,091,051) (Note 1) ..............   $78,153,803
Cash ...........................................................        75,487
Receivable for securities sold .................................     2,276,680
Interest and dividends receivable ..............................       388,920
Receivable for open forward contracts ..........................        92,658
Receivable for fund shares sold ................................        57,629
Receivable from Distributor (Note 3) ...........................         4,490
Deferred organization costs and other assets (Note 1)                   54,017
                                                                   -----------
                                                                    81,103,684
LIABILITIES
Payable for securities purchased ...............................     3,096,619
Payable for open forward contracts .............................        58,755
Accrued management fee (Note 2) ................................        51,348
Accrued transfer agent and shareholder services
  (Note 2) .....................................................        37,480
Payable for fund shares redeemed ...............................         9,110
Accrued trustees' fees (Note 2) ................................         6,097
Other accrued expenses .........................................        91,255
                                                                   -----------
                                                                     3,350,664
                                                                   -----------
NET ASSETS .....................................................   $77,753,020
                                                                   ===========
Net Assets consist of:
  Undistributed net investment income ..........................   $   473,826
  Unrealized appreciation of investments .......................     9,062,752
  Unrealized appreciation of forward contracts and
    foreign currency ...........................................        30,255
  Accumulated net realized gain ................................    11,024,948
  Shares of beneficial interest ................................    57,161,239
                                                                   -----------
                                                                   $77,753,020
                                                                   ===========
Net Asset Value, offering price and redemption price per share of Class S shares ($77,753,020 / 5,900,731 shares of
   beneficial interest) ........................................        $13.18
                                                                        ======

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the year ended October 31, 1997

INVESTMENT INCOME
Interest, net of foreign taxes of $195 ......................      $ 1,495,176
Dividends, net of foreign taxes of $14,980 ..................          515,670
                                                                   -----------
                                                                     2,010,846
EXPENSES
Management fee (Note 2) .....................................          521,687
Custodian fee ...............................................          138,308
Transfer agent and shareholder services (Note 2) ............          113,270
Reports to shareholders .....................................           36,242
Audit fee ...................................................           27,633
Trustees' fees (Note 2) .....................................           17,040
Registration fees ...........................................           11,007
Amortization of organization costs (Note 1) .................            7,483
Legal fees ..................................................            7,081
Service fee-Class A (Note 5) ................................              266
Miscellaneous ...............................................            7,993
                                                                   -----------
                                                                       888,010
Expenses borne by the Distributor (Note 3) ..................         (122,711)
                                                                   -----------
                                                                       765,299
                                                                   -----------
Net investment income .......................................        1,245,547
                                                                   -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
  FOREIGN CURRENCY AND FORWARD CONTRACTS
Net realized gain on investments (Notes 1 and 4) ............       11,042,411
Net realized gain on forward contracts and foreign
  currency (Note 1) .........................................          141,527
                                                                   -----------
  Total net realized gain ...................................       11,183,938
                                                                   -----------
Net unrealized appreciation of investments ..................        1,401,758
Net unrealized appreciation of forward contracts and
  foreign currency ..........................................           38,999
                                                                   -----------
  Total net unrealized appreciation .........................        1,440,757
                                                                   -----------
Net gain on investments, foreign currency and forward contracts     12,624,695
                                                                   -----------
Net increase in net assets resulting from operations ........      $13,870,242
                                                                   ===========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE
-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                           Years ended October 31
                                                                 -------------------------------------
                                                                      1996                  1997
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income .........................................     $  1,192,012          $  1,245,547
Net realized gain on investments, foreign currency and forward
  contracts ...................................................        7,998,701            11,183,938
Net unrealized appreciation of investments, foreign currency
  and forward contracts .......................................        1,718,152             1,440,757
                                                                    ------------          ------------
Net increase resulting from operations.........................       10,908,865            13,870,242
                                                                    ------------          ------------
Dividends from net investment income:
  Class A .....................................................         (365,226)               (7,266)
  Class S .....................................................         (910,584)           (1,418,981)
                                                                    ------------          ------------
                                                                      (1,275,810)           (1,426,247)
                                                                    ------------          ------------
Distributions from net realized gains:
  Class A .....................................................         (850,522)              (80,854)
  Class S .....................................................         (463,669)           (7,708,753)
                                                                    ------------          ------------
                                                                      (1,314,191)           (7,789,607)
                                                                    ------------          ------------
Net increase (decrease) from fund share transactions (Note 6) .       (4,788,166)            9,203,933
                                                                    ------------          ------------
Total increase in net assets...................................        3,530,698            13,858,321
NET ASSETS
Beginning of year .............................................       60,364,001            63,894,699
                                                                    ------------          ------------
End of year (including undistributed net investment income of
  $606,033 and $473,826, respectively) ........................     $ 63,894,699          $ 77,753,020
                                                                    ============          ============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
October 31, 1997

NOTE 1

State Street Research Strategic Portfolios: Aggressive (the "Fund"), is a series of State Street Research Financial Trust (the "Trust"), which was organized as a Massachusetts business Trust in November, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open- end management investment company. The Fund commenced operations in May, 1994. The Trust consists presently of four separate funds: State Street Research Strategic
Portfolios: Aggressive, State Street Research Government Income Fund, State Street Research Strategic Portfolios: Moderate and State Street Research Strategic Portfolios: Conservative.

The investment objective of the Fund is to provide high total return from, primarily, growth of capital and secondarily, current income, consistent with reasonable investment risk.

The Fund is authorized to issue four classes of shares. Before November 1, 1997, Class S shares were designated Class C. Only Class S shares are presently available for purchase. Class A, Class B and Class C shares are not being offered at this time. Effective March 27, 1997, the Fund discontinued offering Class A shares. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares will be subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser") and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. If not quoted on the NASDAQ system, such securities are valued at prices obtained from brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. NET INVESTMENT INCOME
Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Dividend income is accured on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. DIVIDENDS
Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions.

E. FEDERAL INCOME TAXES
No provision for Federal income taxes is necessary because the Fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. DEFERRED ORGANIZATION COSTS
Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.

G. FORWARD CONTRACTS AND FOREIGN CURRENCIES
The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to- market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

H. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2

The Trust and the Adviser, an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended October 31, 1997, the fees pursuant to such agreement amounted to $521,687.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended October 31, 1997, the amount of such expenses was $98,371.

The fees of the Trustees not currently affiliated with the Adviser amounted to $17,040 during the year ended October 31, 1997.

NOTE 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended October 31, 1997, the amount of such expenses assumed by the Distributor and its affiliates was $122,711.

NOTE 4

For the year ended October 31, 1997, purchases and sales of securities, exclusive of short-term obligations, aggregated $89,692,029 and $87,638,492 (including $15,025,249 and $16,900,880 of U.S. Government securities), respectively.

NOTE 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund will pay annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class C shares. In addition, the Fund will pay annual distribution fees of 0.75% of average daily net assets for Class B and Class C shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the period November 1, 1996 to March 27, 1997, fees pursuant to such plan amounted to $266 for Class A shares.

NOTE 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At October 31, 1997, Metropolitan owned 3,605,965 Class S shares of the Fund.

Share transactions were as follows:

                                                         YEARS ENDED OCTOBER 31
                                 ----------------------------------------------------------------------
                                                1996                                1997
                                 ----------------------------------  ----------------------------------
CLASS A                                 SHARES            AMOUNT            SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold ...................              --     $  --                     8,328        $   101,499
Issued upon reinvestment of:
  Dividend from net investment
     income ...................              --                 --               54                615
  Distributions from net
     realized gains ...........          78,245            850,522              606              6,845
Shares repurchased ............      (3,647,468)       (42,310,619)         (59,010)          (669,014)
                                     ----------     --------------          -------        -----------
Net decrease ..................      (3,569,223)    $  (41,460,097)         (50,022)       $  (560,055)
                                     ==========     ==============          =======        ===========

CLASS S (FORMERLY CLASS C)              SHARES            AMOUNT            SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold ...................       5,031,860     $   58,556,573        1,008,062        $12,442,073
Issued upon reinvestment of:
  Dividends from net investment
     income ...................          14,250            168,031           47,450            565,762
  Distributions from net
     realized gains ...........          42,616            463,669          683,399          7,708,745
Shares repurchased ............      (1,901,217)       (22,516,342)        (927,982)       (10,952,592)
                                     ----------     --------------          -------        -----------
Net increase ..................       3,187,509     $   36,671,931          810,929        $ 9,763,988
                                     ==========     ==============          =======        ===========

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                                 CLASS A
                                             -------------------------------------------------------------------------------
                                                             YEARS ENDED OCTOBER 31
                                             ------------------------------------------------------     NOVEMBER 1, 1996
                                                   1994(2)            1995(1)            1996(1)      TO MARCH 27, 1997(1)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)             9.55               9.74              10.93                  12.45
                                                   ----               ----              -----                  -----
  Net investment income ($)                        0.09               0.20               0.14                   0.10
  Net realized and unrealized gain on
    investments, foreign currency and
    forward contracts ($)                          0.14               1.19               1.79                   0.41
                                                   ----               ----              -----                  -----
TOTAL FROM INVESTMENT OPERATIONS ($)               0.23               1.39               1.93                   0.51
                                                   ----               ----              -----                  -----
  Dividends from net investment income ($)        (0.04)             (0.20)             (0.17)                 (0.13)
  Distributions from net realized gains ($)          --                 --              (0.24)                 (1.48)
                                                   ----               ----              -----                  -----
TOTAL DISTRIBUTIONS ($)                           (0.04)             (0.20)             (0.41)                 (1.61)
                                                   ----               ----              -----                  -----
NET ASSET VALUE, END OF YEAR ($)                   9.74              10.93              12.45                  11.35
                                                   ====              =====              =====                  =====
Total return(3) (%)                                2.41(4)           14.49              18.05                   4.18(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)          50,999             39,555                623                     --
Ratio of operating expenses to average net
  assets (%)                                       1.35(5)            1.35               1.35                   1.35(5)
Ratio of net investment income to average
  net assets (%)                                   2.01(5)            1.98               1.43                   1.69(5)
Portfolio turnover rate (%)                       37.75             127.44             145.59                 136.48
Average commission rate ($)(6)                       --                 --             0.0251                 0.0244
*Reflects voluntary assumption of fees or
 expenses per share in each year (Note 3)
 ($)                                               0.01               0.02               0.01                   0.02


                                                                               CLASS S (FORMERLY CLASS C)
                                                         -------------------------------------------------------------------
                                                                                 YEARS ENDED OCTOBER 31
                                                         -------------------------------------------------------------------
                                                               1994(2)           1995(1)           1996(1)       1997(1)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                         9.55              9.74             10.94         12.43
                                                               ----              ----             -----         -----
  Net investment income ($)                                    0.10              0.22              0.22          0.22
  Net realized and unrealized gain on investments,
    foreign currency and forward contracts ($)                 0.14              1.20              1.74          2.27
                                                               ----              ----             -----         -----
TOTAL FROM INVESTMENT OPERATIONS ($)                           0.24              1.42              1.96          2.49
                                                               ----              ----             -----         -----
  Dividends from net investment income ($)                    (0.05)            (0.22)            (0.23)        (0.26)
  Distributions from net realized gains ($)                      --                --             (0.24)        (1.48)
                                                               ----              ----             -----         -----
TOTAL DISTRIBUTIONS ($)                                       (0.05)            (0.22)            (0.47)        (1.74)
                                                               ----              ----             -----         -----
NET ASSET VALUE, END OF YEAR ($)                               9.74             10.94             12.43         13.18
                                                               ====             =====             =====         =====
Total return(3) (%)                                            2.50(4)          14.85             18.37         22.54
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                         102            20,809            63,272        77,753
Ratio of operating expenses to average net assets (%)          1.10(5)           1.10              1.10          1.10
Ratio of net investment income to average net assets(%)        2.26(5)           2.13              1.78          1.79
Portfolio turnover rate (%)                                   37.75            127.44            145.59        136.48
Average commission rate ($)(6)                                   --                --            0.0251        0.0244
*Reflects voluntary assumption of fees or expenses per
 share in each year (Note 3) ($)                               0.01              0.02              0.03          0.02
------------------------------------------------------------------------------------------------------------------------------

(1) Per-share figures have been calculated using the average shares method.
(2) May 16,1994 (commencement of operations) to October 31, 1994.
(3) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
(4) Not Annualized.
(5) Annualized.
(6) Average commission rate per share paid for security trades beginning with the fiscal year ended October 31, 1996.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH FINANCIAL TRUST
AND THE SHAREHOLDERS OF STATE STREET RESEARCH
STRATEGIC PORTFOLIOS: AGGRESSIVE

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Strategic
Portfolios: Aggressive (a series of State Street Research Financial Trust, hereafter referred to as the "Trust") at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
December 12, 1997

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE
-------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------------------------------------------

The Fund provided shareholders with attractive returns for the year ended October 31, 1997. Class S shares (formerly Class C) gained 22.54%. That was higher than its peer group, the Lipper flexible portfolio fund average, which rose 19.22%. It was below the S&P 500, which gained 32.10%. That's not surprising since the S&P 500 is a measure of common stock performance, and the Fund had 30% of its assets invested in bonds and cash.

Strategic Portfolios: Aggressive seeks high total return primarily through capital appreciation, and secondarily through current income, by investing in common stocks and bonds. The Manager's strategy is to adjust the asset allocation to take advantage of changing market conditions.

In general, large company stocks outperformed small and mid-sized company stocks during the first half of the year. But small and mid-cap stocks came back stronger in the second half of the year. The Fund benefited from reducing its exposure to large company stocks and shifting its emphasis to small and mid-cap stocks as the market began to shift its favor to these groups. A decision to cut back on the Fund's equity holdings hurt performance. However, adding proceeds to high yield bonds was a good call. High yield bonds were the best performing segment in the fixed-income markets during the period.

Going forward, we expect a slower year for corporate profits in the U.S. but relatively stable to declining interest rates. The recent turmoil in Asia makes further volatility in international markets likely. As a result, we will continue to underweight U.S. equities, overweight U.S. bonds and focus on quality.

October 31, 1997

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. "S" shares, offered without a sales charge, are available through certain employee benefit plans and special programs. Before November 1, 1997, Class S shares were designated Class C. The Standard & Poor's 500 Composite Index (S&P 500) is a market-value weighted index composed of 500 widely held common stocks. The Lehman Brothers Government/Corporate Bond Index is a market-value weighted index of U.S. government treasury and agency securities, corporate and yankee bonds. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only.

                     CHANGE IN VALUE OF $10,000 BASED ON THE
                        S&P 500 AND THE LEHMAN BROTHERS
                    GOVERNMENT/CORPORATE BOND INDEX COMPARED
                   TO CHANGE IN VALUE OF $10,000 INVESTED IN
                        STRATEGIC PORTFOLIOS: AGGRESSIVE

               Strategic Portfolios:          S&P            Lehman Brothers
                     Aggressive               500            Gov't/Corp Bond
               ---------------------         ------          ---------------
 5/16/94          $ 10,000                 $ 10,000            $ 10,000
10/31/94            10,250                   10,549              10,006
10/31/95            11,772                   13,334              11,622
10/31/96            13,935                   16,546              12,250
10/31/97            17,076                   21,856              13,329

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE
-------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH FINANCIAL TRUST
-------------------------------------------------------------------------------

FUND INFORMATION                           OFFICERS                               TRUSTEES
STATE STREET RESEARCH                      RALPH F. VERNI                         RALPH F. VERNI
STRATEGIC PORTFOLIOS: AGGRESSIVE           Chairman of the Board,                 Chairman of the Board,
One Financial Center                       President and                          President, Chief Executive
Boston, MA 02111                           Chief Executive Officer                Officer and Director,
                                                                                  State Street Research &
INVESTMENT ADVISER                         PETER C. BENNETT                       Management Company
State Street Research &                    Vice President
Management Company
One Financial Center                       JOHN H. KALLIS                         STEVE A. GARBAN
Boston, MA 02111                           Vice President                         Retired; formerly Senior Vice
                                                                                  President for Finance and
DISTRIBUTOR                                THOMAS A. SHIVELY                      Operations and Treasurer, The
State Street Research                      Vice President                         Pennsylvania State University
Investment Services, Inc.
One Financial Center                       GERARD P. MAUS
Boston, MA 02111                           Treasurer                              MALCOLM T. HOPKINS
                                                                                  Former Vice Chairman of the
SHAREHOLDER SERVICES                       JOSEPH W. CANAVAN                      Board and Chief Financial
State Street Research                      Assistant Treasurer                    Officer, St. Regis Corp.
Service Center
P.O. Box 8408                              DOUGLAS A. ROMICH
Boston, MA 02266-8408                      Assistant Treasurer                    EDWARD M. LAMONT
1-800-562-0032                                                                    Formerly in banking
                                           FRANCIS J. MCNAMARA, III               (Morgan Guaranty Trust
CUSTODIAN                                  Secretary and General Counsel          Company of New York);
State Street Bank and                                                             presently engaged in private
Trust Company                              DARMAN A. WING                         investments and civic affairs
225 Franklin Street                        Assistant Secretary and
Boston, MA 02110                           Assistant General Counsel
                                                                                  ROBERT A. LAWRENCE
LEGAL COUNSEL                              AMY L. SIMMONS                         Associate, Saltonstall & Co.
Goodwin, Procter & Hoar LLP                Assistant Secretary
Exchange Place
Boston, MA 02109                                                                  DEAN O. MORTON
                                                                                  Retired; formerly Executive
INDEPENDENT ACCOUNTANTS                                                           Vice President, Chief
Price Waterhouse LLP                                                              Operating Officer and Director,
160 Federal Street                                                                Hewlett-Packard Company
Boston, MA 02110

                                                                                  THOMAS L. PHILLIPS
                                                                                  Retired; formerly Chairman of
                                                                                  the Board and Chief Executive
                                                                                  Officer, Raytheon Company

                                                                                  TOBY ROSENBLATT
                                                                                  President,
                                                                                  The Glen Ellen Company
                                                                                  Vice President,
                                                                                  Founders Investments Ltd.

                                                                                  MICHAEL S. SCOTT MORTON
                                                                                  Jay W. Forrester Professor of
                                                                                  Management, Sloan School of
                                                                                  Management, Massachusetts
                                                                                  Institute of Technology

                                                                                  JEPTHA H. WADE
                                                                                  Retired; formerly Of Counsel,
                                                                                  Choate, Hall & Stewart

                                                                  --------------
STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE               Bulk Rate
One Financial Center                                               U.S. Postage
Boston, MA 02111                                                       PAID
                                                                   Randolph, MA
                                                                  Permit No. 600
                                                                  --------------


QUESTIONS? COMMENTS?
CALL us at 1-800-562-0032
WRITE us at:
     State Street Research
     Service Center
     P.O. Box 8408
     Boston, MA 02266-8408
E-MAIL us at:
     info@ssrfunds.com

[graphic omitted] STATE STREET RESEARCH

This report is prepared for the general information of current shareholders.

When used in the general solicitation of investors, this report must be accompanied or preceded by a current State Street Research Strategic Portfolios:
Aggressive prospectus. When used after December 31, 1997, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER:  4492-971224(0199)SSR-LD                      SP-112E-1297IBSRN

                              STATE STREET RESEARCH
                       ----------------------------------
                       STRATEGIC PORTFOLIOS: CONSERVATIVE
                       ----------------------------------

ANNUAL REPORT

October 31, 1997

-------------
WHAT'S INSIDE
-------------

FROM THE CHAIRMAN
An exciting year
to be an investor

PORTFOLIO MANAGERS REVIEW
Stocks, high yield bonds
drive performance

FUND INFORMATION
Facts and figures

PLUS, COMPLETE PORTFOLIO HOLDINGS
AND FINANCIAL STATEMENTS

  [graphic omitted]

   For Excellence
        in
Shareholder Service

STATE STREET RESEARCH FUNDS

FROM THE CHAIRMAN

[Photo of Ralph F. Verni]

DEAR SHAREHOLDER:
In the past 12 months, both stock and bond investors have reaped the rewards of a very favorable financial environment. The nation's economy continued to expand at a moderate, but healthy pace. Inflation and interest rates remain low. Employment is high, personal income has increased, and Americans are the most confident they have been in nearly 30 years. Although history teaches us that a convergence of so many positive factors is rare, no major concerns appear to threaten the economy. Even the recent volatility in the financial markets, influenced by weakness in Southeast Asia, has failed to seriously dampen investor optimism much. However, it reminds us that stock markets can go down as well as up.

STOCKS
Although the U.S. stock market lost ground in October, it posted extraordinary returns for the year ended October 31, 1997. The S&P 500, a broad measure of common stock performance, rose 32.10%(1) for the period, while small stocks, as measured by the Russell 2000, were up 29.33%.(1) Corporate profits rose for a sixth consecutive year, and investors continued to add money to equity mutual funds at a record pace.

Outside the U.S. investment performance was mixed. Markets in Europe and Latin America posted strong gains in local currency, while key stock markets in Southeast Asia took a beating at the end of the period, the result of currency devaluations and excessive optimism.

BONDS
Bonds lagged stocks for the year, but most segments of the bond market delivered respectable gains. The yield on the 30-year Treasury bond ended the period at 6.15% after spiking above 7.0% in April, the weakest month of the year for both stocks and bonds. The Lehman Brothers Aggregate Bond Index, a common benchmark for bond market performance, gained 8.89%(1). Corporate bonds were strong performers, especially lower-rated high-yield bonds, which returned 14.75%(1), according to the First Boston High Yield Index.

WHAT'S AHEAD
While the environment for financial assets has been clouded by concerns that the turmoil in Southeast Asia could extend to the U.S., our outlook for both stocks and bonds remains relatively positive. It may not be realistic to expect stocks to deliver another year of double digit returns. However inflation remains low, corporate profits are still relatively strong, and there are few reasons for the Federal Reserve to raise interest rates in the near term.

Regardless of the environment, we believe there are certain basic principles that can help to keep you focused on your long-term goals: Think long term. Maintain a diversified portfolio. And discipline yourself to stay with your investment program. If you have questions or concerns about your investments, review them with your investment professional. And, thank you for investing with State Street Research.

Sincerely,

/s/ Ralph F. Verni

Ralph F. Verni
Chairman

October 31, 1997

PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED AND, BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND TRANSACTIONS, SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.

-------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended October 31, 1997, except where noted)
-------------------------------------------------------------------------------

SEC AVERAGE ANNUAL COMPOUND RATES OF           AVERAGE ANNUAL COMPOUND
RETURN FOR PERIODS ENDED 9/30/97(2)(3)(4)      RATES OF RETURN(2)(3)(4)
--------------------------------------------   -------------------------------------------
           LIFE OF FUND                                   LIFE OF FUND
          (since 5/16/94)  3 YEARS   1 YEAR              (since 5/16/94)  3 YEARS   1 YEAR
-------------------------------------------    -------------------------------------------
Class S       +12.53%      +13.80% +16.65%     Class S       +12.12%     +13.66%   +14.11%
-------------------------------------------    -------------------------------------------
(1) The Standard & Poor's 500 Composite Index (S&P 500) is a market-value weighted index composed of 500 widely held common stocks. The Russell 2000
    Index is a weighted index comprised of the 2000 smallest stocks within the
    Russell 3000 (a weighted index of the 3000 largest capitalized U.S.
    companies). The Lehman Brothers Aggregate Bond Index is a market-value weighted index of fixed-rate debt issues, including U.S. treasury, agency, and corporate bond issues, and mortgage-backed securities. The First Boston
    High Yield Index is a commonly used measure of high yield bond performance.
    The indices are unmanaged and do not take sales charges into consideration.
    Direct investment in the indices is not possible; results are for illustrative purposes only.
(2) All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends.
(3) "S" shares, offered without a sales charge, are available through certain employee benefit plans and special programs.
(4) Before November 1, 1997, Class S shares were designated Class C.

Performance results for the Fund are increased by the voluntary reduction of Fund fees and expenses, without subsidization, performance would have been lower.

PORTFOLIO MANAGER'S REVIEW
Stocks, high yield bonds drive performance

[Photo of Peter Bennett]

    Peter Bennett
  Portfolio Manager

Peter Bennett, portfolio manager and team leader of State Street Research Strategic Portfolios: Conservative, comments on the year ended October 31, 1997 and the Fund's strategy for the year ahead.

Q: HOW DID THE FUND PERFORM LAST YEAR?
A: The Fund had a strong year, Class S shares (formerly Class C) gained 14.11% for the 12 months ended October 31, 1997. It outperformed the average flexible income fund, which rose 8.10%, according to Lipper Analytical Services.

Q: WHAT ACCOUNTED FOR THE FUND'S STRONG PERFORMANCE?
A: A decision to underweight large-cap growth stocks mid way through the year and to overweight high-yield bonds helped performance. Large cap stocks were the market's strongest performers early in the year, and the Fund benefited from its heavy weighting in the group. Overall, small-cap growth, mid-cap value, and high-yield bonds were the Fund's strongest-performing positions for the period.

Q: HOW DID THE FUND'S ASSET ALLOCATION AFFECT PERFORMANCE?
A: Early in the period, we decided to make modest reductions in the Fund's exposure to stocks and add to bonds. That held performance back. However, we believe it also reduced the Fund's risk exposure. We also raised the Fund's international fixed-income position; however, so far that shift has had no meaningful effect on performance.

Q: HOW WERE ASSETS DIVIDED AT THE END OF THE YEAR?
A: As of October 31, 1997, 25% of the Fund's assets were invested in stocks, 70% in bonds and 5% in cash. That's approximately the Fund's targeted normal mix.

Q: WHAT IS YOUR OUTLOOK FOR THE PERIOD AHEAD?
A: The U.S. economy continues to grow at a moderate pace, driven by strong consumer and capital spending. Inflation remains stable. Consensus earnings forecasts for 1997 have been revised upward, primarily as a result of productivity improvements. However, the gain in earnings could be lower in 1998. The recent turmoil in Asia has made us cautious about international stock markets. However there could be downward pressure on interest rates, and that would be favorable for international bond markets.

We remain moderately bullish on stocks, but cautious. It's my view that stocks are somewhat overvalued and that bonds -- especially high grade bonds -- represent relatively lower risk. Our strategy is to remain underweighted in U.S. equities, somewhat overweighted in bonds and to focus on quality.

                                              October 31, 1997
--------------------------------------------------------------------------------
ASSET ALLOCATION                   TOP 5 EQUITY INDUSTRIES
(by percentage of net assets)      (by percentage of net assets)

Equities       25%                 OIL                      2.6%
Bonds          70%                 INSURANCE                2.5%
Cash            5%                 RETAIL TRADE             1.9%
                                   CHEMICAL                 1.3%
                                   BANK                     1.2%
                                   Total: 9.5%
TOP 5 BOND SECTORS
(by percentage of net assets)

U.S. TREASURY            23.5%
FINANCE/MORTGAGE         18.6%
U.S. AGENCY MORTGAGE     15.1%
FOREIGN GOVERNMENT        5.6%
CORPORATE                 3.2%
Total: 66.0%

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE

-------------------------------------------------------------------------
INVESTMENT PORTFOLIO
-------------------------------------------------------------------------
October 31, 1997

-------------------------------------------------------------------------
                                                               VALUE
                                                  SHARES     (NOTE 1)
-------------------------------------------------------------------------

EQUITY SECURITIES 25.3%
BASIC INDUSTRIES 4.1%
CHEMICAL 1.3%
Agrium Inc. ............................          14,800       $  165,575
Cabot Corp. ............................           5,600          137,550
Ciba Specialty Chemicals AG* ...........              70            6,874
E.I. Du Pont De Nemours & Co. ..........           1,200           68,250
Thiokol Corp. ..........................           1,400          128,187
                                                              -----------
                                                                  506,436
                                                              -----------
DIVERSIFIED 0.4%
Hoya Corp. .............................           1,000           34,732
Johnson Controls Inc. ..................           2,500          112,188
                                                              -----------
                                                                  146,920
                                                              -----------
ELECTRICAL EQUIPMENT 0.3%
Asia Pacific Wire & Cable Corp. Ltd.* ..           3,800           35,150
General Electric Co. ...................           1,600          103,300
                                                              -----------
                                                                  138,450
                                                              -----------
ELECTRONIC EQUIPMENT 0.1%
Sony Corp.* ............................             300           24,902
                                                              -----------
FOREST PRODUCT 0.6%
Abitibi-Consolidated Inc. ..............           7,600          108,300
Aracruz Celulose SA ADR ................           1,650           24,750
Stone Container Corp. ..................           7,800           94,088
                                                              -----------
                                                                  227,138
                                                              -----------
MACHINERY 0.6%
Sundstrand Corp. .......................           2,600          141,375
Tyco International Ltd. ................           2,100           79,275
                                                              -----------
                                                                  220,650
                                                              -----------
METAL & MINING 0.8%
Alumax Inc.* ...........................           4,000          130,000
Kennametal Inc. ........................           3,600          174,600
RTZ Corp.* .............................           1,421           18,310
                                                              -----------
                                                                  322,910
                                                              -----------
Total Basic Industries .................................        1,587,406
                                                              -----------
CONSUMER CYCLICAL 4.2%
AIRLINE 0.1%
China Southern Airlines Co. Ltd.* ......          62,400           27,643
                                                              -----------
AUTOMOTIVE 1.0%
Exide Corp. ............................           6,900          160,856
Lear Corp.* ............................           4,200          201,862
Renault SA* ............................           1,000           27,825
                                                              -----------
                                                                  390,543
                                                              -----------
BUILDING 0.2%
Lafarge Corp. ..........................           2,200           66,825
                                                              -----------
Hotel & Restaurant 0.4%
Harrah's Entertainment Inc.* ...........           8,800          173,250
                                                              -----------
RECREATION 0.6%
Cox Communications Inc. Cl. A* .........           2,600           79,950
International Game Technology Inc. .....           2,300           58,794
US West Inc.* ..........................           3,900           98,475
                                                              -----------
                                                                  237,219
                                                              -----------
RETAIL TRADE 1.9%
Hannaford Brothers Co. .................           3,600       $  136,125
Home Depot Inc. ........................           1,300           72,313
Kroger Co.* ............................           7,300          238,162
Rite Aid Corp. .........................           1,800          106,875
Staples Inc.* ..........................           5,300          139,125
Wal-Mart Stores, Inc. ..................           1,000           35,125
                                                              -----------
                                                                  727,725
                                                              -----------
Total Consumer Cyclical ................................        1,623,205
                                                              -----------
CONSUMER STAPLE 4.9%
AIRPORT 0.2%
Ball Corp. .............................           2,300           80,500
                                                              -----------
BUSINESS SERVICE 0.3%
HBO & Co. ..............................           1,800           78,300
USA Waste Services Inc.* ...............             900           33,300
                                                              -----------
                                                                  111,600
                                                              -----------
DRUG 1.0%
Eli Lilly & Co. ........................           1,600          107,000
Novartis AG ............................              70          109,631
Pfizer Inc. ............................           1,000           70,750
Schering-Plough Corp. ..................           1,700           95,306
                                                              -----------
                                                                  382,687
                                                              -----------
FOOD & BEVERAGE 0.6%
Coca-Cola Enterprises Inc. .............             800           22,500
H.J. Heinz Co. .........................           1,700           78,944
Whitman Corp. ..........................           5,500          144,375
                                                              -----------
                                                                  245,819
                                                              -----------
HOSPITAL SUPPLY 1.2%
Baxter International Inc. ..............             900           41,625
Boston Scientific Corp.* ...............             600           27,300
Guidant Corp. ..........................           1,600           92,000
PacifiCare Health Systems, Inc. Cl. A* .           2,200          139,975
Tenet Healthcare Corp. .................           4,500          137,531
                                                              -----------
                                                                  438,431
                                                              -----------
PERSONAL CARE 0.2%
Procter & Gamble Co. ...................             800           54,400
                                                              -----------
PRINTING & PUBLISHING 1.1%
Hollinger International, Inc. Cl. A* ...          14,200          185,487
Torstar Corp. Cl. B* ...................           1,600           54,664
Valassis Communications Inc. ...........           6,500          191,750
                                                              -----------
                                                                  431,901
                                                              -----------
TOBACCO 0.3%
Dimon Inc. .............................           3,800           98,562
Philip Morris Companies, Inc. ..........             800           31,700
                                                              -----------
                                                                  130,262
                                                              -----------
Total Consumer Staple ..................................        1,875,600
                                                              -----------
ENERGY 3.4%
OIL 2.6%
British Petroleum Co. PLC* .............           2,100           30,864
Energy Africa Ltd.* ....................          15,700           82,374
ENI SPA ADR ............................           1,000           56,375
Fletcher Challenge Ltd.* ...............           6,600           29,588
Oryx Energy Co.* .......................           7,800          214,987
PTT Exploration & Production Public Co. Ltd.*        300            2,998
Royal Dutch Petroleum Co. ..............           1,200           63,150
Seagull Energy Corp.* ..................           7,500          183,281
Tosco Corp. ............................           4,900          161,700
Total SA Cl. B* ........................             717           79,553
Total SA Cl. B ADR* ....................           1,500           83,250
Woodside Petroleum Ltd. ADR* ...........           3,900           32,940
                                                              -----------
                                                                1,021,060
                                                              -----------
OIL SERVICE 0.8%
Mapco Inc. .............................           5,500          181,500
Schlumberger Ltd. ......................           1,300          113,750
                                                              -----------
                                                                  295,250
                                                              -----------
Total Energy ...........................................        1,316,310
                                                              -----------
FINANCE 3.9%
BANK 1.2%
BankAmerica Corp. ......................           1,300           92,950
Fleet Financial Group Inc. .............           2,800          180,075
Mellon Bank Corp. ......................           3,300          170,156
                                                              -----------
                                                                  443,181
                                                              -----------
FINANCIAL SERVICE 0.2%
Federal National Mortgage Association ..           1,700           82,344
                                                              -----------
INSURANCE 2.5%
Ace Ltd. ...............................           3,200          297,400
AMBAC Inc. .............................           4,100          173,225
General Re Corp. .......................             300           59,156
Mid Ocean Ltd. .........................           3,000          194,625
Travelers Group Inc. ...................           1,000           70,000
Travelers Property Casualty Corp. Cl. A            3,200          115,600
UNUM Corp. .............................           1,000           48,750
                                                              -----------
                                                                  958,756
                                                              -----------
Total Finance ..........................................        1,484,281
                                                              -----------
SCIENCE & TECHNOLOGY 3.6%
AEROSPACE 0.3%
Boeing Co. .............................           2,126          101,782
                                                              -----------
COMPUTER SOFTWARE & SERVICE 0.6%
Cisco Systems Inc.* ....................             700           57,422
Nintendo Co. Ltd.* .....................             400           34,566
Sema Group PLC* ........................           1,600           35,837
TT Tieto Oy Cl. B* .....................             200           22,423
Western Digital Corp.* .................           2,600           77,837
WM-Data AB Cl. B* ......................           1,000           17,357
                                                              -----------
                                                                  245,442
                                                              -----------
ELECTRONIC COMPONENTS 1.1%
AMP Inc. ...............................           1,300           58,500
Hitachi Ltd. ...........................           4,000           30,744
Intel Corp.* ...........................             700           53,900
Lernout & Hauspie Speech Products NV ADR*          1,700           82,450
Rohm Co.* ..............................           1,000           98,878
Texas Instruments Inc. .................             900           96,019
                                                              -----------
                                                                  420,491
                                                              -----------
ELECTRONIC EQUIPMENT 0.7%
KLA-Tencor Corp.* ......................             900        $  39,544
L.M. Ericsson Telephone Co. ADR Cl. B* .           2,190           96,908
L.M. Ericsson Telephone Co. Cl. B* .....           2,568          113,144
Teradyne Inc.* .........................             700           26,206
                                                              -----------
                                                                  275,802
                                                              -----------
OFFICE EQUIPMENT 0.9%
Compaq Computer Corp. ..................             700           44,625
Hewlett-Packard Co. ....................             500           30,844
International Business Machines Corp. ..             600           58,837
Quantum Corp.* .........................           2,200           69,575
Unisys Corp. ...........................          11,900          158,419
                                                              -----------
                                                                  362,300
                                                              -----------
Total Science & Technology .............................        1,405,817
                                                              -----------
UTILITY 1.2%
ELECTRIC 0.9%
Edison International Corp. .............           4,300          110,187
OGE Energy Corp. .......................           2,500          121,094
Western Resources Inc. .................           2,800          104,300
                                                              -----------
                                                                 335,581
                                                              -----------
Natural Gas 0.1%
TransTexas Gas Corp.* ..................           1,800           34,200
                                                              -----------
Telephone 0.2%
Telecom Italia SPA* ....................           5,300           33,215
WorldCom Inc.* .........................           1,900           63,888
                                                              -----------
                                                                   97,103
                                                              -----------
Total Utility ..........................................          466,884
                                                              -----------
Total Equity Securities (Cost $8,229,749................        9,759,503
                                                              -----------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE

-------------------------------------------------------------------------------------------------------
                                                         PRINCIPAL        MATURITY          VALUE
                                                           AMOUNT           DATE           (NOTE 1)
-------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES 70.3%
U.S. TREASURY 23.5%
U.S. Treasury Bond, 12.00% ..........................      $  200,000       8/15/2013           293,062
U.S. Treasury Bond, 8.75% ...........................       1,125,000       5/15/2017         1,447,031
U.S. Treasury Bond, 8.125% ..........................         375,000       8/15/2021           462,364
U.S. Treasury Bond, 6.25% ...........................         875,000       8/15/2023           878,141
U.S. Treasury Note, 6.75% ...........................         100,000       5/31/1999           101,656
U.S. Treasury Note, 6.875% ..........................       1,050,000       8/31/1999         1,071,987
U.S. Treasury Note, 7.125% ..........................         850,000       9/30/1999           872,448
U.S. Treasury Note, 6.25% ...........................         175,000       8/31/2000           177,406
U.S. Treasury Note, 6.625% ..........................         675,000       7/31/2001           694,616
U.S. Treasury Note, 7.875% ..........................         850,000      11/15/2004           947,614
U.S. Treasury Note, 6.50% ...........................       1,650,000       8/15/2005         1,711,875
U.S. Treasury Note, 6.875% ..........................         100,000       5/15/2006           106,391
U.S. Treasury Note Inflation
  Indexed, 3.375% ...................................         126,850       1/15/2007           125,145
U.S. Treasury STRIPS, 0.00% .........................         275,000       5/15/2007           155,315
                                                                                            -----------
                                                                                              9,045,051
                                                                                            -----------
U.S. AGENCY MORTGAGE 15.1%
Federal Home Loan Mortgage
  Corp., 7.50% ......................................      $  584,616       2/01/2027        $  597,583
Federal Home Loan Mortgage Corp.
  Gold, 7.00% .......................................         799,256       6/01/2024           806,993
Federal Home Loan Mortgage Corp.
  Gold, 7.50% .......................................         498,635       8/01/2024           511,101
Federal Home Loan Mortgage Corp.
  Series 29-H PAC, 6.50% ............................         125,000       3/25/2023           125,272
Federal Home Loan Mortgage Corp.
  TBA, 7.00% ........................................         500,000      12/15/2012           506,250
Federal National Mortgage
  Association, 7.50% ................................         457,391       7/01/2012           469,109
Federal National Mortgage Association
  Remic 93-102-H PAC, 6.80% .........................         125,000       9/25/2022           127,460
Federal National Mortgage Association
  TBA, 7.00% ........................................         250,000      11/20/2004           253,125
Government National Mortgage
  Association, 6.50% ................................         119,802       2/15/2009           120,644
Government National Mortgage
  Association, 6.50% ................................          59,660       6/15/2009            60,079
Government National Mortgage
  Association, 6.50% ................................         270,576       7/15/2009           272,519
Government National Mortgage
  Association, 8.00% ................................         118,439      10/15/2017           124,694
Government National Mortgage
  Association, 8.00% ................................          59,837      11/15/2017            62,997
Government National Mortgage
  Association, 6.50% ................................          83,726      12/15/2023            83,046
Government National Mortgage
  Association, 6.50% ................................         423,955       7/15/2024           420,509
Government National Mortgage
  Association, 7.00% ................................         295,912       1/15/2025           298,407
Government National Mortgage
  Association, 7.50% ................................         360,594      11/15/2025           368,931
Government National Mortgage
  Association, 7.50% ................................         188,711       4/15/2026           192,957
Government National Mortgage
  Association, 8.00% ................................         114,040       9/15/2026           118,351
Government National Mortgage
  Association TBA, 7.50% ............................         300,000      11/17/2016           308,625
                                                                                            -----------
                                                                                              5,828,652
                                                                                            -----------
CANADIAN-YANKEE 3.1%
British Aerospace Finance Inc.
  Note, 7.50%+ ......................................         125,000       7/01/2027           133,018
DR Investments Sr. Note, 7.10%+ .....................         125,000       5/15/2002           129,135
Petroliam Nasional BHD, 7.125%+ .....................         125,000       8/15/2005           126,078
Petroliam Nasional BHD Note, 6.875%+ ................         175,000       7/01/2003           175,297
Province of Quebec, 7.125% ..........................         250,000       2/09/2024           249,700
Usinor Sacilor ADR Note, 7.25% ......................         350,000       8/01/2006           361,147
                                                                                            -----------
                                                                                              1,174,375
                                                                                            -----------
TRUST CERTIFICATES 1.2%
Cooperative Utility Trust
  Certificates, 10.70% ..............................         225,000       9/15/2017           236,250
Rural Electric Cooperative Grantor Trust
  Certificates, 10.11% ..............................         200,000      12/15/2017           210,934
                                                                                            -----------
                                                                                                447,184
                                                                                            -----------
FOREIGN GOVERNMENT 5.6%
                                                    Australian Dollar
Commonwealth of Australia, 9.00% ....................         775,000       9/15/2004        $  643,340
                                                      Canadian Dollar
Government of Canada, 0.00% .........................         225,000       2/05/1998           158,099
                                                   New Zealand Dollar
Government of New Zealand, 10.00% ...................         375,000       3/15/2002           261,534
Government of New Zealand, 8.00% ....................         300,000      11/15/2006           204,767
                                                       Pound Sterling
United Kingdom Treasury, 8.50% ......................         475,000      12/07/2005           889,824
                                                                                            -----------
                                                                                              2,157,564
                                                                                            -----------
FINANCE/MORTGAGE 18.6%
American Express Credit Account Master
  Trust 96-1A, 6.80% ................................      $  250,000      12/15/2003           255,155
American Express Credit Account Master
  Trust 97-1A, 6.40% ................................         125,000       4/15/2005           126,250
Arcadia Automobile Trust
  97-B A5, 6.70% ....................................         125,000       2/15/2005           126,875
Arcadia Automobile Trust
  97-C A5, 6.55% ....................................         125,000       6/15/2005           126,504
Associates Corp. of North America
  Sr. Note, 6.70% ...................................         250,000       5/29/2001           253,505
Associates Corp. of North America
  Sr. Note, 6.45% ...................................         125,000      10/15/2001           125,794
Bank of New York Institutional Capital
  Trust, 7.78%+ .....................................         175,000      12/01/2026           178,115
BankAmerica Institutional Capital
  Series B, 7.70%+ ..................................         350,000      12/31/2026           357,514
Chase Manhattan Master
  Trust 96-3A, 7.04% ................................         275,000       2/15/2005           282,389
Cigna Corp. Deb., 7.875% ............................         175,000       5/15/2027           185,362
CIT Group Holdings Inc. Sr.
  Note, 6.80% .......................................         250,000       4/17/2000           253,757
Citicorp Capital Security
  Note, 7.93% .......................................         175,000       2/15/2027           181,783
Commercial Credit Group Inc.
  Note, 6.45% .......................................         250,000       7/01/2002           254,687
Commercial Credit Group Inc.
  Sr. Note, 5.55% ...................................         250,000       2/15/2001           244,528
Countrywide Funding Corp.
  Note, 6.58% .......................................         200,000       9/21/2001           201,634
Countrywide Funding Corp.
  Note, 6.28% .......................................         200,000       1/15/2003           200,236
CWMBS Inc. Series
  1994-3 A-7, 6.75% .................................         225,000       3/25/2024           223,664
Discover Credit Card Trust
  Series 1993 A, 6.25% ..............................         208,334       8/16/2000           208,138
DLJ Mortgage Acceptance Corp. 97-CF2
  A1A, 6.55%+ .......................................         125,000      11/15/2006           126,719
First USA Credit Card Master Trust
  Series 1997-6A, 6.42% .............................         250,000       3/17/2005           250,039
Ford Credit Auto Loan Master Trust
  Series 95-1, 6.50% ................................         375,000       8/15/2002           377,812
Ford Credit Auto Owner Trust
  Series 1997B-A3, 6.05% ............................         250,000       4/15/2001           251,113
GE Global Insurance Holding Corp.
  Note, 7.00% .......................................         150,000       2/15/2026           152,511
General Motors Acceptance Corp.
  Note, 7.85% .......................................         325,000      11/17/1997           325,231
Household Affinity Master Trust
  Series 1994-1A, 5.8375% ...........................         175,000       5/15/2001           175,109
Household Finance Co. Note, 6.75% ...................         125,000       6/01/2000           126,450
MBNA Corp. Sr. Note, 6.875% .........................         175,000      11/15/2002           176,587
Morgan Stanley Capital Inc.
  97-WF1-1A, 6.83%+ .................................         123,648      10/15/2006           125,967
Prime Credit Card Master Trust
  Series 1995-1A, 6.75% .............................         125,000      11/15/2005           127,148
Prudential Home Mortgage Securities Co.
  Series 93-29 A-6 PAC, 6.75% .......................         188,285       8/25/2008           189,462
Prudential Home Mortgage Securities Co.
  Series 93-47 1-11 PAC, 6.10% ......................         275,000      12/25/2023           264,429
Railcar Leasing LLC Sr. Sec.
  Note, 6.75%+ ......................................         113,004       7/15/2006           116,252
Sears Credit Account Master Trust
  Series 1997-1A, 6.20% .............................         125,000       7/16/2007           125,117
Structured Asset Securities Corp.
  Note, 6.79% .......................................         250,000      10/15/2034           253,487
Zurich Capital Trust, 8.376%+ .......................         200,000       6/01/2037           213,358
                                                                                            -----------
                                                                                              7,162,681
                                                                                            -----------
CORPORATE 3.2%
Chevron Corp. Note, 8.11% ...........................         175,000      12/01/2004           186,013
Columbia/HCA Healthcare Corp.
  Note, 6.87% .......................................         150,000       9/15/2003           151,386
Columbia/HCA Healthcare
  Corp. Deb., 7.50% .................................         125,000      12/15/2023           123,800
Columbia/HCA Healthcare Corp.
  Note, 8.12% .......................................         125,000       8/04/2003           133,572
Columbia/HCA Healthcare Corp.
  Note, 7.69% .......................................         125,000       6/15/2025           118,989
Edison Mission Energy Funding Corp.
  Series  A Note, 6.77%+ ............................         156,653       9/15/2003           158,658
Electronic Data Systems Corp.
  Note, 6.85%+ ......................................         250,000       5/15/2000           254,780
Loews Corp. Sr. Note, 7.00% .........................         125,000      10/15/2023           118,111
                                                                                            -----------
                                                                                              1,245,309
                                                                                            -----------
Total Fixed Income Securities (Cost $26,400,955) ....................................        27,060,816
                                                                                            -----------
SHORT-TERM OBLIGATIONS 6.1%
American Express Credit Corp., 5.48% ................         452,000      11/05/1997           452,000
American Express Credit Corp., 5.55% ................       1,000,000      11/05/1997         1,000,000
General Electric Capital Corp., 5.53% ...............         884,000      11/07/1997           884,000
                                                                                            -----------
Total Short-Term Obligations (Cost $2,336,000) ......................................         2,336,000
                                                                                            -----------
Total Investments (Cost $36,966,704) - 101.7% .......................................        39,156,319
Cash and Other Assets, Less Liabilities - (1.7%) ....................................         (655,620)
                                                                                            -----------
Net Assets - 100.0% .................................................................       $38,500,699
                                                                                            ===========

-------------------------------------------------------------------------------------------------------

Federal Income Tax Information:

At October 31, 1997, the net  unrealized appreciation of investments based on cost for Federal income tax purposes of $37,040,878 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an
  excess of value over tax cost .....................................................       $ 2,530,684
Aggregate gross unrealized depreciation for all investments in which there is an
  excess of tax cost over value .....................................................          (415,243)
                                                                                            -----------
                                                                                            $ 2,115,441
                                                                                            ===========

-------------------------------------------------------------------------------

ADR Stands for American Depositary Receipt, representing ownership of foreign securities.
  *  Nonincome-producing securities.
  + Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified buyers. The total cost and market value of Rule 144A securities owned at October 31, 1997 were $2,031,297 and $2,094,891 (5.44% of net assets), respectively.
TBA Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond cutomary settlement time. Although the unit price has been established, the principal value has not been finalized and may vary by no more than 1%.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE
-------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
-------------------------------------------------------------------------------

Forward currency exchange contracts outstanding at October 31, 1997, are as follows:

                                                                                                  UNREALIZED
                                                                                    CONTRACT      APPRECIATION    DELIVERY
                                                                  TOTAL VALUE         PRICE      (DEPRECIATION)     DATE
---------------------------------------------------------------------------------------------------------------------------
Sell Australian dollars, Buy U.S. dollars                             31,000 AUD     .73565 AUD     $    998       11/14/97
Sell Australian dollars, Buy U.S. dollars                             57,000 AUD     .70850 AUD          215        1/23/98
Sell Australian dollars, Buy U.S. dollars                            140,000 AUD     .73289 AUD        4,062       12/10/97
Sell Australian dollars, Buy U.S. dollars                            236,000 AUD     .74214 AUD        9,131       11/14/97
Sell Australian dollars, Buy U.S. dollars                            250,000 AUD     .73480 AUD        7,731       12/10/97
Sell Australian dollars, Buy U.S. dollars                            135,000 AUD     .70843 AUD          499        1/23/98
Sell British pounds, Buy U.S. dollars                                100,000 GBP    1.62570 GBP       (4,981)      12/01/97
Buy British pounds, Sell U.S. dollars                                 35,000 GBP    1.66430 GBP          392       12/01/97
Buy British pounds, Sell U.S. dollars                                 65,000 GBP    1.61130 GBP        4,174       12/01/97
Buy British pounds, Sell U.S. dollars                                456,000 GBP    1.62700 GBP      (20,448)       1/23/98
Sell British pounds, Buy U.S. dollars                                 52,000 GBP    1.62800 GBP       (2,280)       1/23/98
Buy Italian lira, Sell U.S. dollars                               59,360,000 ITL     .00058 ITL          525       11/04/97
Buy Japanese yen, Sell U.S. dollars                                1,003,175 JPY     .00834 JPY          (35)      11/05/97
Buy New Zealand dollars, Sell U.S. dollars                            19,382 NZD     .62240 NZD            5       11/06/97
Sell New Zealand dollars, Buy U.S. dollars                           270,000 NZD     .64200 NZD        6,087        1/23/98
Sell New Zealand dollars, Buy U.S. dollars                           401,000 NZD     .62400 NZD        1,822        1/23/98
Sell New Zealand dollars, Buy U.S. dollars                            50,000 NZD     .62414 NZD          234        1/23/98
Sell South African rand, Buy U.S. dollars                            275,000 ZAR     .20362 ZAR          643        2/27/98
Buy South African rand, Sell U.S. dollars                             63,531 ZAR     .20747 ZAR           21       11/03/97
                                                                                                    --------
                                                                                                    $  8,795
                                                                                                    ========


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE

----------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
----------------------------------------------------------------------------
October 31, 1997

ASSETS
Investments, at value (Cost $36,966,704) (Note 1) .........      $39,156,319
Cash ......................................................           32,343
Receivable for securities sold ............................        1,796,370
Interest and dividends receivable .........................          381,861
Receivable for open forward contracts .....................           36,539
Receivable for fund shares sold ...........................           18,074
Receivable from Distributor (Note 3) ......................           11,777
Deferred organization costs and other assets (Note 1)                 35,640
                                                                 -----------
                                                                  41,468,923
LIABILITIES
Payable for securities purchased ..........................        2,815,629
Payable for open forward contracts ........................           27,744
Accrued transfer agent and shareholder services
  (Note 2) ................................................           24,004
Accrued management fee (Note 2) ...........................           19,724
Accrued trustees' fees (Note 2) ...........................            5,412
Payable for fund shares redeemed ..........................              459
Other accrued expenses ....................................           75,252
                                                                 -----------
                                                                   2,968,224
                                                                 -----------
NET ASSETS ................................................      $38,500,699
                                                                 ===========
Net Assets consist of:
  Undistributed net investment income .....................      $   458,790
  Unrealized appreciation of investments ..................        2,189,615
  Unrealized appreciation of forward contracts and
    foreign currency ......................................            8,562
  Accumulated net realized gain ...........................        2,661,943
  Shares of beneficial interest ...........................       33,181,789
                                                                 -----------
                                                                 $38,500,699
                                                                 ===========
Net Asset Value, offering price and redemption price
  per share of Class S shares ($38,500,699 / 3,401,702
  shares of beneficial interest) ..........................           $11.32
                                                                      ======

----------------------------------------------------------------------------
STATEMENT OF OPERATIONS
----------------------------------------------------------------------------
For the year ended October 31, 1997

INVESTMENT INCOME
Interest, net of foreign taxes of $1,252 ...................      $1,781,273
Dividends, net of foreign taxes of $2,781 ..................         131,950
                                                                 -----------
                                                                   1,913,223
EXPENSES
Management fee (Note 2) ....................................         213,881
Custodian fee ..............................................         104,389
Transfer agent and shareholder services (Note 2) ...........          70,185
Reports to shareholders ....................................          31,511
Trustees' fees (Note 2) ....................................          16,965
Audit fee ..................................................          19,241
Registration fees ..........................................          14,253
Legal fees .................................................           8,666
Amortization of organization costs (Note 1) ................           7,482
Service fee-Class A (Note 5) ...............................             212
Miscellaneous ..............................................           7,307
                                                                 -----------
                                                                     494,092
Expenses borne by the Distributor (Note 3) .................        (172,748)
                                                                 -----------
                                                                     321,344
                                                                 -----------
Net investment income ......................................       1,591,879
                                                                 -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
  FOREIGN CURRENCY AND FORWARD CONTRACTS
Net realized gain on investments (Notes 1 and 4) ...........       2,681,913
Net realized gain on forward contracts and foreign
  currency (Note 1) ........................................         107,196
                                                                 -----------
  Total net realized gain ..................................       2,789,109
                                                                 -----------
Net unrealized appreciation of investments .................         288,740
Net unrealized appreciation of forward contracts and
  foreign currency .........................................          11,970
                                                                 -----------
  Total net unrealized appreciation ........................         300,710
                                                                 -----------
Net gain on investments, foreign currency and forward
  contracts ................................................       3,089,819
                                                                 -----------
Net increase in net assets resulting from operations .......     $ 4,681,698
                                                                 ===========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE
-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                       Years ended October 31
                                                                -------------------------------------
                                                                       1996                 1997
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income .........................................     $  1,497,872         $  1,591,879
Net realized gain on investments, foreign currency and forward
  contracts ...................................................        1,710,843            2,789,109
Net unrealized appreciation of investments, foreign currency
  and forward contracts                                                   90,149              300,710
                                                                    ------------         ------------
Net increase resulting from operations ........................        3,298,864            4,681,698
                                                                    ------------         ------------
Dividends from net investment income:
  Class A .....................................................         (454,334)              (9,655)
  Class S .....................................................         (970,526)          (1,610,768)
                                                                    ------------         ------------
                                                                      (1,424,860)          (1,620,423)
                                                                    ------------         ------------
Distributions from net realized gains:
  Class A .....................................................         (651,838)             (27,562)
  Class S .....................................................          (42,210)          (1,688,429)
                                                                    ------------         ------------
                                                                        (694,048)          (1,715,991)
                                                                    ------------         ------------
Net increase from fund share
  transactions (Note 6) .......................................        3,537,654            3,367,965
                                                                    ------------         ------------
Total increase in net assets ..................................        4,717,610            4,713,249
NET ASSETS
Beginning of year .............................................       29,069,840           33,787,450
                                                                    ------------         ------------
End of year (including undistributed net
  investment income of $410,962 and
  $458,790, respectively) .....................................     $ 33,787,450         $ 38,500,699
                                                                    ============         ============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
October 31, 1997

NOTE 1

State Street Research Strategic Portfolios: Conservative (the "Fund") is a series of State Street Research Financial Trust (the "Trust"), which was organized as a Massachusetts business trust in November, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open- end management investment company. The Fund commenced operations in May, 1994. The Trust consists presently of four separate funds: State Street Research Strategic
Portfolios: Conservative, State Street Research Government Income Fund, State Street Research Strategic Portfolios: Moderate and State Street Research Strategic Portfolios: Aggressive.

The investment objective of the Fund is to provide, primarily, a high level of current income and, secondarily, long term growth of capital, consistent with the preservation of capital and reasonable investment risk.

The Fund is authorized to issue four classes of shares. Before November 1, 1997, Class S shares were designated Class C. Only Class S shares are presently available for purchase. Class A, Class B and Class C shares are not being offered at this time. Effective March 27, 1997, the Fund discontinued offering Class A shares. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser") and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. If not quoted on the NASDAQ system, such securities are valued at prices obtained from brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. NET INVESTMENT INCOME
Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. DIVIDENDS
Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions.

E. FEDERAL INCOME TAXES
No provision for Federal income taxes is necessary because the Fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. DEFERRED ORGANIZATION COSTS
Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.

G. FORWARD CONTRACTS AND FOREIGN CURRENCIES
The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to- market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

H. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2

The Trust and the Adviser, an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.60% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended October 31, 1997, the fees pursuant to such agreement amounted to $213,881.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended October 31, 1997, the amount of such expenses was $56,007.

The fees of the Trustees not currently affiliated with the Adviser amounted to $16,965 during the year ended October 31, 1997.

NOTE 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended October 31, 1997, the amount of such expenses assumed by the Distributor and its affiliates was $172,748.

NOTE 4

For the year ended October 31, 1997, purchases and sales of securities, exclusive of short-term obligations, aggregated $43,776,107 and $39,551,568 (including $23,858,714 and $24,265,327 of U.S. Government securities), respectively.

NOTE 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund will pay annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class C shares. In addition, the Fund will pay annual distribution fees of 0.75% of average daily net assets for Class B and Class C shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the period November 1, 1996 to March 27, 1997, fees pursuant to such plan amounted to $212 for Class A shares.

NOTE 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At October 31, 1997, Metropolitan owned 2,223,045 Class S shares of the Fund.

Share transactions were as follows:

                                                          YEARS ENDED OCTOBER 31
                                    -------------------------------------------------------------------
                                                   1996                              1997
                                    ----------------------------------  -------------------------------
CLASS A                                 SHARES            AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------
Issued upon reinvestment of
  distribution from net realized
  gains ..........................          62,677      $     651,777             --      $         --
Shares repurchased ...............      (2,630,477)       (28,093,497)       (50,023)         (528,933)
                                         ---------      -------------        -------      ------------
Net decrease .....................      (2,567,800)     $ (27,441,720)       (50,023)     $   (528,933)
                                         =========      =============        =======      ============
CLASS S (FORMERLY CLASS C)              SHARES            AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold ......................       3,511,159      $  37,399,443        473,499      $  5,172,822
Issued upon reinvestment of:
  Dividends from net investment
income ...........................          21,689            229,456         47,885           512,492
  Distributions from net realized
gains ............................           4,058             42,210        161,263         1,688,429
Shares repurchased ...............        (632,775)        (6,691,735)      (320,767)       (3,476,845)
                                         ---------      -------------        -------      ------------
Net increase .....................       2,904,131      $  30,979,374        361,880      $  3,896,898
                                         =========      =============        =======      ============

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                                         CLASS A
                                                       ----------------------------------------------------------------------------
                                                                   YEARS ENDED OCTOBER 31
                                                       ----------------------------------------------       NOVEMBER 1, 1996
                                                             1994)(2))         1995(1)        1996(1)     TO MARCH 27, 1997(1)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                       9.55              9.56             10.56               11.03
                                                             ----              ----             -----               -----
  Net investment income ($)                                  0.20              0.47              0.42                0.21
  Net realized and unrealized gain (loss) on
    investments, foreign currency and forward
    contracts ($)                                           (0.09)             1.00              0.66                0.08
                                                             ----              ----             -----               -----
TOTAL FROM INVESTMENT OPERATIONS ($)                         0.11              1.47              1.08                0.29
                                                             ----              ----             -----               -----
  Dividends from net investment income ($)                  (0.10)            (0.47)            (0.36)              (0.19)
  Distributions from net realized gains ($)                    --                --             (0.25)              (0.55)
                                                             ----              ----             -----               -----
TOTAL DISTRIBUTIONS ($)                                     (0.10)            (0.47)            (0.61)              (0.74)
                                                             ----              ----             -----               -----
NET ASSET VALUE, END OF YEAR ($)                             9.56             10.56             11.03               10.58
                                                             ====             =====             =====               =====
Total return(3) (%)                                          1.15(4)          15.84             10.55                2.67(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                    25,014            27,637               552                  --
Ratio of operating expenses to average net assets (%)        1.15(5)           1.15              1.15                1.15(5)
Ratio of net investment income to average net assets(%)      4.48(5)           4.74              4.35                4.18(5)
Portfolio turnover rate (%)                                 70.35            132.50            126.41              117.66
Average commission rate ($)(6)                                 --                --            0.0436              0.0308
*Reflects voluntary assumption of fees or expenses
 per share in each year (Note 3) ($)                         0.03              0.05              0.07                0.03

                                                                               CLASS S (FORMERLY CLASS C)
                                                         -----------------------------------------------------------------------
                                                                                 YEARS ENDED OCTOBER 31
                                                         -----------------------------------------------------------------------
                                                               1994(2)           1995(1)           1996(1)           1997(1)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                         9.55              9.56             10.56             10.93
                                                               ----              ----             -----             -----
  Net investment income ($)                                    0.21              0.52              0.50              0.49

  Net realized and unrealized gain (loss) on
    investments, foreign currency and forward contracts($)    (0.09)             0.97              0.60              0.95
                                                               ----              ----             -----             -----
TOTAL FROM INVESTMENT OPERATIONS ($)                           0.12              1.49              1.10              1.44
                                                               ----              ----             -----             -----
  Dividends from net investment income ($)                    (0.11)            (0.49)            (0.48)            (0.50)

  Distributions from net realized gains ($)                      --                --             (0.25)            (0.55)
                                                               ----              ----             -----             -----
TOTAL DISTRIBUTIONS ($)                                       (0.11)            (0.49)            (0.73)            (1.05)
                                                               ----              ----             -----             -----
NET ASSET VALUE, END OF YEAR ($)                               9.56             10.56             10.93             11.32
                                                               ====             =====             =====             =====
Total return(3) (%)                                            1.25(4)          16.11             10.82             14.11
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                         100             1,433            33,236            38,501
Ratio of operating expenses to average net assets (%)          0.90(5)           0.90              0.90              0.90
Ratio of net investment income to average net assets(%)        4.73(5)           4.91              4.50              4.47
Portfolio turnover rate (%)                                   70.35            132.50            126.41            117.66
Average commission rate ($)(6)                                   --                --            0.0436            0.0308
*Reflects voluntary assumption of fees or expenses per
 share in each year (Note 3) ($)                               0.03              0.05              0.06              0.05

-------------------------------------------------------------------------------------------------------------------------------

(1)    Per-share figures have been calculated using the average shares method.
(2)    May 16, 1994 (commencement of operations) to October 31, 1994.
(3)    Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
(4)    Not annualized.
(5)    Annualized.
(6)    Average commission rate per share paid for security trades beginning with the fiscal year ended October 31, 1996.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH FINANCIAL TRUST
AND THE SHAREHOLDERS OF STATE STREET RESEARCH
STRATEGIC PORTFOLIOS: CONSERVATIVE

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Strategic
Portfolios: Conservative (a series of State Street Research Financial Trust, hereafter referred to as the "Trust") at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's manage- ment; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
December 12, 1997

STATE STREET RESEASRCH STRATEGIC PORTFOLIOS: CONSERVATIVE

-------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------------------------------------------

The Fund provided shareholders with attractive returns for the year ended October 31, 1997. Class S shares (formerly Class C) gained 14.11%. That was higher than its peer group, the Lipper flexible income fund average, which rose 8.10%.

Strategic Portfolios: Conservative seeks high current income and secondarily long term growth of capital by investing in common stocks and bonds. The manager's strategy is to adjust the asset allocation to take advantage of changing market conditions.

In general, large company stocks outperformed small and mid-sized company stocks during the first half of the year. But small and mid-cap stocks came back stronger in the second half of the year. The Fund benefited from reducing its exposure to large company stocks and shifting its emphasis to small and mid-cap stocks as the market began to shift its favor to these groups. A decision to cut back on equity holdings and add the proceeds to high yield bonds hurt performance. High yield bonds were the best performing segment in the fixed-income markets during the period.

Going forward, we expect a slower year for corporate profits in the U.S. but relatively stable to declining interest rates. The recent turmoil in Asia makes further volatility in international markets likely. As a result, we will continue to underweight U.S. equities, overweight U.S. bonds and focus on quality.

October 31, 1997

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. "S" shares, offered without a sales charge, are available through certain employee benefit plans and special programs. Before November 1, 1997, Class S shares were designated Class C. The Standard & Poor's 500 Composite Index (S&P 500) is a market-value weighted index composed of 500 widely held common stocks. The Lehman Brothers Government/Corporate Bond Index is a market-value weighted index of U.S. government treasury and agency securities, corporate and yankee bonds. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only. Performance results for the Fund are increased by the voluntary reduction of Fund fees and expenses; without subsidization, performance would be lower.

                   CHANGE IN VALUE OF $10,000 BASED ON THE
                       S&P 500 AND THE LEHMAN BROTHERS
                   GOVERNMENT/CORPORATE BOND INDEX COMPARED
                  TO CHANGE IN VALUE OF $10,000 INVESTED IN
                      STRATEGIC PORTFOLIOS: CONSERVATIVE

             Strategic Portfolios:           S&P            Lehman Brothers
                 Conservative                500            Gov't/Corp Bond
             ---------------------         --------         ----------------
 5/16/94          $ 10,000                 $ 10,000            $ 10,000
10/31/94            10,125                   10,549              10,006
10/31/95            11,755                   13,334              11,622
10/31/96            13,027                   16,546              12,250
10/31/97            14,865                   21,856              13,329

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE

-------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH FINANCIAL TRUST
-------------------------------------------------------------------------------

FUND INFORMATION                           OFFICERS                               TRUSTEES

STATE STREET RESEARCH                      RALPH F. VERNI                         RALPH F. VERNI
STRATEGIC PORTFOLIOS: CONSERVATIVE         Chairman of the Board,                 Chairman of the Board,
One Financial Center                       President and                          President, Chief Executive
Boston, MA 02111                           Chief Executive Officer                Officer and Director,
                                                                                  State Street Research &
INVESTMENT ADVISER                         PETER C. BENNETT                       Management Company
State Street Research &                    Vice President
Management Company
One Financial Center                       JOHN H. KALLIS                         STEVE A. GARBAN
Boston, MA 02111                           Vice President                         Retired; formerly Senior Vice
                                                                                  President for Finance and
DISTRIBUTOR                                THOMAS A. SHIVELY                      Operations and Treasurer, The
State Street Research                      Vice President                         Pennsylvania State University
Investment Services, Inc.
One Financial Center                       GERARD P. MAUS
Boston, MA 02111                           Treasurer                              MALCOLM T. HOPKINS
                                                                                  Former Vice Chairman of the
SHAREHOLDER SERVICES                       JOSEPH W. CANAVAN                      Board and Chief Financial
State Street Research                      Assistant Treasurer                    Officer, St. Regis Corp.
Service Center
P.O. Box 8408                              DOUGLAS A. ROMICH
Boston, MA 02266-8408                      Assistant Treasurer                    EDWARD M. LAMONT
1-800-562-0032                                                                    Formerly in banking
                                           FRANCIS J. MCNAMARA, III               (Morgan Guaranty Trust
CUSTODIAN                                  Secretary and General Counsel          Company of New York);
State Street Bank and                                                             presently engaged in private
Trust Company                              DARMAN A. WING                         investments and civic affairs
225 Franklin Street                        Assistant Secretary and
Boston, MA 02110                           Assistant General Counsel
                                                                                  ROBERT A. LAWRENCE
LEGAL COUNSEL                              AMY L. SIMMONS                         Associate, Saltonstall & Co.
Goodwin, Procter & Hoar LLP                Assistant Secretary
Exchange Place
Boston, MA 02109                                                                  DEAN O. MORTON
                                                                                  Retired; formerly Executive
INDEPENDENT ACCOUNTANTS                                                           Vice President, Chief
Price Waterhouse LLP                                                              Operating Officer and Director,
160 Federal Street                                                                Hewlett-Packard Company
Boston, MA 02110

                                                                                  THOMAS L. PHILLIPS
                                                                                  Retired; formerly Chairman of
                                                                                  the Board and Chief Executive
                                                                                  Officer, Raytheon Company

                                                                                  TOBY ROSENBLATT
                                                                                  President,
                                                                                  The Glen Ellen Company
                                                                                  Vice President,
                                                                                  Founders Investments Ltd.

                                                                                  MICHAEL S. SCOTT MORTON
                                                                                  Jay W. Forrester Professor of
                                                                                  Management, Sloan School of
                                                                                  Management, Massachusetts
                                                                                  Institute of Technology

                                                                                  JEPTHA H. WADE
                                                                                  Retired; formerly Of Counsel,
                                                                                  Choate, Hall & Stewart

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STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE       Bulk Rate
One Financial Center                                         U.S. Postage
Boston, MA 02111                                                 PAID
                                                             Randolph, MA
                                                            Permit No. 600
                                                            --------------


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[graphic omitted]

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CONTROL NUMBER:  4490-971224(0199)SSR-LD                       SP-125E-1297IBSRN